Exhibit 10.1

***Certain portions of this exhibit have been omitted based on a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions have been filed separately with the Securities and Exchange Commission.

COMMERCIAL DEVELOPMENT AND SUPPLY AGREEMENT

This Supply Agreement is made and entered into with effect from June 1 2016 (“Effective Date”) by and between:

Life Technologies Corporation of 5791 Van Allen Way, Carlsbad, California, 92008, U.S.A. (“Life”); and

Adaptimmune Limited of 101 Park Drive, Milton Park, Abingdon, Oxon, OX14 4RX, England (“Customer”),

(individually referred to as “Party” and collectively as “Parties”).

RECITALS

(1)  Customer and Life entered certain License Agreements under which Life granted Customer certain limited rights to use Products.

(2)  Customer and Life entered a supply agreement dated 30 June, 2013 under which Customer purchased products from Life for research use and development of Customer’s commercial offering (the “Research Supply Agreement”).

(3)  By Letter Agreement dated 26 March 2015 (the “Letter Agreement”) the Parties agreed that Customer would purchase from Life *** for validation purposes.  Such purchase was governed by the Research Supply Agreement until such time as this Agreement came into effect. Such purchase is now governed by the terms of this Agreement.

(4)  Customer now wishes to further exercise its rights under the License Agreements.  Customer and Life will jointly collaborate on further developing Life product for Customer and Customer shall use Life products for (i) further development of supply of its products including performance of further clinical trials, (ii) Customer manufacturing process validation in relation to such products, and (iii) ultimately following obtaining of appropriate regulatory approvals, in relation to the sale and supply of such products.

(5)  The Parties agree that Life will supply Customer’s requirements for Products on the terms below (the “Principal Terms”) and subject to Life’s Supply Terms and Conditions, attached at Appendix A.

Principal Terms and Definitions

For the purposes of this Agreement, defined terms in the License Agreements shall have the same meaning in this Agreement.  Further definitions are set out in Appendix B to this Agreement in addition to the following terms which shall have the following meanings:

Customer Products: means Licensed LTC T Cell Products as such term is defined in the License Agreement and Licensed T Cell Products as such term is defined in the Sublicense Agreement.  For purposes of clarification, a single Customer Product can be considered both a Licensed T Cell Product and Licensed LTC T Cell Product.

Commercial Phase: Phase of Agreement starting on receipt by Customer of written notification from Life that Life has put in place a dedicated Product supply provision for Customer (“Life Notice of Commercial Supply”).

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Commercial Phase Notification: Written notification from Customer that Customer wishes to enter Commercial Phase.

Development Phase: Phase of this Agreement starting on Effective Date and expiring on receipt by Life of Commercial Phase Notification.

Development Phase Purchasing Obligation: The minimum purchasing obligation applicable during the Development Phase shall be as follows: (a) Adaptimmune shall purchase and receive ***                                            ; and, assuming that the Commercial Phase has not commenced prior to 31st December 2019, (b) Adaptimmune shall purchase and receive ***                                                       . If the Transitional Phase commences prior to or during 2019 then the Development Phase Purchasing Obligation shall continue to apply unless the Commercial Phase commences prior to 31st December 2019.  In the event that the Commercial Phase has commenced prior to 31st December 2019, the Minimum Purchasing Obligation shall apply for 2019 and each subsequent calendar year.  Life also acknowledges the purchase and receipt of ***                             under the Letter Agreement.

Minimum Purchasing Obligation: The minimum purchasing obligation between the Effective Date and 31st December 2019 is defined by the Development Phase Purchasing Obligation.  The minimum purchasing obligation applicable during the Commercial Phase shall be mutually agreed during the Transitional Phase with both Parties acting in good faith but shall be no less than ***                                     in the Commercial Phase.

Minimum Order Volume: ***                        during Commercial Phase and ***                      during Development Phase and Transitional Phase.

Minimum Delivery Size: ***                            during Commercial Phase and ***                     during Development Phase and Transitional Phase.

Phase: means any of the Commercial Phase, the Development Phase or the Transitional Phase.

Products: means LTC Bead Product (as such term is defined in the LTC IP License Agreement) and Life Bead Product (as such term is defined in the Sublicense Agreement), and in the context of this Agreement, Products supplied under SKU 43300D and SKU43305D during the Development Phase and Transitional Phases and Products supplied under SKU 433XXD (or alternatively agreed SKU) during the Commercial Phase.

Price: See Appendix D.

Specifications: means those Product specifications set forth at Appendix C.

Term: From the Effective Date until end 31 December 2025 unless earlier terminated in accordance with the Supply Terms and Conditions.

Territory: means any country in the world.

Transitional Phase: means the phase of this Agreement starting on receipt by Life of Commercial Phase Notification and expiring on receipt by Customer of Life Notice of Commercial Supply.

Contacts:

Customer:                                     name:             ***

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Alliance Manager

address: 101 Milton Park

Abingdon

Oxon

OX14 4RX

United Kingdom

t. ***

e. ***

Life:                                                                    name:  ***

Sr. Market Development Manager

address: Ullernchausseen 52

N-0379 Oslo

Norway

t. ***

e. ***

For LIFE		For ADAPTIMMUNE

LIFE TECHNOLOGIES CORPORATION		ADAPTIMMUNE LIMITED

By:	/s/ Mark P. Stevenson	By:	/s/ H.K. Tayton Martin
	(signature)		(signature)
Typed Name: Mark P. Stevenson		Typed Name: H.K. Tayton-Martin
Title: Executive V.P.		Title: Chief Operating Officer
Date: 16th June 2016		Date: 16th June 2016

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Appendix A

SUPPLY TERMS AND CONDITIONS

1A.1                      The Supply Terms and Conditions will apply to all Phases unless otherwise provided explicitly in the Supply Terms and Conditions.

1A.2                      At any time after 1 January 2018, the Customer may notify Life that it wishes to enter into the Commercial Phase. Customer shall make the Commercial Phase Notification when Customer files an application for marketing authorization for any Customer Product in any country in the Territory (excluding filing of any marketing application by Customer for its NY-ESO T-cell therapy for treatment of sarcoma). The Commercial Phase Notification will specify when Customer wishes the Commercial Phase to start and its desired Batch size (the size of Batch and start date of which will be subject to agreement with Life acting reasonably and in good faith).

1A.3                      On receipt of the Commercial Phase Notification, the Parties will work together on a timely basis to set out a timeline for Life to develop and set up a dedicated supply provision for Customer. The Parties will mutually agree the nature of that supply route/ resource including appropriate Batch sizes and timelines.  This Agreement shall be recorded in a Process Implementation and Validation Plan as provided for at clause 6 of this Agreement.

1A.4                      During the Transitional Phase, the Parties will use reasonable efforts to implement the provisions of the Process Implementation and Validation Plan to set up the mutually agreed dedicated supply provision for Customer as soon as reasonably possible. If there are no changes to the Current Manufacturing Process, Life will use reasonable efforts to provide Customer with Life Notice of Commercial Supply within ***             of receipt by Life of Commercial Phase Notification.  If changes are proposed to the Current Manufacturing Process under the Process Implementation and Validation Plan the Parties shall mutually agree on the proposed changes and, if appropriate, mutually define a target timeline for implementation and issue of Life Notice of Commercial Supply.

1                      SUPPLY AND DEVELOPMENT SERVICES

1.1            Customer shall exclusively purchase Customer’s needs for all CD3/CD28 magnetic bead products for T cell activation and expansion from Life for a maximum period of 5 years from the Effective Date of this Agreement provided that Life is not in breach of any material obligation of this Agreement or of the License Agreements.  This obligation to exclusively purchase from Life shall not limit Customer’s ability to order and have supplied CD3/CD28 magnetic bead products from third parties (a) for the duration of any Inability to Supply Event  or any force majeure in accordance with clause 14 (including delivery of any CD3/CD28 magnetic bead products outside of the duration of any Inability to Supply Event but subject to a binding purchase order placed during the period of any Inability to Supply Event) or as otherwise explicitly permitted under this Agreement; and (b) in circumstances where regulatory requirements or changes in product approvals applicable to any Customer product require a change in magnetic bead and Life is unable to supply such modified magnetic bead at all or within any timescales requested or required by the relevant regulatory requirements or regulatory authority; and (c) for the purposes of internal research at Customer or its Affiliates including where such internal research is carried out by third party subcontractors on behalf of Customer or its Affiliates; and (d) the Products are found to infringe the rights of any Third Party (excluding any infringement for which Life is not liable under clause 10.4) and Life is unable to procure modification or continuing rights in accordance with clauses 10.3.1 or 10.3.2 within a period of 6 months from date of receipt of allegation of infringement.

1.2            Subject to the provisions of the License Agreements and this Agreement, Life (or, where necessary to achieve business continuity, an Affiliate of Life or Third Party manufacturer nominated by Life) will manufacture and sell Products to the Customer for the Term of this Agreement. Nothing in this Agreement shall amend the License Agreements save as explicitly otherwise provided in this Agreement. Where Life nominates an Affiliate or Third Party for business continuity reasons, Life shall continue to be responsible for manufacture and supply of Products to Customer in accordance with the terms of this Agreement and the QAA and shall procure that such Affiliate or Third Party supplies Products in accordance with the terms of this Agreement and the QAA.

1.3            Products will be supplied under the Limited Use Label Licenses at Exhibit E-1, E-2 and E-3. The applicable LULL shall be determined by the SKU for the relevant Product and the current Phase save that the LULL at E-3 will apply to any manufacture and supply of Customer’s NY-ESO T-cell therapy using SKU 43305D for treatment of sarcoma irrespective of the Phase.

1.4            Pursuant to the License Agreements, Customer or, where permissible under the License Agreements, an Affiliate of Customer, may permit a CMO to use the Products solely in accordance with the CMO Restrictions.  CMOs shall acquire no further rights hereunder and shall not manufacture, sell or use the Products in any other manner.  Customer shall be responsible for the actions and inactions of any of its or its Affiliates’ CMOs.

1.5            To the extent that the rights granted to Customer hereunder are shared with one or more of its Affiliates, Customer shall first impose limitations and obligations on such Affiliates for the benefit of Life, in writing that are no less burdensome than the limitations and obligations imposed on Customer hereunder, and Customer shall notify Life of the name and contact information for each such Affiliate that it shares such rights with in writing in accordance with clause 17 of this Agreement.

1.6            Customer shall be entitled to reference Life’s drug master files with respect to Product for use in the Field in Customer’s or its Affiliates’ regulatory filings regarding Product or any product incorporating or utilizing Product including Customer Product.  At Customer’s written request, Life shall promptly authorize the appropriate regulatory authorities to reference such drug master files in support of Customer’s regulatory submissions, and shall promptly provide copies of all such authorization letters to     Customer.

1.7            Customer may from time to time request from Life, in writing, performance of services related to the Product, in accordance with the process specified in clauses 1.8-1.11 below.  Services may include those that: (i) support Customer in its aspiration to obtain regulatory approval of drugs or therapies that make use of Products, and/or (ii) are outside the scope of or require material changes to Specifications, and/or (iii) involve Life performing material additional services or incurring additional costs to accommodate Customer’ requests, such as development or documentation work on the Products required by relevant

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regulatory authorities as part of their approval process.  Life shall provide such services with reasonable skill and care.  Customer shall pay Life mutually agreed and reasonable service fees associated with such services, including any Third Party development costs, in each case solely to the extent such development is approved by Customer and mutually agreed upon by the Parties in writing pursuant to clause 1.10.  For clarity unless there is a departure from the Current Manufacturing Process or as otherwise mutually agreed, any work required by Life under the Transitional Phase to procure a dedicated supply of Products for Customer shall not constitute services requested from Life under these clauses 1.8-1.11.

1.8            If Customer wishes to request from Life performance of services, Customer shall submit a written request to Life with supporting details describing such services. Life will promptly respond to Customer requesting any additional information it requires in order to provide a response that may include a service fee quotation for consideration and approval by Customer.  Customer shall notify Life within thirty (30) business days whether or not Customer wishes to accept or reject Life’s service fee quotation.

1.9            If Life in its Product development work finds that certain additional material services are needed (other than where such services are required to correct any non-conformance with Specification or failure to comply with QAA requirements or applicable laws), it will promptly notify Customer in writing with supporting details describing such services.  If Customer on this basis wishes to request from Life performance of such services, Customer may make such request to Life in accordance with clause 1.8.

1.10     Both parties will negotiate any service fee quotation in good faith. Should the parties be unable to agree such service fee quotation and the request for services relates to an initial regulatory filing which if not satisfied would prevent or restrict Customer’s ability to sell and supply its end products, then Adaptimmune may request suspension of development and delivery of any affected Products. Life shall be entitled to charge Customer for any costs (on a pro-rated basis) and expenses incurred by Life up to and including the date of suspension of development and delivery of any affected Products, to the extent such costs and expenses are not already covered by any advance or pre-payment.

1.11     If the Parties are unable to reach an agreement on how Customer requests for services will be handled and paid for, no such services shall be performed and the then current terms of this Agreement shall continue to apply, save that where Life has recommended performance of services in accordance with clause 1.9 and such services are required to enable Life to supply Products in accordance with regulatory requirements or guidelines, then Life may suspend its obligations for the development and delivery of such affected Products until the Parties reach an agreement on how Customer’s requests for services will be handled and paid for, provided however that Customer may explicitly waive compliance with the relevant regulatory requirements or guidelines concerned and request that Life continue to provide Product in accordance with the then current terms of the Agreement.  Life shall not be obliged to agree to such request if doing so would put Life in breach of clause 5.2(iii) of this Agreement.

2                      ORDERS, PRICING AND FORECASTS

2.1            Binding Purchase Order: On or before each of 1st April 2017 and (unless the Commercial Phase has already commenced) 1st April 2019, Customer shall provide Life with a binding purchase order for the amount of Products specified in the Development Phase Purchasing Obligation.  During the Transitional Phase and Commercial Phase, on or before 30th September in each year of this Agreement, Customer shall provide Life with a binding purchase order for the amount of Products required by Customer for the next calendar year. Such binding purchase order shall specify at least the minimum number of Products specified in Year 2 of the Accepted Forecast agreed for the preceding year and be for no less than any applicable Minimum Purchasing Obligation for the next calendar year. For clarity purchase orders may only be placed for Products under SKU 43300D and SKU43305D during the Development Phase and Transitional Phase and may only be placed for Products under SKU43XXD during the Commercial Phase.

2.2            Rolling  forecast:  On or before 30th September in each year of this Agreement, Customer shall submit a 2-year non-binding written forecast to Life, which shall specify the estimated number of Products required by Customer for the two calendar years after expiry of the calendar year covered by purchase order provided in accordance with clause 2.1 (referred to as “Year 2” and “Year 3” respectively).

2.3            On or before thirty (30) calendar days after receipt of each forecast by Life, Life shall inform Customer in writing if Life will be unable to fulfil the orders if placed as contemplated by the provided non-binding forecast provided that with regard to Year 3 “Acceptance” shall only be provided on an indicative, non-binding basis.  If no notification is received by Customer within that thirty (30) day period then such forecast shall be deemed to have been accepted by Life and shall become an “Accepted Forecast”.  In the event that Life rejects any forecast it may suggest quantities and delivery schedules which are acceptable and commercially reasonable to Life and Customer shall resubmit its purchase orders and forecast.  Life shall have no right to reject any forecast to the extent such forecast satisfies the Minimum Purchasing Obligation during the Commercial Phase.

2.4            In each subsequent forecast which it provides, Customer may increase or decrease the estimated quantity of Products required for Year 3 of the previous forecast but may not increase or decrease the quantity of Products required in Year 2.

2.5            All purchase orders must specify proposed delivery dates which shall be no sooner than the Lead Time calculated from the date of receipt of such purchase order by Life (meaning date of e-mail if purchase order is provided by electronic mail).  Within 10 business days of receipt of a purchase order from Customer, Life shall either:

(i) accept the order which acceptance shall be required if consistent with Year 2 of the Accepted Forecast currently agreed between the Parties; or

(ii) object to the requested quantities and delivery dates, suggesting acceptable quantities and delivery dates.

2.6            Customer shall purchase its Minimum Purchasing Obligation and Development Phase Purchase Obligation of Products from Life during each relevant period during the duration of this Agreement.  If Customer fails to place orders up to the Minimum Purchasing Obligation or Development Phase Purchase Obligation by the end of any relevant period, Life may invoice Customer for an amount equal to the shortfall, and upon request within thirty (30) days of said invoice, will, if requested by Customer, provide Products equal in value to the amount invoiced.

2.7            No purchase order may be issued by Customer for a volume of Products lower than the Minimum Order Volume nor may any delivery be scheduled for a volume of Products lower than the Minimum Delivery Volume unless otherwise agreed with Life in writing (including by e-mail).

2.8            All forecasts, orders, acceptances or objections shall be made in writing and shall be sent by fax, mail or e-mail. All purchase orders are binding on the Customer and may only be cancelled with Life’s prior written consent (save as explicitly otherwise provided in this Agreement).

2.9            As of the Effective Date Life can only manufacture a ***                     Batches per calendar year for Customer and Customer may not order more than this amount unless otherwise agreed with Life. During the Transitional Phase, the Parties will discuss in good faith the level of Product required by Customer and how the investment costs of achieving any greater capacity than ***               Batches per calendar year for Customer, if required, should be shared, if at all.

2.10     Save as provided under the Licence Agreements, Customer understands, acknowledges and agrees that no license under any patent, patent application, know how or other intellectual property, including with respect to any patents or intellectual property which any of Life or its Affiliates may own or control, is or shall be deemed to have been granted under this Agreement, either expressly or by implication.  Nothing in this Agreement shall be construed as conferring explicitly or by implication, estoppel or otherwise any license, right or immunity under any patents or patent applications that Life (and/or its successors, Affiliates and assigns, and successors, Affiliates and assigns of each of the foregoing) now owns or holds a license to, or acquires or obtains a license to in the future (“Other Patents”), other than the rights contained in the LTC Patent Rights or Licensed Patents or as otherwise licensed under the License Agreements.

2.11     Life and/or its Affiliates do not represent or warrant that the granted rights include all rights owned, licensed or controlled by Life and/or its Affiliates that may pertain to the full breadth and scope of (i) the Field; (ii) use of the Products; (iii) development and/or manufacture of Customer Products; (iv) compositions and/or methods Customer may employ related to Customer Products, the Product and/or the Field; and/or (v) materials and/or products that may be generated by or through the use of the Products and/or the use of such generated materials. Notwithstanding the foregoing, Life represents that to the best of its knowledge the License provides all of the rights owned by Life or its Affiliates relating specifically to Products that Customer requires to use the Products in accordance with the terms of this Agreement and the License Agreements.

2.12     Save as provided in the representation given in clause 2.11 or as explicitly provided in the License Agreements, Customer accepts and confirms that it has no rights under the Other Patents and therefore this Agreement cannot be used to or relied upon to evidence any licence (whether express or implied) under the Other Patents for Customer or its Affiliates whether in relation to the defence of any claim of infringement under the Other Patents or otherwise.

2.13     Customer shall not, and shall require that its Affiliates and distributors shall not;

(a) knowingly export, re-export, sell, or otherwise distribute, directly or indirectly, any Customer Products to a customer or nation in violation of US government regulations, including United States Export Administration Regulations, found at Title 15, Part 730 et seq. of the United States Code of Federal Regulations; or
(b) take any action in furtherance of an unlawful order, promise, or payment to a public official, in violation of the United States Foreign Corrupt Practices Act (FCPA) or the UK Bribery Act 2010, nor take any action that would cause Life or its Affiliates to be in violation of the FCPA or the UK Bribery Act 2010.

2.14     Customer, Life and their Affiliates shall not be required to take or refrain from taking any action impermissible or penalized under the laws of the United States or any applicable foreign jurisdiction, including without limitation the anti-boycott laws administered by the U.S. Commerce and Treasury Departments. Life agrees that it and its Affiliates shall not take any action in furtherance of an unlawful order, promise or payment to a public official, in violation of the United States Foreign Corrupt Practices Act (FCPA) or the UK Bribery Act 2010, nor take any action that would cause Customer or its Affiliates to be in violation of the FCPA or the UK Bribery Act 2010.

3                      TERMS OF DELIVERY

3.1            The Products shall be delivered FCA, Life’s facility (Incoterms 2010). Risk in the Products shall pass to Customer at this delivery point.

3.2            Any orders placed under this Agreement shall be solely governed by the terms of this Agreement and the License Agreements and the QAA unless otherwise agreed between the parties in writing.

3.3            Life shall use its reasonable endeavours to deliver the Products within the Lead Time provided a binding purchase order has been submitted by Customer in accordance with clause 2.1. Life shall notify Customer promptly of any delay in delivery of Products and take all commercially reasonable steps to minimise any delay.

4                      INSPECTION AND REJECTION

4.1            Customer or its authorised third party (including as relevant its CMO) shall inspect the Products upon receipt in accordance with its or its CMO’s standard goods inwards procedures (which procedures shall be consistent with generally accepted industry practice).  Customer shall notify Life in writing as soon as reasonably possible and in any event within ***  business days of receipt if any Products are short against order, or on a visual inspection appear defective or damaged.  Life shall have no liability for such claims not notified within ***  business days of receipt.  With respect to any defect other than one that would be reasonably apparent on a visual inspection by Customer or its CMO in accordance with its standard goods inwards procedures during such ***  business-day period, Customer shall have the right to notify Life in writing of any such defect within ***  business days after becoming aware of the defect provided always that this occurs within ***  months from the date of receipt of Products by Customer.  Life shall have no liability for such claims not notified within such ***  business-day period and, in respect of defects other than one that would be reasonably apparent on a visual inspection by Customer in accordance with its standard goods inwards procedures

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(“hidden defects”), also within ***  months from date of receipt by Customer.

4.2            With respect to any Products that fail to comply with Specifications on delivery or, in respect of hidden defects, within ***  months of receipt by Customer, Life shall, where possible, replace any non-conforming Products from a different batch within the Lead Time or if Life cannot make such replacement, refund the cost of any non-conforming Products. SAVE AS PROVIDED IN CLAUSES 4.3, 7.5 OR UNDER ANY INDEMNITY, AND TOGETHER WITH THE COSTS IN CLAUSE 4.4 THE FOREGOING SHALL BE CUSTOMER’S SOLE REMEDY FOR ANY FAILURE IN THE PRODUCT TO MEET SPECIFICATIONS.

4.3            On the occurrence of an Inability to Supply Event or where Life refunds the cost of any non-conforming Product in accordance with clause 4.2, Customer shall be entitled to order a replacement for the non-conforming Product from a third party in the case of an Inability to Supply Event whilst such Inability to Supply Event subsists. For clarity, delivery of any order intended to replace any non-conforming Product may occur after any Inability to Supply Event ceases provided order was placed during the period in which such Inability to Supply Event subsisted.

4.4            All costs of shipment from Customer resulting from rejected Product found to be conforming shall be borne by Customer.  All costs of shipment of Product to replace properly rejected Product not conforming to Specifications shall be borne by Life.

4.5            Life shall not be responsible for Products if they are removed from their original vials prior to Customer’s visual inspection or modified in any manner (other than modifications to enable use for licensed purpose), nor for any use or misuse by any party other than Life.

4.6            Life will not be responsible for any non-conformance that is due to any failure by the carrier or Customer to handle or store Products as indicated in the Specifications.

5                      WARRANTIES AND QUALITY

5.1            Each Party warrants to the other that it has authority to enter and comply with this Agreement.

5.2            Life warrants that each Product delivered to Customer under this Agreement shall:

(i)        be delivered with full title;

(ii)       at the time of delivery substantially conform to the Specifications; and

(iii)      be manufactured and delivered in accordance with the terms of the QAA and otherwise in accordance with all applicable laws, licences and consents applicable to the manufacture of Products by Life.

5.3            Only the Specifications shall be used to determine acceptance of the Products.  Life makes no warranty that the Products are suitable for any particular use.

5.4            Neither Life nor its Affiliates shall have any liability for Products that are not used in accordance with the terms of this Agreement, the Specifications or the License Agreements.

5.5            Customer acknowledges that the Products should be used with the same caution applied to any potentially hazardous chemical compound.  Use of the Products by Customer or its Affiliates shall be supervised by a technically qualified individual.

5.6            Customer warrants and represents to Life that:

(i) Customer has now and will maintain the technical and other requisite competencies to determine the suitability of each lot of Product purchased hereunder for the use to which Customer will put such Product;

(ii) the Specifications have been determined by Customer to be adequate to confirm the suitability of the Product, its packaging and labelling supplied hereunder for the uses to which such Product will be put by Customer;

(iii) Customer shall perform or require its CMO to perform sufficient incoming inspection to satisfy its obligations under this Agreement and under all applicable laws, rules and regulations.

(iv) Customer shall manufacture (and require and ensure that any Affiliate or CMO shall manufacture) Customer Products using commercially reasonable standards of care and quality.  Such standards shall be no lower than those used by Customer in the manufacture of similar products.

(v) Customer shall use Product to manufacture Customer Products in accordance with all applicable laws and regulations.

5.7            Save as set out in the Specification, the terms of the QAA or as explicitly otherwise provided in this Agreement, Customer hereby acknowledges that the Products have no Approvals for use in clinical, diagnostic or therapeutic procedures, or for any other use requiring compliance with any law or regulation regulating clinical, diagnostic or therapeutic products or any similar product (hereinafter collectively referred to as “regulatory laws”).  Customer further acknowledges that Products have not been tested or validated for any particular use or purpose or for safety or effectiveness.  Save as set out in the Specification and QAA, it is Customer’s responsibility to test, validate or take other actions necessary for any specific use or applications and to ensure the Customer Products manufactured therefrom meet applicable regulatory, certification, validation or other requirements. Save as set out in the Specification, the terms of the QAA or as explicitly otherwise provided in this Agreement, the Products may not be used for any purpose that would require Approvals unless proper Approvals are obtained.  Customer agrees that if it elects to use, or to permit any Affiliate or CMO to use, the Products for a purpose that would subject Life or the Products to the jurisdiction of any regulatory laws, Customer will be solely responsible for obtaining any required Approvals and otherwise ensuring that Customer’s (or Affiliates’ or CMOs’ to whom it provides the Products) use of the Products complies with such regulatory laws. Customer shall defend and indemnify Life and its Affiliates against any Losses which they may suffer as a result of any Third Party claim relating in any way to Customer’s failure to obtain any necessary Approvals or to comply with any regulatory laws in relation to Customer Products.

5.8            Customer further acknowledges that there may be proprietary rights owned by Third Parties that may be necessary or desirable for the use of Products for the production and/or use of Customer Products, and Customer agrees that (i) securing access to such Third Party rights is Customer’s responsibility, and (ii) neither Life nor any of its Affiliates has any responsibility or liability with respect to any such Third Party proprietary rights.

5.9            Life shall have the right to inspect Customer’s manufacturing facility and shall use reasonable efforts to procure a right for Life to inspect CMOs’ manufacturing facilities where Product is used to manufacture Customer Products on reasonable notice in order to confirm compliance with this Agreement. Such inspection shall be carried out during business hours and no more than once in any two year period. Life shall comply with any

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reasonable health and safety requirements during such inspection and Customer may request that any inspection is carried out by an independent third party. Any inspection shall not include access to any part of the facilities other than those in which Products are used.

5.10     Customer shall actively engage in regulatory and development discussions regarding the Products between Life and the FDA and other appropriate regulatory agencies to ensure that Products meet Chemistry, Manufacturing and Control (CMC) requirements as defined through the Master File held at the FDA or other regulatory body and anticipated in the future for commercial use in each case to the extent such discussions are relevant to the Customer Products.

5.11     Customer shall have the right to audit and inspect the facilities used by Life and any Affiliate of Life or third party manufacturer nominated by Life to manufacture, supply or store Product to ensure compliance with applicable laws and regulations, the terms of this Agreement and the terms of the QAA.  The frequency of such audits shall be as specified in the QAA. To the extent that any non-conformance is identified as a result of any such audit, Life shall and shall procure that any non-conformance is corrected promptly and shall keep Customer informed of the progress of such correction.

5.12     To the extent that any facility used by Life, an Affiliate of Life or a third party manufacturer nominated by Life in the manufacture, supply or storage of Product is audited or inspected by a regulatory authority, Life will notify Customer and to the extent such audit relates to Customer’s process or Products supplied for Customer permit Customer to attend such audit. Where any audit or inspection by a regulatory authority identifies any non-compliance with regulatory requirements, Life shall notify Customer of such non-compliance, shall correct such non-compliance promptly and shall keep Customer informed of the progress of such correction.

6                      TECHNICAL CHANGE, PROCESS IMPLEMENTATION AND VALIDATION

During the Transitional Phase Life shall qualify and validate the Product manufacturing processes and the facilities at which the Products are manufactured in accordance with the terms of the Process Implementation and Validation Plan which shall be agreed between the Parties and added to this Agreement at Appendix I. To the extent the Process Implementation and Validation Plan conflicts with the QAA, the QAA shall override such Process Implementation and Validation Plan.

7                      LIMITATION OF LIABILITIES

7.1            SUBJECT TO CLAUSE 7.5, NEITHER OF THE PARTIES NOR THEIR AFFILIATES SHALL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES OF ANY KIND, ARISING OUT OF OR RELATED TO ANY TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, OR FOR LOST PROFITS OR LOSS OF BUSINESS, EVEN IF SUCH PARTY OR ITS AFFILIATE IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

7.2            EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES MAKE ANY ADDITIONAL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER.

EACH OF LIFE AND ITS AFFILIATES EXPRESSLY DISCLAIM ANY WARRANTIES:

(i)     OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, INCLUDING ANY PURPOSE IN THE FIELD;

(ii)    THAT THE USE OF PRODUCTS IN THE MANUFACTURE OF CUSTOMER PRODUCTS, OR THE USE OR TRANSFER OF SUCH CUSTOMER PRODUCTS BY OR TO ANY AFFILIATE OR THIRD PARTY, AND/OR ANY RESULTS OBTAINED BY USING SUCH PRODUCTS OR CUSTOMER PRODUCTS ARE OR WILL BE FREE FROM INFRINGEMENT OF ANY INTELLECTUAL PROPERTY, PATENT OR OTHER RIGHTS OF THIRD PARTIES.

7.3            SUBJECT TO CLAUSE 7.5, UNDER NO CIRCUMSTANCES, TO THE MAXIMUM EXTENT PERMISSIBLE BY LAW, SHALL THE TOTAL LIABILITY OF ALL KINDS OF LIFE AND ITS AFFILIATES OR CUSTOMER AND ITS AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY CALENDAR YEAR DURING THE COMMERCIAL PHASE EXCEED IN AGGREGATE AN AMOUNT EQUIVALENT TO THE GREATER OF (A) ***                                                                                                                                                                                                         ; OR (B) US$ ***.

7.4            SUBJECT TO CLAUSE 7.5, UNDER NO CIRCUMSTANCES, TO THE MAXIMUM EXTENT PERMISSIBLE BY LAW, SHALL THE TOTAL LIABILITY OF ALL KINDS OF LIFE AND ITS AFFILIATES OR CUSTOMER AND ITS AFFILIATES ARISING OUT OF OR RELATED TO THIS AGREEMENT IN ANY CALENDAR YEAR DURING THE DEVELOPMENT PHASE AND TRANSITIONAL PHASE EXCEED IN AGGREGATE AN AMOUNT EQUIVALENT TO THE GREATER OF (A) ***                                                                                                                                                                                                             ; OR (B) US$ ***.

7.5            Nothing in this Agreement shall limit or exclude the liability of either Party:

(i) for death or personal injury resulting from its own negligence;

(ii) for any fraud or fraudulent misrepresentation it commits;

(iii) under the indemnities it owes pursuant to clauses 5.7 and 8; or

(iv) for the deliberate default or wilful misconduct of that Party, its employees, agents or subcontractors; or

(v) for breach of confidentiality.

8                      INDEMNIFICATION

8.1            Customer shall defend and indemnify Life and its Affiliates against any Losses which they may suffer as a result of any Third Party claim relating in any way to:

8.1.1  damages of any nature arising from the (a) possession, manufacture, use, import or disposition of Products or their use in Customer Products by Customer or its Affiliates, any CMO of Customer or its Affiliates, any end-user and/or any Third Party, including any product liability claim relating to Customer Products manufactured,

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supplied or put into use by or on behalf of Customer or its Affiliates; and/or

8.1.2  recklessness or willful misconduct of Customer, its Affiliates, or its and their CMOs and/or end-users.

8.2            This indemnity shall not apply to the extent that any Losses can be shown to have been caused directly by Life or an Affiliate of Life including but not limited to failure to comply with clauses 4.1, 4.2, 5.2 and 5.3.

8.3            References to Life, the Customer and their Affiliates in this clause 8 shall include each of their directors, officers, employees, and agents.

8.4            In this clause 8 “Losses” refers to claims, liabilities, losses, damages or expenses, including reasonable attorneys’ fees and other costs of defending any action.

8.5            Customer shall defend Life against any claimed liabilities under this clause 8 at its own expense, provided that Life promptly notifies Customer on learning of such claimed liabilities and cooperates with Customer in such defense.

8.6            During the Term of this Agreement and for so long as any product made using the Products is being tested or used in human subjects or is commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by Customer or an Affiliate of Customer, Customer shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and including “Additional Insureds” coverage.  Upon the written request of Life, Customer shall furnish Life with a certificate of insurance evidencing the insurance required hereunder.  If Customer elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $*** annual aggregate), such self-insurance program must be acceptable to Life.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of Customer’s liability under this Agreement.  ***                                                                                                            .

8.7            Life shall defend and indemnify Customer and its Affiliates against any Losses which they may suffer as a result of any Third Party claim relating in any way to a breach of applicable laws or recklessness or wilful misconduct by Life or any of its Affiliates.

8.8            This indemnity shall not apply to the extent that any Losses can be shown to have been caused directly by Customer or an Affiliate of Customer.

8.9            Life shall defend Customer against any claimed liabilities under this clause 8 at its own expense, provided that Customer promptly notifies Life on learning of such claimed liabilities and cooperates with Life in such defense.

9                      FINANCIAL CONDITIONS AND PAYMENT

9.1            The initial price for Products payable by Customer is set out or referred to in the Principal Terms.  The price payable for services will be agreed between the Parties as set out in clauses 1.8-1.11.  All amounts payable shall be in US dollars by wire transfer in immediately available funds.

9.2            Life shall have the right to adjust the price for the Products every year (first commencing 1st of January 2019); ***

Life shall confirm the Price of Products applicable from commencement of the Commercial Phase during the Transition Phase and as soon as reasonably possible after start of Transitional Phase.

***

9.3            Life will issue invoices (i) on delivery of Products to the carrier,(ii)  in respect of performance of services, on completion of each relevant phase of those services  Payment is due 30 days after the date of receipt of invoice.  Customer shall be responsible for all taxes, assessments, duties, and other governmental fees of any nature whatsoever that are levied on Products upon shipment to Customer.

9.4            If Customer fails to make any payment due to Life under this Agreement by the due date for payment, then, without limiting Life’s other remedies and provided Customer has not notified Life of any error in the invoice, Life may request in writing that Customer pay interest on the overdue amount at the rate of *** % per annum above Royal Bank of Scotland PLC’s base rate from time to time. Such interest shall accrue on a daily basis from the due date until actual payment of the overdue amount, whether before or after judgment.  Customer shall pay the interest together with the overdue amount.

10               LIFE IP, TRADEMARKS AND LABELLING

10.1     Life’s registered trademarks are and shall remain the exclusive property of Life.  Customer shall not use any Life trademarks for any purpose other than as necessarily associated with use of the Products in accordance with this Agreement and the License Agreements.

10.2     Customer shall promptly notify Life in writing of any Third Party claim made against Customer, its Affiliates, or its distributors that any Product, including but not limited to the way in which it is manufactured, used or sold; infringes any proprietary right of any such third party.

10.3     If at any time it is alleged that the Products infringe the rights of any Third Party or if, in Life’s reasonable opinion, such an allegation is likely to be made, Life may at its option and its own cost:

10.3.1 modify or replace the Products in order to avoid the infringement; or

10.3.2 procure for the Customer the right to continue using the Products; or

10.3.3 repurchase any Products which Customer is holding in stock at the price paid by the Customer.

10.4     Life shall not be liable for infringement to the extent arising out of or in connection with modifications to the Products made by anyone except Life or its authorised representative, or out of use or combination of the Products with other products or materials, or to the extent that the claim, proceeding or suit arises solely from Life’s adherence to the Customer’s requested changes to the Specification or from infringing items of the Customer’s origin, design or request.

11               STEERING COMMITTEE

The Parties shall establish a joint steering committee for the express and limited purpose of being a point of contact between the Parties to oversee the resolution of material supply related technical, regulatory and manufacturing difficulties (“Steering Committee”), consisting of 6 members, 3 members to be appointed by Life and 3 members to be appointed by Customer.  Additional people may attend the Steering Committee meeting as required

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based on the agenda. Life and Customer each shall appoint as representatives individuals having seniority, decision-making power, and sufficient quality, manufacturing science and technology, scientific and/or technical expertise.  Either Party may replace any or all of its representatives at any time upon prior written notice to the other Party.  The Steering Committee will meet at least once per Calendar Year, or more frequently if necessary, as agreed by the Steering Committee. Minutes of Steering Committee meetings shall be taken by each Party in alternate turns and sent to each Steering Committee member for review and approval within ten (10) days after such meeting. Review by the respective other Party and approval through sign-off of the minutes by a representative of the Steering Committee of each Party shall be made within ten (10) days after receipt of the minutes.  The Steering Committee shall have no authority or power to amend this Agreement or any purchase order placed in connection with this Agreement.  The Steering Committee will collaborate to resolve Product supply issues concerning technical and quality within the governance of the QAA and this Agreement.  Issues not capable of agreed resolution are to be escalated to an Executive Officer of each Party for resolution.

12               CONFIDENTIALITY

12.1     During the Term of this Agreement and for ***  further years the Parties agree not to disclose any of the other Party’s Confidential Information to any Third Party without the other Party’s prior written consent, unless expressly permitted by this Agreement or the License Agreements.  Each Party shall take reasonable security precautions to preserve the confidentiality of the other Party’s Confidential Information.

12.2     A Party may disclose Confidential Information (a) in accordance with a judicial or governmental order, or (b) as required to respond to any regulatory agency including the FDA and EMEA or any stock exchange on which a Party is listed, provided it gives the other Party reasonable notice prior to such disclosure to allow the other Party an opportunity to seek a protective order or equivalent, unless the giving of such notice would not be permissible under applicable law or regulation.

12.3     A Party may also disclose Confidential Information to obtain advice from legal, financial or technical consultants provided such Third Party has agreed in writing to be bound by the same or more stringent obligations as the Parties with respect to handling of Confidential Information.

13               TERM AND TERMINATION

13.1     This Agreement is effective from the Effective Date until the expiry of the Term (as indicated in the Principal Terms), unless earlier terminated in accordance with the terms of this Agreement or in the event that any or all of the LTC IP License Agreement and/or Sublicense Agreement and/or QAA terminates, in which case this Agreement shall terminate automatically.

13.2     This Agreement may be terminated under the following conditions:

a)      Either Party may terminate at any time by a notice in writing if the other Party defaults in the performance of any Material Obligation or payment term (or, in the case of Customer, Life may terminate if an Affiliate or CMO is in default of restrictions imposed hereunder), unless the Party in default cures the default within 30 days after the notice has been given to do so.

b)      To the extent permitted by law, either Party may terminate the Agreement if the other Party is wound up or liquidated (unless as part of a merger or other reorganisation of business), files petition for composition whether to the court or privately with creditors, becomes insolvent, files petition for bankruptcy or bankruptcy is declared or suffers any analogous event.

13.3     Termination of this Agreement shall not release either Party from obligations incurred prior to termination (unless termination is by Customer pursuant to clause 13.2(a) or (b) above) including, without limitation, accepted purchase orders and invoices for any services provided prior to date of termination of under any accepted purchase order but excluding Customer’s obligation to purchase, and Life’s obligation to deliver, any volumes of Product subject to the binding element of the current forecast or any Minimum Purchasing Obligation.

13.4     In the event this Agreement is terminated, the License Agreements and all rights enjoyed by Customer thereunder shall also terminate immediately except in the event this Agreement is terminated in accordance with clause 13.2(a) by Adaptimmune for default of a Material Obligation in which circumstance termination of this Agreement shall not affect the License Agreements which shall continue in full force and effect.

13.5     Clauses 4.1, 4.2, 4.3, 5.2, 5.7, 7, 8, 9.3, 9.4, 12, 13.3, 13.4, 13.5 and 21 shall survive termination of this Agreement.

14               FORCE MAJEURE

14.1     Either Party’s obligations under this Agreement shall be suspended if performance is prevented or delayed by any future event which (i) is beyond the reasonable control of such Party, (ii) was not foreseeable by such Party at the time this Agreement was entered into, and (iii) could not have been prevented by such Party taking reasonable steps.

14.2     Within 7 days of any suspension under clause 14.1 the Party experiencing the force majeure event shall give written notice to the other Party stating the anticipated consequences.

14.3     In the event of any suspension under clause 14.1 the Party experiencing the force majeure event shall take such measures as are reasonable to minimize the impact of any suspension and to resume performance of its obligations as soon as is reasonably practicable. Where the force majeure event continues for a period of more than six months and Life is unable to engage an Affiliate or alternative Third Party manufacturer to supply the Products within such six month period, then Customer shall be entitled to purchase magnetic bead products from third parties for the remainder of the duration of such force majeure event. For clarity on expiry of any force majeure event, Customer shall still be entitled to accept delivery of any orders placed with a third party during the period of any force majeure event.

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15               ASSIGNMENT AND SUB-CONTRACTING

15.1     Subject to clauses 15.2 and 15.3, neither Party shall be entitled to transfer or assign its rights and obligations under this Agreement without the prior written consent of the other Party.

15.2     Life may:

(i)      transfer or assign its rights and obligations under this Agreement (a) in connection with a sale or transfer of all or substantially all of its business relating to cellular medicine and/or bead manufacturing, or (b) to an Affiliate; and

(ii)     sub-contract any of its obligations under this Agreement to any of its Affiliates, without the consent of the Customer (in relation to which Life shall continue to remain responsible for performance or non-performance of the sub-contracted obligations).

15.3     This Agreement is non-assignable by Customer without prior written approval of Life except in connection with assignment of this Agreement and the License Agreements to a Third Party acquirer pursuant to a change in Control; provided that Customer shall provide Life with written notice of any such permitted assignment at the time of such assignment.  All other assignments of this Agreement by Customer shall be contingent on the prior written approval of Life, which approval shall not be unreasonably withheld.  Notwithstanding the foregoing, Life shall provide a response to Customer’s request for such written approval within thirty (30) days of Life’s receipt of the request.  In the event of any assignment of this Agreement by Customer, the party to which Customer assigns this Agreement and the License Agreements shall agree in writing to assume all responsibilities and obligations of Customer under this Agreement and the License Agreements, and no further assignment or transfer of this Agreement is permitted without the prior written permission of Life, which such approval shall not be unreasonably withheld.

16               SEVERABILITY

If any provision of this Agreement is in violation of any law or is found to be unenforceable by a court or competent administrative body, such provision shall be deleted and the Parties shall negotiate in good faith to replace it with an enforceable provision that achieves, to the greatest extent possible, the economic, legal and commercial objectives of the unenforceable provision.

17               NOTICES

Unless otherwise provided herein, all notices and consents shall be in writing, or by telefax to the attention of the persons delegated in the Principal Terms and forthwith confirmed in writing by special delivery or registered mail to the addresses at the head of this Agreement.

18               NO WAIVER

No delay on the part of any Party in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

19               ENTIRE AGREEMENT

This Agreement together with the Principal Terms and Appendices, QAA, License Agreements and the Letter Agreement, sets out the entire understanding between the Parties with respect to the matters dealt with herein and supersedes any prior supply agreements for Products (including the Research Supply Agreement, which is hereby terminated and replaced by this Agreement save that Products purchased under the Research Supply Agreement shall continue to be subject to the terms of the Research Supply Agreement with the exception of the validation Batch purchased pursuant to the Letter Agreement which shall now be subject to the terms of this Agreement), written or oral, previously entered into by the Parties covering the matters dealt with herein.  Notwithstanding the foregoing, the License Agreements and any confidentiality agreements entered into between the Parties shall remain in full force and effect.

20               THIRD PARTY RIGHTS

A person who is not a Party to this Agreement shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

21               GOVERNING LAW, ARBITRATION

21.1     Any dispute arising out of or in connection with this Agreement shall be governed by and interpreted in accordance with the laws of England and Wales.

21.2     In the event of any dispute arising out of this Agreement the Parties shall attempt to reach an amicable settlement.  Failing such settlement within 45 days from the day any of the Parties asked for settlement negotiations, the dispute shall be subject to mediation if agreed by the Parties, and otherwise finally settled by arbitration under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed according to said Rules.  The Proceedings shall take place in London, England and shall be conducted in the English language.

Appendix B

Additional Definitions and Interpretation

For the purpose of this Agreement, defined terms in the License Agreements shall have the same meaning in this Agreement and, in addition, the following terms shall have the following meanings:

“Accepted Forecast” has the meaning set forth in clause 2.3.

“Agreement” means the Principal Terms, the Supply Terms and Conditions, this Appendix B and any other Appendices hereto and any amendment hereof agreed in writing by duly authorized representatives of the Parties.

“Affiliate” means, subject to sub-paragraphs (ii) and (iii):

(i) any person, partnership, joint venture, corporation or other form of business entity, domestic or foreign, including, but not limited to subsidiaries, that directly or indirectly, Control, are Controlled by, or are under common Control with a Party. An entity’s status as an Affiliate shall terminate if and when Control ceases to exist.

(ii) With regard to Customer, the term Affiliate shall only include those entities which fall under the definition as at the Effective Date. As of the Effective Date Customer has one (1) Affiliate, named Adaptimmune LLC, which is incorporated in the United States. For the purpose of this Agreement, Immunocore Limited is not an Affiliate.

(iii) For the purposes of this Agreement, Life’s Affiliates shall include Life Technologies Corporation’s subsidiaries and other entities under the direct or indirect Control of Life Technologies Corporation, but shall not include any entity having Control of Life Technologies Corporation nor the subsidiaries of any such entity.

“Approvals” means all necessary clearances, approvals, registrations or other qualifications or verifications required from any regulatory agency to permit use in diagnostic or therapeutic procedures, or for any other use requiring compliance with any law or regulation regulating diagnostic or therapeutic products or any similar product.

“Batch” means initially and for the Development Phase and Transitional Phase ***  Liters of the Product or, during the Commercial Phase, possibly either ***  Litres of the Product or ***  Litres of the Product depending on the batch size mutually agreed between the parties during the Transitional Phase.

“business day” means and day which is not a public holiday and on which banks are open for business in London, U.K. and Carlsbad, U.S.A.

“calendar year” means the twelve month period from 1st January until 31st December in each year.

“Confidential Information” means, with respect to a Party hereto non-public information that such Party (the “DISCLOSER”) provides to the other Party (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret nature, including financial statements and projections, technical reports, royalty reports, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data, patent applications, information pertaining to regulatory filings, and know-how, whether in tangible or intangible form.  The terms and conditions of this Agreement shall be Confidential Information of the Parties. Notwithstanding the foregoing, Confidential Information of a PARTY shall not include information that the RECIPIENT can establish by records:

(a) is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this Agreement;

(b) was, on or before the date of disclosure, in the possession of the RECIPIENT and which is not subject to an obligation of confidentiality;

(c) is acquired by the RECIPIENT from a Third Party having the right to disclose without burden of confidentiality; or

(d) is hereafter independently developed by the RECIPIENT.

“CMO” means a Third Party manufacturer that uses Products to manufacture Customer Products solely on behalf of Customer or, where permissible under the License Agreements, an Affiliate of Customer, pursuant to a written agreement between such Third Party manufacturer and Customer or Customer’s Affiliate which contains provisions no less restrictive than those contained in this Agreement and the CMO Restrictions contained in the License Agreements.

“CMO Restrictions” has the meaning set forth in the License Agreements.

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

“Current Manufacturing Process” means the Product manufacturing process in place as at the Effective Date including the Specifications and a Batch size of *** L or, during the Commercial Phase only, *** L if the Parties agree during the Transitional Phase to move to a *** L Batch size for the Commercial Phase.

“Field” shall have the meaning given in the License Agreements.

“Inability to Supply Event” shall be deemed to have occurred when (i) Life is unable to deliver ordered quantities of Products subject to accepted purchase orders within the Lead Time on 2 consecutive occasions, provided always that such inability is not solely caused by an act or omission of Customer or by reason of force majeure (as provide for under clause 14) , and (ii) Life is unable to engage an Affiliate or alternative Third Party manufacturer to supply the Products in accordance with the Lead Times and on the terms and conditions of the Agreement and QAA.

“include” and “including” shall be construed without limitation.

“LTC IP License Agreement” means that certain License Agreement between Adaptimmune Limited and Life Technologies Corporation effective December 19, 2012, a copy of which is attached hereto at Appendix F.

“LTC Patent Rights” has the meaning set forth in the LTC IP License Agreement.

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10

“Lead Time” means the period of time from acceptance of a purchase order by Life until delivery to the carrier as set out in Appendix H.  The Lead Time will be determined by assessing the cumulative number of Batches which are subject to accepted orders at any time.

“License Agreements” means the LTC IP License Agreement and the Sublicense Agreement.

“Licensed LTC T Cell Products” has the meaning set forth in the LTC IP License Agreement.

“Licensed T Cell Products” has the meaning set forth in the Sublicense Agreement.

“Licensed Patents” has the meaning set forth in the Sublicense Agreement.

“Losses” has the meaning set forth in clause 8.4 of the Supply Terms and Conditions.

***

.

“Minimum Purchasing Obligation” means the volume of Products indicated in the Principal Terms.

“Principal Terms” means the key terms of this Agreement as set out on the frontsheet to this Agreement.

“Process Implementation and Validation Plan” means Life’s plan, attached as Appendix I, to qualify and validate its manufacturing processes and facilities in accordance with applicable regulations and to enable Life to manufacture Products in accordance with the QAA.

“Product” or “Products” means the product, or if more products, all those products, manufactured by or on behalf of Life and/or its Affiliates, and listed in the Principal Terms at any time during the Term of this Agreement.

“QAA” means the Quality Assurance Agreement entered into between the Parties on even date herewith.

“Research Supply Agreement” has the meaning set forth in the Recitals.

“Sublicense Agreement” means that certain Sub-license Agreement between Adaptimmune Limited and Life Technologies Corporation effective December 19, 2012, a copy of which is attached hereto at Appendix G.

“Supply Terms and Conditions” means those terms and conditions contained in Appendix A to this Agreement.

“Third Party” means a person or entity that is not Customer or Life and is not an Affiliate of Customer or Life.

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Appendix C

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Appendix D

Product Pricing

Product Pricing as of the Effective Date:

SKU	Description	Single Order Quantity	Minimum Annual Commitment	Price
Development Phase and Transitional Phase supply (unless otherwise agreed)
43300D	Dynabeads® CD3/CD28 CTS™ (Clinical Research)	*** mL vials	N/A	$***/***mL
43305D	Dynabeads® CD3/CD28 CTS™ (Clinical Research)	*** L Batch	*** L Batch (~*** vials)	$***M

Potential Commercial Phase batches — to be determined after Commercial Phase Notification
433XXD	Dynabeads® CD3/CD28 CTS™ (Commercial Grade-Current Process)	***L Batch	***L Batch (~*** vials)	$***M
433XXD	Dynabeads® CD3/CD28 CTS™ (Commercial Grade-Current Process)	***L Batch	***L Batch (~*** vials)	$***M

Any additional Product related services required by Adaptimmune shall be handled in accordance with Sections 1.8-1.11.

Life shall confirm the Price of Products for the Commercial Phase during the Transitional Phase and as soon as reasonably possible after start of Transitional Phase and in accordance with clause 9.2.

The Batch of Products purchased under the Letter Agreement was purchased under SKU43305D.

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Appendix E

Appendix E-1

Adaptimmune Limited Use  Label License  for Product # 43300D (during Development Phase)

Limited Use Label License No. 455:  Adaptimmune LULL

Notice to Purchaser: T-cell expansion technology —The purchase of this product conveys to Adaptimmune (“the buyer”) the non-transferable right to use the purchased product and components of the products solely in the specific Field (defined as in the sublicense and licenses between the parties dated December 19, 2012 (and defined terms therein shall bear the same meaning in this LULL) as the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LIFE BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LIFE BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.)  For purposes of clarity, the purchased amount of the product and components of the product may only be used in research conducted in the Field by the buyer (whether the buyer is an academic or for-profit entity). Research conducted in Field does not include research directed to i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins directly enable the selection, or directly modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof. (iii) or in connection with any Phase II clinical trials (including Phase I/II clinical trials), Phase III clinical trials, pivotal trials, post registration clinical trials, post registration commercial use and post-pivotal trial use  involving ex-vivo activation and expansion of human T-cells containing Chimeric Antigen Receptor (defined as an extracellular domain, that is not derived from a MHC restricted T-cell antigen receptor and that can recognize a target, linked to a cytoplasmic domain capable of triggering cellular activation of a T-cell where such linkage creates a receptor that does not occur in nature) for use as a therapy for the treatment of Cancer, or (iv) or for any Phase III clinical trial, pivotal trials, or post registration clinical trial.  The buyer cannot sell or otherwise transfer (a) this product, (b) its components, or(c) materials made using this product or its components to a third party or otherwise use this product or its components or materials made using this product or its components for Commercial Purposes. The buyer may not use this product for any Commercial Purpose. The buyer may transfer information or materials made through the use of this product to a scientific collaborator, provided that such transfer is not for any Commercial Purpose, and that such collaborator agrees in writing (a) not to transfer such materials to any third party, and (b) to use such transferred materials and/or information solely for research and not for Commercial Purposes.

Commercial Purposes means any activity by a party for consideration and may include, but is not limited to: (1) use of the product or its components in commercial manufacturing or commercial bioproduction; (2) use of the product or its components to provide a service, information, or data; (3) use of the product or its components for therapeutic, diagnostic or prophylactic purposes or in connection with any Phase III clinical trials, pivotal trials or post registration clinical trials; or (4) resale of the product or its components, whether or not such product or its components are resold for use in research. For products that are subject to multiple limited use label licenses, the most restrictive terms apply. If the purchaser is not willing to accept the limitations of this limited use statement, Life Technologies is willing to accept return of the product with a full refund.

Appendix E-2

Adaptimmune Limited Use  Label License  for Product # 43305D (during Development Phase)

Notice to Purchaser: T-cell expansion technology —The purchase of this product conveys to Adaptimmune (“the buyer”) the non-transferable right to use the purchased product and components of the products solely in the specific Field (defined as in the sublicense and licenses between the parties dated December 19, 2012 (and defined terms therein shall bear the same meaning in this LULL) as the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LIFE BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LIFE BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.)  For purposes of clarity, the purchased amount of the product and components of the product may only be used in research conducted in the Field by the buyer (whether the buyer is an academic or for-profit entity). Research conducted in Field does not include research directed to i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins directly enable the selection, or directly modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof. (iii) or in connection with any Phase II clinical trials (including Phase I/II clinical trials), Phase III clinical trials, pivotal trials, post registration clinical trials, post registration commercial use and post-pivotal trial use  involving ex-vivo activation and expansion of human T-cells containing Chimeric Antigen Receptor (defined as an extracellular domain, that is not derived from a MHC restricted T-cell antigen receptor and that can recognize a target, linked to a cytoplasmic domain capable of triggering cellular activation of a T-cell where such linkage creates a receptor that does not occur in nature) for use as a therapy for the treatment of Cancer.  The buyer cannot sell or otherwise transfer (a) this product, (b) its components, or (c) materials made using this product or its components to a third party or otherwise use this product or its components or materials made using this product or its components for Commercial Purposes. The buyer may not use this product for any Commercial Purpose. The buyer may transfer information or materials made through the use of this product to a scientific collaborator, provided that such transfer is not for any Commercial Purpose, and that such collaborator agrees in writing (a) not to transfer such materials to any third party, and (b) to use such transferred materials and/or information solely for research and not for Commercial Purposes. For clarity the buyer is entitled to use the product or its components for manufacture and supply of product in the Field in connection with Phase III clinical trials and pivotal trials.

Commercial Purposes means any activity by a party for consideration and may include, but is not limited to: (1) use of the product or its components in commercial manufacturing or commercial bioproduction; (2) use of the product or its components to provide a service, information, or data other than for use in the Field by or on behalf of buyer; or (4) resale of the product or its components, whether or not such product or its components are resold for use in research. For products that are subject to multiple limited use label licenses, the most restrictive terms apply. If the purchaser is not willing to accept the limitations of this limited use statement, Life Technologies is willing to accept return of the product with a full refund. For clarity, manufacture and supply of product in the Field by buyer (including through subcontractors acting on its behalf) in connection with Phase III clinical and pivotal trials will not fall within this definition of Commercial Purposes.

Appendix E-3

Adaptimmune Limited Use  Label License for Product # 433XXD and Product # 43305D during Transitional Phase and Commercial Phase and for 43305D commercial supply of NY-ESO T-cell therapy product for treatment of sarcoma during Development Phase.

T-cell expansion technology -The purchase of this product conveys to Adaptimmune (“the buyer”) the non-transferable right to use the purchased product and components of the products solely in the specific Field (defined as in the sublicense and licenses between the parties dated December 19, 2012 (and defined terms therein shall bear the same meaning in this LULL) as the ex vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT  of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LIFE BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LIFE BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE) (collectively, the “Adaptimmune Field”).

The purchased amount of the product and components of the product may not be used in (i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins directly enable the selection, or directly or indirectly modify or preserve the function of the T-cells or the T-cell has been modified to express ENGINEERED T CELL RECEPTORS, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-lg or any mutant thereof, or (iii) in connection with any Phase II clinical trials (including Phase I/II clinical trials), Phase III clinical trials, pivotal trials, post registration clinical trials, post registration commercial use and post-pivotal trial use involving ex-vivo activation and expansion of human T-cells containing Chimeric Antigen Receptor (defined as an extracellular domain, that is not derived from a MHC restricted T-cell antigen receptor and that can recognize a target, linked to a cytoplasmic domain capable of triggering cellular activation of a T-cell where such linkage creates a receptor that does not occur in nature) for use as a therapy for the treatment of Cancer.

The Customer may not:

(i) use the Product or its components to provide a service, information, or data; or

(ii) resell the Product or its components, whether or not such product or its components are resold for use in research.

For products that are subject to multiple limited use label licenses, the most restrictive terms apply.

Appendix F

LTC IP License Agreement

(see attached)

BUSINESS CONFIDENTIAL INFORMATION

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

LICENSE AGREEMENT

Between

ADAPTIMMUNE LIMITED

(as licensee)

And

LIFE TECHNOLOGIES CORPORATION

(as licensor)

***       Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

LICENSE AGREEMENT

This License Agreement (hereinafter called “LICENSE”), effective as of the EFFECTIVE DATE, is by and between Adaptimmune Limited, incorporated in the United Kingdom whose registered office is at 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN, UK with a place of business at 57c Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom (“ADAPTIMMUNE”), and Life Technologies Corporation, a Delaware corporation (“LTC”) whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA, 92008.  Each of ADAPTIMMUNE and LTC is a “PARTY” hereunder, and may be collectively referred to as the “PARTIES”.

WITNESSETH:

WHEREAS, LTC owns LTC PATENT RIGHTS (defined below), LICENSED LTC T CELL METHODS (defined below), which LTC is willing to license to ADAPTIMMUNE in accordance with the provisions of this LICENSE; and

WHEREAS, LTC controls rights to the LICENSED MONOCLONAL ANTIBODY (defined below) , which LTC is willing to sublicense to ADAPTIMMUNE in accordance with the provisions of this LICENSE; and

WHEREAS, ADAPTIMMUNE wishes to acquire an exclusive license under the LTC PATENT RIGHTS and LICENSED MONOCLONAL ANTIBODY for the manufacture, use, import, offer for sale and sale of LICENSED LTC T CELL PRODUCTS (as defined below) in the LICENSED TERRITORY (as defined below) in the FIELD (as defined below) in accordance with the provisions of this LICENSE.

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the PARTIES hereto agree to the foregoing and as follows.

Article 1.                             DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this LICENSE.

1.1                      “AFFILIATE” means, with respect to (a) LTC, any business entity controlling, controlled by or under common control with LTC , and (b) ADAPTIMMUNE, any business entity controlled by ADAPTIMMUNE, where control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.  Notwithstanding the foregoing, any person or entity that would otherwise qualify as an AFFILIATE hereunder by the foregoing definition shall not be deemed to be, and shall not be treated as, an AFFILIATE if (i) the primary business of such person or entity is investing in securities, debt or other investment vehicles; or (ii) such person or entity is a portfolio company of a person or entity that satisfies any of the criteria under clause (i).  As of the EFFECTIVE DATE, ADAPTIMMUNE has one (1) AFFILIATE, named Adaptimmune LLC, and which is incorporated in the UNITED STATES. For the purpose of this LICENSE, Immunocore Limited is not an AFFILIATE.

1.2                        “AMENDED AND RESTATED AGREEMENT” means that certain Amended and Restated License Agreement between LTC and FHCRC dated October 5, 2012 pursuant to which LTC is granted rights to the LICENSED MONOCLONAL ANTIBODY and LICENSED CELL LINE.

1.3                       “ADAPTIMMUNE IMPROVEMENT PATENTS” means patent rights arising from all IMPROVEMENTS made by or for, or controlled by ADAPTIMMUNE.

1.4                       “APPROVAL OBTAINED” means, with respect to a product or process, that the sale of such product or process or its use in the FIELD in any country has been licensed, cleared or approved by all applicable regulatory or other governmental authority in such country, including the Food and Drug Administration (“FDA”) with respect to products or processes sold in the UNITED STATES.

1.5                       “AUTOIMMUNE DISEASE” means a condition or disease in which there is an immune system dysregulation whereas an inappropriate immune response against normal tissues presents in the body such that the immune system recognizes such normal tisuues cells as non-self.

1.6                    “CANCER” means a malignant neoplasm involving unregulated cell growth which is able to invade other tissues.  Specific neoplastic indications are listed in Section 2, Subsections 140 — 209 and Subsections 230 — 239  of the International Classification of Diseases, Ninth Revision, Clinical Modification.

(ICD-9-CM; http://icd9cm.chrisendres.com/index.php?action=child&recordid=1059

1.7                       “CHANGE IN CONTROL” means, with respect to a PARTY (a) a sale, lease, or other disposition of all or substantially all of its assets, rights or businesses or sale of substantially all of its intellectual property, each in any transaction or series of transactions, or the acquisition of such PARTY by, or merger, consolidation, reorganization, or business combination (an “EVENT”) of a PARTY into or with, another entity in which the stockholders of such PARTY immediately prior to such EVENT do not own, after such EVENT, a majority of the outstanding voting shares of the surviving, purchasing, or newly resulting business entity (a “MERGER TRANSACTION”); or (b) any transaction or series of related transactions to which a PARTY is a party in which in excess of fifty percent (50%) of such PARTY’s voting power is transferred; provided, however, any consolidation, business combination, or merger effected exclusively to change the domicile of a PARTY or the issuance of shares by the PARTY in a transaction whose primary purpose is to raise capital for such PARTY and does not involve any MERGER TRANSACTION, shall not be deemed a CHANGE IN CONTROL.

1.8                       “CMO” means a THIRD PARTY manufacturer with whom ADAPTIMMUNE has entered into a written agreement for such THIRD PARTY manufacturer to manufacture certain products solely on behalf of ADAPTIMMUNE.

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1.9                       “CMO RESTRICTIONS” has the meaning set forth in Section 3.2.

1.10                “COMMERCIAL TCR DEVELOPER” has the meaning set forth in 3.11(b).

1.11                “COMMERCIAL DEVELOPMENT PLAN” means that Commercial Development Plan for the development and marketing of LICENSED LTC T CELL PRODUCTS attached at Exhibit B hereto.

1.12                 “DISCLOSER” has the meaning set forth in Section 1.19.

1.13                 “EFFECTIVE DATE” of this LICENSE shall mean December 19, 2012.

1.14                  “ENGINEERED T CELL RECEPTOR” means an alpha-beta T cell receptor such that the T—cell engineering platform provides T cells which do not just have their endogenous TCR genes but have been transduced with genes for the expression of an alpha-beta T cell receptor, this being defined as a protein that contains a TCR Alpha Variable Domain and a TCR Beta Variable domain, either of which can be of wild type sequence or mutated in up to 10% of amino acid positions.

1.15                  “FIELD”  means for the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LTC BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LTC BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.

It is understood and agreed that the FIELD would not include   (i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof.  For the avoidance of doubt, this FIELD restriction does NOT apply to activation or expansion of T-cells modified through gene transfer with ENGINEERED T CELL RECEPTORS.

1.16                “FHCRC” means the Fred Hutchinson Cancer Research Center.

1.17                “IMPROVEMENT” means an improvement to the technology claimed in the LTC PATENT RIGHTS which (a) is the subject of a patent application which is dominated by an issued patent within LTC PATENT RIGHTS, and (b) cannot be practiced without use of the claims in LTC PATENT RIGHTS.

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1.18                “INFECTIOUS DISEASE” means transmissible diseases or communicable diseases resulting from the infection, presence and growth of pathogenic organisms within an individual host organism.

1.19                “INFORMATION” means, with respect to a PARTY hereto, information marked as “proprietary”, “business proprietary”, “business confidential information” or other equivalent designation that such PARTY (the “DISCLOSER”) provides to the other PARTY (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret nature, including financial statements and projections, technical reports, royalty reports, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data, patent applications, information pertaining to regulatory filings, and know-how, whether in tangible or intangible form.  The terms and conditions of this LICENSE shall be INFORMATION of the PARTIES; as between the PARTIES, the COMMERCIAL DEVELOPMENT PLAN at Exhibit B hereto, any reports or notices provided by ADAPTIMMUNE hereunder shall be INFORMATION of ADAPTIMMUNE, whether or not marked as set forth above. Notwithstanding the foregoing, INFORMATION of a PARTY shall not include information that the RECIPIENT can establish by records:

(a) is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this LICENSE;

(b) was, on or before the date of disclosure, in the possession of the RECIPIENT;

(c) is acquired by the RECIPIENT from a THIRD PARTY having the right to disclose without burden of confidentiality; or

(d) is hereafter independently developed by the RECIPIENT.

1.20                 “LTC BEAD PRODUCT” means certain LICENSED PRODUCTS which are commercially-available LTC Dynabeads® magnetic bead products made under good manufacturing practices (GMP) and currently offered for sale, sold or otherwise distributed by distributed by LTC, its AFFILIATES and/or their respective distributors under the trade name “Dynabeads® CD3 X CD28 CTS” and SKU *** or any future or improved commercially-available versions of the foregoing.

1.21                “LTC IMPROVEMENT PATENTS” means patent rights arising from all IMPROVEMENTS made by or for, or controlled by LTC.

1.22                “LTC PATENT RIGHTS” means the one or more of the patents and patent applications listed in Exhibit A and the LTC IMPROVEMENT PATENTS and any patent issuing from any patents or patent application therein, together with any reissues, reexamination certificates, extensions, supplementary protection certificates, or other governmental acts which effectively extend the period of exclusivity to the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, divisions, continuations in part and patents of addition (to the extent of claims entitled to the priority of any of the foregoing) of or to any of

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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the foregoing and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.23                 “LICENSED CELL LINE” means the hybridoma cell line BC3 described in Anasetti, C. et. al., “Induction of specific nonresponsiveness in unprimed human T cells by anti-CD3 antibody and alloantigen”, J Exp. Med., 172, pp. 1691-1700 (1990) and Anasetti, C. et. al., Treatment of acute graft-versus-host disease with a nonmitogenic anti-CD3 monoclonal antibody, Transplantation, 54, pp. 844-851 (1992), and all progeny, clones, derivatives and modifications thereof. Such derivatives and modifications shall not include antibodies which are not derived from or developed using the LICENSED CELL LINE and/or LICENSED MONOCLONAL ANTIBODY (collectively, “LICENSED MATERIALS”) and which have been entirely made with the use of information or materials available in the public domain.

1.24                 “LICENSED LTC T CELL METHOD”  means any method, the practice of which would, but for the grant of the licenses herein, infringe one or more VALID CLAIMS of a patent that is within the LTC PATENT RIGHTS whether or not the method or practice includes the use of LTC BEAD PRODUCTS.

1.25 “LICENSED MONOCLONAL ANTIBODY” means the monoclonal antibody BC3, and antigen binding fragments thereof, produced by or derived from the LICENSED CELL LINE.

1.26 “LICENSED LTC T CELL PRODUCT” means any product comprised of or containing ENGINEERED T CELL RECEPTORS (a) which are isolated and/or activated and/or expanded by the use of LICENSED PRODUCTS, and (b) the manufacture, use, offer for sale, import or sale of which would, but for the grant of the licenses herein, infringe or be covered by one or more VALID CLAIMS of a patent that is within the LTC PATENT RIGHTS, or (c) used with a LICENSED LTC T CELL METHOD, or (d) produced, processed or otherwise manufactured using or with a LICENSED LTC T CELL METHOD.

1.27                 “LICENSED PRODUCTS’’ means any T cell product, including reagents, devices, kits and packages that contain, or are derived from, or result from the use of the LICENSED MONOCLONAL ANTIBODY, including without limitation, beads coated with the LICENSED MONOCLONAL ANTIBODY either by itself or in combination with other antibodies. For clarity, LICENSED PRODUCTS does not include the LICENSED CELL LINE or LICENSED LTC T CELL PRODUCT, but LICENSED PRODUCTS do include LTC BEAD PRODUCTS.

1.28                 “LICENSED TERRITORY” means any country in the world in which any LTC PATENT RIGHTS exist.

1.29                              “MILESTONE PAYMENT(S)” shall have the meaning ascribed in Section 4.4

1.30                        “MINIMUM ANNUAL ROYALTY” shall have the meaning ascribed in Section 4.2.

1.31                  “NET SELLING PRICE” means: the amounts billed or invoiced by ADAPTIMMUNE and its AFFILIATES on sales of LICENSED LTC T CELL PRODUCTS, less deductions for (a) import, export, excise, sales, value added and use taxes, custom duties,

6

freight and insurance invoiced to and/or paid by the purchaser of such LICENSED LTC T CELL PRODUCTS; (b) rebates and trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to employees of ADAPTIMMUNE and its AFFILIATES); and (c) credits for returns, allowances or trades, actually granted.

Transfer of LICENSED LTC T CELL PRODUCTS by ADAPTIMMUNE to its AFFILIATE for subsequent resale shall not constitute sale to THIRD PARTIES; provided, however those revenues from sale of LICENSED LTC T CELL PRODUCTS to AFFILIATES for internal non-commercial use shall be included in the determination of NET SELLING PRICE.

There shall be no imputed revenues from (d) promotional free samples, free goods, or other marketing programs whereby LICENSED LTC T CELL PRODUCTS are provided free of charge to promote sales; or (e) use of LICENSED LTC T CELL PRODUCTS for (i) compassionate use where the treatment of a seriously ill patient using a new, unapproved/investigational drug when no other treatments are available or (ii) physician-sponsored investigational new drug applications.  Furthermore, until such time as a LICENSED LTC T CELL PRODUCT has been licensed or APPROVAL OBTAINED by all applicable regulatory authorities in a given country, transfer of such LICENSED LTC T CELL PRODUCT in or to that country for testing, pre-clinical, clinical or developmental purposes shall be included in the calculation of “NET SELLING PRICE” hereunder only to the extent that consideration received for such LICENSED LTC T CELL PRODUCT exceeds the cost of such LICENSED LTC T CELL PRODUCT.

1.32  “OTHER AGREEMENT” means the certain Sub-license Agreement by and between ADAPTIMMUNE and LTC effective as of December 19, 2012 under which LTC licenses certain of its rights to ADAPTIMMUNE pursuant to that certain Exclusive License Agreement among LTC as licensee and United States Department of the Navy at the Naval Medical Research Center, the Regents of the University of Michigan and Dana Farber Cancer Institute, Inc., effective as of September 30, 2008, as amended (“LTC NAVY SUBLICENSE”).

1.33   “PIVOTAL TRIAL” means any pivotal or registration study or equivalent thereof for the purpose of obtaining regulatory approval or clearance in any jurisdiction as determined or confirmed by the applicable regulatory authority to market, sell and use a LICENSED LTC T CELL PRODUCT within the FIELD.

1.34  “RECIPIENT” has the meaning set forth in Section 1.19.

1.35  “TERM” means the period commencing on the EFFECTIVE DATE and ending on the expiration of the last to expire patent in the LTC PATENT RIGHTS.

1.36”THIRD PARTY” means any person or entity that is not (i) a PARTY to this LICENSE, or (ii) an AFFILIATE of a PARTY to this LICENSE.

1.37  “TREATMENT”  means a pharmacological method of ameliorating or curing CANCER, AUTOIMMUNE DISEASE and/or INFECTIOUS DISEASE.

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1.38                 “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

1.39                              “VALID CLAIM” means (a) a claim of an unexpired patent which shall not have been withdrawn, canceled or disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision or (b) a claim of a patent application which is either: (i) the subject of a pending patent interference proceeding or (ii) supported by the disclosure of such application or any prior filed patent application for a cumulative period not exceeding seven (7) years from the earliest date of such supporting disclosure for such claim in any such patent application.

1.40                 Interpretation. In this LICENSE, unless the context indicates a contrary intention:

(a)                     “person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership, a trust and any other entity;

(b)                     a reference to a PARTY includes that PARTY’s executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee;

(c)                      a reference to a document (including this LICENSE) is to that document as varied, novated, ratified or replaced from time to time;

(d)                     a reference to a statute or statutory provision includes a statutory modification or re-enactment of it or a statutory provision substituted for it, and each ordinance, by-law, regulation, rule and statutory instrument (however described) issued under it;

(e)                      a reference to a PARTY, clause, schedule, exhibit, attachment or annexure is a reference to a PARTY, clause, schedule, exhibit, attachment or annexure to or of this LICENSE, and a reference to this LICENSE includes all schedules, exhibits, attachments and annexures to it;

(f)                       if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(g)                      whenever this LICENSE refers to a number of days, such number shall refer to calendar days unless business days are specified; and business days means any day except Saturday and Sunday on which commercial banking institutions in New York, New York are open for business;

(h)                     “includes” in any form is not a word of limitation but shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import;

(i)                         “or” is disjunctive but not necessarily exclusive; and

(j)                        a reference to “$” or “dollar” is to UNITED STATES currency.

Article 2.                             GRANT

2.1 As of the EFFECTIVE DATE, and subject to the terms and conditions of this LICENSE, LTC hereby grants to ADAPTIMMUNE and, subject to Section 2.2, its AFFILIATE specified Section 1.1 herein, and ADAPTIMMUNE hereby accepts:

(a) an exclusive (subject to Sections 2.6 and 6.5)  non-sublicensable (except as set forth in Sections 2.2, 2.6 and 3.1), non-transferable (except as set forth in Section 2.5) license under the

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LTC PATENT RIGHTS to: (i)  practice and have practiced LICENSED LTC T CELL METHODS solely to make and have made LICENSED LTC T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY, in each case by/solely for ADAPTIMMUNE, and/or by a THIRD PARTY manufacturer solely on behalf of ADAPTIMMUNE (“CMO”) subject to certain restrictions including those set forth below in Section 3.1, and (ii) use and have used, offer for sale and have offered for sale, sell and have sold, import and have imported LICENSED LTC T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY; and

(b) an exclusive, non-sublicensable, non-transferrable (except as set forth in Section 2.5)  sublicense to use LICENSED PRODUCTS to make, have made, use and sell LICENSED LTC T CELL PRODUCTS in the FIELD.  No rights are granted to the LICENSED CELL LINE.

(c) For clarification purposes, the license grants set forth in this Section 2.1 specifically exclude any rights for ADAPTIMMUNE or any of its AFFILIATES or CMOs to make, have made, offer for sale, have offer for sale, sell or have sold any LICENSED CELL LINE, LICENSED PRODUCT, LICENSED MONOCLONAL ANTIBODY, LTC BEAD PRODUCT or any other LTC product(s), and ADAPTIMMUNE and its AFFILIATES or CMOs are expressly prohibited from using the LICENSED MONOCLONAL ANTIBODY (or LICENSED CELL LINE) for any purpose other than as part of a LICENSED PRODUCT as expressly described in this LICENSE.  For additional clarification purposes, LTC shall not transfer any LICENSED MONOCLONAL ANTIBODY or LICENSED CELL LINE to ADAPTIMMUNE hereunder.

2.2                       LTC’s license grant in Section 2.1 to ADAPTIMMUNE’S AFFILIATE listed in Section 1,1 shall not be deemed a sublicensee, and such AFFILIATE shall not be subject to separate INITIAL LICENSE FEE or MINIMUM ANNUAL ROYALTY payment obligations to LTC, provided that such AFFILIATE shall be subject to payment obligations (which may be paid directly to LTC by such AFFILIATE or may be paid to LTC via ADAPTIMMUNE based on such AFFILIATE’s NET SALES) hereunder with respect to such AFFILIATE’s running royalties in accordance with Section 4.3 and MILESTONE PAYMENTS in accordance with Section 4.4, and such grant by LTC is subject to the following: (a) no such AFFILIATE may be directly or indirectly controlled by a foreign (to the United States) government; (b) each such AFFILIATE has agreed in writing to comply with the terms and conditions of this LICENSE and ADAPTIMMUNE provides notice and a copy of the foregoing to LTC , and (c) any breach of this LICENSE by any AFFILIATE of ADAPTIMMUNE shall be deemed a breach of this LICENSE by ADAPTIMMUNE (and such AFFILIATE).

2.3                       ADAPTIMMUNE will notify LICENSED LTC T CELL PRODUCT end-users and purchasers, and require its AFFILIATES to do likewise, via a label license and product literature accompanying the LICENSED LTC T CELL PRODUCT that use of LICENSED LTC T CELL PRODUCT is prohibited for (i) the activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) the developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any

9

mutant thereof.  For the avoidance of doubt, the label license to purchasers may state that activation or expansion of T-cells modified through gene transfer by purchasers using ADAPTIMMUNE ENGINEERED T CELL RECEPTORS is authorized in LICENSED LTC T CELL PRODUCTS in the FIELD, and this Section 2.3 is not to limit the definition of LICENSED LTC T CELL PRODUCTS.

2.4                       ADAPTIMMUNE understands, acknowledges and agrees that no license under any patent or patent application other than LTC PATENT RIGHTS, including with respect to any other patents or intellectual property which LTC may own or control, or under any know-how, is or shall be deemed to have been granted under this LICENSE, either expressly or by implication.

2.5                                           This LICENSE is non-assignable by ADAPTIMMUNE without prior written approval of LTC except in connection with assignment of this LICENSE and the OTHER AGREEMENT to a THIRD PARTY acquirer pursuant to a CHANGE IN CONTROL; provided that such assignment shall obligate ADAPTIMMUNE to pay a non-refundable, non-creditable assignment fee to LTC of $***, which such assignment fee shall be due and payable within thirty (30) days of such assignment; ADAPTIMMUNE shall provide LTC with written notice of any such permitted assignment at the time of such assignment.  All other assignments of this LICENSE by ADAPTIMMUNE shall be contingent on the prior written approval of LTC, which such approval shall not be unreasonably withheld.  Notwithstanding the foregoing, LTC shall provide a response to ADAPTIMMUNE’s request for such written approval within thirty (30) days of LTC’s receipt of the request.  In the event of any assignment of this LICENSE, the party to which ADAPTIMMUNE assigns this LICENSE and the OTHER AGREEMENT shall agree in writing to assume all responsibilities and obligations of ADAPTIMMUNE under this LICENSE and the OTHER AGREEMENT, and no further assignment or transfer of this LICENSE or the OTHER AGREEMENT is permitted without the prior written permission of LTC, which such approval shall not be unreasonably withheld.

2.6                       ADAPTIMMUNE shall have the right to designate, by written notice to LTC which includes applicable contact information, any THIRD PARTY(IES) to whom it has granted a license or similar rights under its intellectual property in the FIELD for a specific LICENSED LTC T CELL PRODUCT.  Upon such a designation, LTC shall make available to such designee, without being considered to be in breach of this LICENSE, license rights to the LTC PATENT RIGHTS in the FIELD on the same terms and conditions (including without limitation MINIMUM ANNUAL ROYALTIES, MILESTONE PAYMENTS, royalties and other financial consideration) described in this LICENSE in agreement(s) to be entered into between LTC and each such designee.  For clarity, in the event ADAPTIMMUNE’s designee enters into a license with LTC pursuant to this Section 2.6, (i) MILESTONE PAYMENTS will be due from the party(ies) (ADAPTIMMUNE and/or its designee, as applicable) that achieve(s) each such MILESTONE EVENT and there shall be one royalty owed on the NET SELLING PRICE of LICENSED LTC T CELL PRODUCTS by such party(ies) (ADAPTIMMUNE and/or its designee) who sold the LICENSED LTC T CELL PRODUCTS as specified in Section 4.3(a), and (ii) if so requested by ADAPTIMMUNE, LTC shall provide a license to its designee(s) that includes rights beyond the specific LICENSED LTC T CELL PRODUCT(S), to the extent that ADAPTIMMUNE holds such rights under this LICENSE.  The terms offered to any designee

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licensee shall be no less favorable to such designee(s) than those provided to ADAPTIMMUNE herein.  Unless the THIRD PARTY designated by ADAPTIMMUNE pursuant to this Section 2.6 is in breach of an agreement with LTC or in a dispute resolution, arbitration, mediation or litigation with LTC at the time such THIRD PARTY is so designated, LTC may not refuse to offer or grant license rights to the LTC PATENT RIGHTS in the FIELD to any THIRD PARTY that is designated or a designee pursuant to this Section 2.6 by ADAPTIMMUNE on exactly the same terms and conditions as set forth in this LICENSE.

Article 3.                             ADAPTIMMUNE’S PERFORMANCE

3.1                                           ADAPTIMMUNE will require, and will require each ADAPTIMMUNE AFFILIATE with whom it extends rights under this LICENSE pursuant to Section 2.2 to require, each CMO who it or such ADAPTIMMUNE AFFILIATE wishes to engage to practice LICENSED T CELL METHODS and/or use LTC BEAD PRODUCTS to make LICENSED LTC T CELL PRODUCTS solely for the FIELD on behalf of ADAPTIMMUNE to have entered into a written and executed agreement with ADAPTIMMUNE or such ADAPTIMMUNE AFFILIATE that (i) allows such CMO to use LICENSED LTC T CELL METHODS and LTC BEAD PRODUCTS to make LICENSED LTC T CELL PRODUCTS solely for the FIELD for ADAPTIMMUNE and/or its AFFILIATE (if authorized pursuant to Section 2.2) for ADAPTIMMUNE- and/or such ADAPTIMMUNE AFFILIATE-sponsored clinical trials supporting regulatory approval of such LICENSED LTC T CELL PRODUCTS and/or thereafter for commercial sale by or for ADAPTIMMUNE or any authorized ADAPTIMMUNE AFFILIATE (collectively, the “PURPOSE”), (ii) allows such CMO to make LICENSED LTC T CELL PRODUCTS solely for the PURPOSE, (iii) prohibits such CMO from transferring LTC BEAD PRODUCTS and/or LICENSED LTC T CELL PRODUCTS to, or using LTC BEAD PRODUCTS and/or LICENSED LTC T CELL PRODUCTS on behalf of, any THIRD PARTY, (iv) prohibits such CMO from using LTC BEAD PRODUCTS, LICENSED LTC T CELL PRODUCTS, LICENSED LTC T CELL METHODS, and/or LTC PATENT RIGHTS for the benefit of such CMO other than such use on behalf of ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE for the PURPOSE, and (v) requires such CMO to return to ADAPTIMMUNE and certify such return in writing, or destroy and certify such destruction in writing, at ADAPTIMMUNE’s discretion, all LTC BEAD PRODUCTS and LICENSED LTC T CELL PRODUCTS in its possession upon completion or termination of its activities on behalf of ADAPTIMMUNE or such authorized ADAPTIMMUNE AFFILIATE, with a copy of such certification provided to LTC (upon request) (collectively, “CMO RESTRICTIONS”).  LTC agrees that within the herein license grant of Sections 2.1 and 2.2, ADAPTIMMUNE and authorized ADAPTIMMUNE AFFILIATES are permitted to enter into CMO agreements as set forth in this Section 3.2.  Any CMO using, other than as permitted under this LICENSE, LTC BEAD PRODUCTS, LICENSED LTC T CELL PRODUCTS, LICENSED LTC T CELL METHODS, and/or LTC PATENTS, which were provided to such CMO by or for ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE pursuant to this LICENSE shall be a “CMO IN VIOLATION OF ITS AGREEMENT.”  ADAPTIMMUNE will immediately notify LTC in writing once it becomes aware (itself or through LTC or a THIRD PARTY) that any CMO is a CMO IN VIOLATION OF ITS AGREEMENT and will promptly notify

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such CMO in writing that such CMO is a CMO IN VIOLATION OF ITS AGREEMENT.  ADAPTIMMUNE agrees that its or any AFFILIATE’s continued employment of a CMO that is a CMO IN VIOLATION OF ITS AGREEMENT is conditioned on the CMO curing its status of being a CMO IN VIOLATION OF ITS AGREEMENT within thirty (30) days of transmission of written notice of that status by ADAPTIMMUNE, and that if ADAPTIMMUNE or an ADAPTIMMUNE AFFILIATE continues employment of that CMO if the status is not cured within this specified timeframe, that shall constitute a material breach by ADAPTIMMUNE of this LICENSE, for which LTC may terminate this LICENSE pursuant to Section 8.3(d) immediately. If ADAPTIMMUNE terminates a CMO agreement because the CMO is a CMO IN VIOLATION OF ITS AGREEMENT, such CMO shall immediately cease all activity under the CMO agreement and such CMO be prohibitted from continuing and completing any activity which has been actually initiated or planned under the CMO agreement at the time of termination; but, if ADAPTIMMUNE has a need for the CMO to continue and complete that which as been actually initiated under the CMO agreement at the time of termination and deliver the same following said termination, ADAPTIMMUNE shall make such a request in writing to LTC, and LTC shall consider consenting to such a request in its sole reasonable discretion.  Notwithstanding the foregoing, ADAPTIMMUNE is responsible for its own performance, and the performance of each of its its AFFILIATES and its and/or their CMOs under or pursuant to this LICENSE. For the sake of clarity, Adaptimmune LLC is the sole ADAPTIMMUNE AFFILIATE for the purposes of this paragraph 3.1.

3.2                       ADAPTIMMUNE will use reasonable commercial efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and, in its scientific and business judgment, to develop and commercialize LICENSED LTC T CELL PRODUCTS.  ADAPTIMMUNE shall report such efforts to LTC in accordance with Section 7.1.

3.3                       ADAPTIMMUNE agrees to report to LTC within twenty (20) days of ADAPTIMMUNE’s discontinuance of making the benefits of the LTC PATENT RIGHTS and/or LICENSED LTC T CELL METHODS reasonably accessible to the UNITED STATES public.

3.4                       During the TERM of this LICENSE, in each calendar year prior to the first commercial sale of a LICENSED LTC T CELL PRODUCT by ADAPTIMMUNE or any of its AFFILIATES, ADAPTIMMUNE agrees to expend ***                                    ($***) on research and development directly relating to the commercialization of LICENSED LTC T CELL PRODUCTS during the TERM.  In addition to Section 3.6, LTC acknowledges and agrees that if ADAPTIMMUNE spends no less than ***                  ($***) on research and development directly relating to the commercialization of LICENSED LTC T CELL PRODUCTS pursuant to the OTHER AGREEMENT (and as defined therein), ADAPTIMMUNE shall have satisfied its diligence obligation pursuant to this Section 3.4.

3.5                        If ADAPTIMMUNE fails to demonstrate reasonable commercial efforts as required by Sections 3.2 and 3.4 above, LTC may provide a written notice to ADAPTIMMUNE specifying the basis for such notice.  Upon receipt of such notice, ADAPTIMMUNE shall

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develop and provide to LTC a written plan to cure such failure within ninety (90) days of receipt of such notice.  LTC, and ADAPTIMMUNE will mutually agree upon a timetable for performance of such cure plan.  If ADAPTIMMUNE fails to diligently implement such written cure plan, LTC shall be entitled to provide written notice to terminate this LICENSE if such failure is not cured within a ninety (90) day period following receipt of such notice.  Notwithstanding the foregoing, LTC , shall not unreasonably withhold its consent to any revision in the time periods under the COMMERCIAL DEVELOPMENT PLAN whenever requested in writing by ADAPTIMMUNE and supported by evidence of technical difficulties or delays in regulatory processes that are outside of ADAPTIMMUNE’s reasonable control.

3.6                        Upon the first commercial sale of a LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE will be deemed to have satisfied all diligence obligations under Sections 3.2 and 3.4.  ADAPTIMMUNE will, thereafter, continue to make the benefits of the LICENSED LTC T CELL PRODUCTS reasonably accessible to the public for the remainder of the TERM of this LICENSE.

3.7                        In the event ADAPTIMMUNE purchases LTC BEAD PRODUCTS, ADAPTIMMUNE will purchase all such LTC BEAD PRODUCTS, only from LTC or a designated LTC AFFILIATE.  Pricing and specifications for the LTC BEAD PRODUCTS will be commercially reasonable, and mutually agreed upon by the PARTIES; and the PARTIES agree to negotiate such pricing and specifications in good faith..

3.8            ADAPTIMMUNE’s use of LICENSED PRODUCTS and the LICENSED MONOCLONAL ANTIBODY to make, have made, use and sell LICENSED LTC T CELL PRODUCTS. are subject to the following policies, obligations and/or conditions:  Fred Hutchinson Cancer Research Center’s Patents and Inventions Policy adopted September 30, 1983, Public Laws 96-517 and 98-620 and FHCRC’s obligations under agreement with other sponsors of research. Any right granted in this LICENSE or the AMENDED AND RESTATED AGREEMENT greater than that permitted under Public Laws 96-517 or 98-620 shall be subject to modification as may be required to conform to the provisions of the statutes.

3.9                        IMPROVEMENTS.  All IMPROVEMENTS made by or for, or controlled by, ADAPTIMMUNE, including ADAPTIMMUNE IMPROVEMENT PATENTS, shall be owned by ADAPTIMMUNE.  ADAPTIMMUNE shall promptly disclose to LTC any ADAPTIMMUNE IMPROVEMENT PATENTS.  All IMPROVEMENTS made by LTC shall be owned by LTC.  LTC shall promptly disclose to ADAPTIMMUNE any LTC IMPROVEMENTS.

ADAPTIMMUNE hereby grants to LTC an option to execute an exclusive, worldwide, royalty-bearing license with the right to grant further sublicenses under the ADAPTIMMUNE IMPROVEMENT PATENTS, to make and have made, to use and have used, to sell and have sold, to offer to sell, to import and have imported, and to practice and have practiced products, the manufacture, use, sale, offer for sale or importation of which is covered by a VALID CLAIM of the ADAPTIMMUNE IMPROVEMENT PATENTS in the country of manufacture, use, sale, offer for sale or import in the TERRITORY outside the FIELD subject to LTC and/or its sublicensee paying to ADAPTIMMUNE commercially reasonable royalty rate on NET SALES of products (and other consideration, including license fees and milestones to be negotiated in

13

good faith).  Notwithstanding the foregoing, to the extent that a sub-sublicensee wishes to have the right to grant a further sublicense pursuant to the terms and conditions of this Section 3.9, ADAPTIMMUNE agrees to enter into good faith negotiations with LTC or its designee to consent to such request.

3.10                                    LTC BEAD PRODUCTS.  To the extent that ADAPTIMMUNE or its AFFILIATES purchase LTC BEAD PRODUCTS under a research use only label, (i) ADAPTIMMUNE shall, and shall cause its AFFILIATES to, comply with the use and transfer restrictions under such applicable label license; and (ii) such LTC BEAD PRODUCTS shall not be used to make or have made LICENSED LTC T CELL PRODUCTS under this LICENSE.

To the extent that ADAPTIMMUNE or its AFFILIATES wish to purchase LTC BEAD PRODUCTS for use in connection with clinical trials or for commercialization of LICENSED LTC T CELL PRODUCTS, each of LTC and ADAPTIMMUNE hereby agree to negotiate in good faith to enter into a commercially-reasonable supply agreement for the supply of the LTC BEAD PRODUCTS or custom ADAPTIUMMUNE variations thereof.  Such supply agreement will include commercially-reasonable pricing, forecasting, warranties and other commercially-reasonable customary terms.

3.11                In accordance with the exclusive nature of this LICENSE under Section 2.1, from the EFFECTIVE DATE and during the TERM of this LICENSE.

(a) LTC shall modify the limited use label license associated with LTC BEAD PRODUCTS to clearly state that there is no explicit or implied license to the purchaser under the LTC PATENT RIGHTS with respect to any commercial, commercially-sponsored or for-profit THIRD PARTY activities involving ENGINEERED T CELL RECEPTOR products in the FIELD, and that only strictly academic, not-for-profit, non-commercially-sponsored THIRD PARTY research involving ENGINEERED T CELL RECEPTOR products in the FIELD is permitted.

(b) Any THIRD PARTY engaging in commercial, commercially-sponsored or for-profit activities involving ENGINEERED T CELL RECEPTOR products in the FIELD is a “COMMERCIAL TCR DEVELOPER”.  LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER LTC BEAD PRODUCTS for activities involving ENGINEERED T CELL RECEPTOR PRODUCTS in the FIELD within the LTC PATENT RIGHTS, and LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER any drug master file cross-reference authorization letter concerning the use of LTC BEAD PRODUCTS involving ENGINEERED T CELL RECEPTOR products in the FIELD, within the LTC PATENT RIGHTS, in either case without ADAPTIMMUNE’S prior written permission.

3.12                Restrictions

(a)                         From the EFFECTIVE DATE and during the TERM of this LICENSE, LTC agrees that LTC shall not knowingly and directly or explicitly or impliedly license or offer to license the LICENSED LTC T CELL METHOD or the LTC PATENT RIGHTSS to any COMMERCIAL TCR DEVELOPER for any making, having made, using, having used, selling, having sold, offering to sell, having offered to sell, imported, having imported, exported or having exported any LICENSED LTC T CELL PRODUCTS in the FIELD.

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(b)                         Without the express written permission of ADAPTIMMUNE, LTC shall not knowingly and directly assist any COMMERCIAL TCR DEVELOPER with its interactions with any regulatory agency whose approval is required for the marketing of a LICENSED LTC T CELL PRODUCT in the FIELD, including without limitation, the United States Food & Drug Administration (FDA), the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, with respect to any such COMMERCIAL TCR DEVELOPER’s activities before such regulatory agency to obtain approval to market a LICENSED LTC T CELL PRODUCT in the FIELD, with it understood that such activities can include without limitation application or pre-application or clinical trial activities, such as, without limitation, Investigational New Drug (IND) applications, New Drug Applications (NDA) Abbreviated New Drug Applications (ANDA), Biologic License Applications (BLA), Pre-IND programs, applications or requests to conduct clinical trials, and the like.

(c)               Any breach of any provision of any of Sections 3.11(a), 3.11(b), 3.12(a) or 3.12 (b) by LTC shall be considered a material breach by LTC of this LICENSE, for which ADAPTIMMUNE shall provide LTC written notice which specifies such breach in detail, and provide LTC thirty (30) days to cure such breach.    ***

.

3.13                                    Patent Challenges.  Subject to Section 8.3(f), if ADAPTIMMUNE or any of its AFFILIATES brings or supports, directly or indirectly, a challenge, claim or position before a judicial or administrative body or other governmental forum asserting or supporting that any of the claims of the LTC PATENT RIGHTS is invalid or unenforceable, including as part of any litigation or re-examination, opposition, interference or re-issue proceeding, and the outcome of such challenge, claim or position is that such claims of the LTC PATENT RIGHTS are valid and enforceable, then (a) the running royalty rates set forth in Section 4.3 and the MINIMUM ANNUAL ROYALTY obligation under Section 4.2 shall increase ***% of the amounts provided therein; and (ii) ADAPTIMMUNE shall reimburse LTC for any attorneys’ fees incurred by LTC and/or its AFFILIATES in connection with such challenge, claim or position.  But, this Section 3.13 shall NOT apply to any assertion of failure of consideration in any action or proceeding subject to Section 14.1(a), in which ADAPTIMMUNE is defending against any assertion by LTC of breach of this LICENSE or asserting a breach of this LICENSE by LTC.

Article 4.                             ROYALTIES AND OTHER CONSIDERATION; REPORTS

4.1                       License Issue Fee

In partial consideration for the rights granted to ADAPTIMMUNE hereunder, ADAPTIMMUNE shall pay to LTC a non-refundable, non-creditable license issue fee in the amount of three hundred thirty-five thousand dollars ($335,000.00) (“LICENSE ISSUE FEE”).  Such LICENSE ISSUE FEE is due and payable by ADAPTIMMUNE to LTC within fifteen (15) days of the EFFECTIVE DATE of

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this LICENSE.

4.2.                    Minimum Annual Royalty

During the TERM of this LICENSE, ADAPTIMMUNE shall pay to LTC a non-refundable minimum annual royalty (“MINIMUM ANNUAL ROYALTY”) of: (a) *** ($***) for each full or partial calendar year during which there is no APPROVAL OBTAINED for any LICENSED LTC T CELL PRODUCT, and (b) for the first full calendar year year following the date that there is APPROVAL OBTAINED and thereafter, a non-refundable MINIMUM ANNUAL ROYALTY that is equal to fifty percent (50%) of ADAPTIMMUNE’s earned running royalties for the sale by ADAPTIMMUNE and its AFFILIATES of such LICENSED LTC T CELL PRODUCTS in the previous calendar year.  The MINIMUM ANNUAL ROYALTY will be fully-creditable against running royalties due and payable by ADAPTIMMUNE and its AFFILIATES on account of running royalties under Section 4.3 for the applicable calendar year for which such MINIMUM ANNUAL ROYALTY relates, but shall not be creditable against any MILESTONE PAYMENTS (defined at Section 4.4) made at any time.  Any difference between the MINIMUM ANNUAL ROYALTY due for a particular calendar year, and the running royalties due and payable for such calendar year, will be paid along with the royalty payment and royalty report due for the fourth (4th) quarter of each calendar year (e.g. within forty-five (45) days of each December 31) in accordance with Section 4.6.  For clarification purposes, MINIMUM ANNUAL ROYALTIES are not refundable in whole or in part.

4.3                       Running Royalties

(a) ADAPTIMMUNE shall pay royalties to LTC of *** percent (***%) of the NET SELLING PRICE for each LICENSED LTC T CELL PRODUCT sold by ADAPTIMMUNE, and/or its AFFILIATES (and/or its authorized THIRD PARTY designees pursuant to Section 2.6) in the LICENSED TERRITORY during the TERM in accordance with Section 4.5.

(b) If ADAPTIMMUNE is a party to a patent or other technology license agreement with any THIRD PARTY, which license is employed in the manufacture, use and/or sale of a LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE may reduce the royalty rate applicable hereunder by ***% for each ***% of royalty rate payable to such THIRD PARTY; so long as the “net selling price” or “net sales” upon which the royalty is based is substantially similar to the definition of NET SELLING PRICE herein; provided, however, that in no event will the royalty rate otherwise due to LTC for LICENSED LTC T CELL PRODUCTS be reduced to less than *** percent (***%).  If such other license includes a royalty stacking provision of like intent to this Section 4.3(b), the royalty rate reduction provided for in this Section 4.3(b) will be calculated as if such provision in such other license were absent.

(c) In the event that ADAPTIMMUNE sells a product that would be considered a LICENSED LTC T CELL PRODUCT under this LICENSE and also a LICENSED T CELL PRODUCT under the LTC NAVY SUBLICENSE, ADAPTIMMUNE shall pay running royalties on the NET SELLING PRICE of such product as required under each of this LICENSE and the LTC NAVY SUBLICENSE, as applicable, and, for clarification, Section 4.3(b) shall not

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apply to such situation except to the extent that a THIRD PARTY license license is employed in the manufacture, use and/or sale of such product.  For example, if ADAPTIMMUNE sells a product that is a LICENSED LTC T CELL PRODUCT under this LICENSE and a LICENSED T CELL PRODUCT under the LTC NAVY SUBLICENSE, then ADAPTIMMUNE shall pay to LTC running royalties of ***% (***% under this LICENSE + ***% under the LTC NAVY SUBLICENSE) on the NET SELLING PRICE of such product.

(d) ADAPTIMMUNE’s obligation to pay royalties on sales of LTC T CELL PRODUCTS shall terminate on a country-by-country basis upon the expiration of the last to expire of any LTC PATENT RIGHTS in each country.  In the event that in any country all the claims within the LTC PATENT RIGHTS that cover a particular LTC T CELL PRODUCT are held invalid or unenforceable in an unappealed or unappealable order, then ADAPTIMMUNE’s obligation to pay royalties with respect to such LTC T CELL PRODUCT shall terminate in such country.

(e) Royalties will not be paid to LTC, nor shall they be charged or collected, on LTC T CELL PRODUCTS sold directly to instrumentalities of the UNITED STATES Government.  Such sales of LICENSED LTC T CELL PRODUCTS with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty that would otherwise be due hereunder.

4.4                       Milestone Payments

(a) For each LICENSED LTC T CELL PRODUCT, ADAPTIMMUNE will make payments (“MILESTONE PAYMENTS”) to LTC in the manner prescribed in this Section and Section 4.5 and in accordance with the following schedule with respect to the following events (each a “MILESTONE EVENT”) sponsored by any of ADAPTIMMUNE and its AFFILIATES:

	Event	Amount Payable
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***
***	***	$	***

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***	***	$	***

(b) With respect to any LICENSED LTC T CELL PRODUCT for which any MILESTONE PAYMENT has been made, ADAPTIMMUNE shall have no obligation to make the same MILESTONE PAYMENT when and if it makes any filing (including amendments to the applicable Biological License Application) or obtains any approvals related to the use of the same LICENSED LTC T CELL PRODUCT (or one having the same active ingredient) for indications additional to the indication for which the first MILESTONE PAYMENT(S) for such LICENSED LTC T CELL PRODUCT was (were) made.

4.5                       Method of Payment; Reports and Documentation

(a)  ADAPTIMMUNE shall send to LTC running royalties due hereunder within thirty (30) days following the end of the applicable calendar quarter.  Subject to Section 8.8, the final running royalty payments due hereunder shall be due thirty (30) days after expiration or termination of this LICENSE.  All royalty payments shall be accompanied by a sales report in accordance with Section 7.2, and sent to LTC in accordance with Section 7.3 and other payments (including MILESTONE PAYMENTS) shall be accompanied by appropriate documentation to explain the basis of the payment and how it was calculated, and sent to LTC in accordance with Section 7.3.  ADAPTIMMUNE shall pay LTC any MILESTONE PAYMENTS within thirty (30) days of the MILESTONE EVENT, or within thirty (30) days of the EFFECTIVE DATE of this LICENSE if such MILESTONE EVENT has been completed by ADAPTIMMUNE prior to the EFFECTIVE DATE of this LICENSE.  If any payment is sent by wire, the term “accompanied” in the preceding sentence shall be satisfied by a contemporaneous delivery of such documentation in accordance with Section 7.3.

(b)                         All amounts payable hereunder by ADAPTIMMUNE shall be payable in UNITED STATES dollars, and may be paid by wire transfer, check, bank draft or other mutually acceptable manner by the due date.  If payment is made by wire, ADAPTIMMUNE shall be responsible for all bank transfer charges and the transfer will include a specific reference to this LICENSE and the applicable provision in the “comments” field.

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Wire Instructions:

Bank Name:       ***

Bank Address:                                    ***
***

***

S.W.I.F.T.                       ***

Telex:     ***

For Credit:                   ***

Account Number: ***

Payment by check or bank draft shall be made to:

***

***

***

(c)                          Conversion of foreign currency shall be in accordance with UNITED STATES generally accepted accounting principles and the standard practice of ADAPTIMMUNE using exchange rates from a source that is generally accepted in industry, such as the Wall Street Journal, or a major UNITED STATES bank.  Such payments shall be without deduction of exchange, collection, or other charges, and specifically, without deduction of government-imposed fees or taxes, except as permitted in the definition of NET SELLING PRICE and except for withholding taxes, to the extent applicable.

4.7                       Late Payments

Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of one percent (1%) per month.  Further, if the MINIMUM ANNUAL ROYALTY is not timely paid, this LICENSE may terminate, in accordance with Article 8, if the payment together with the accrued interest and a surcharge of *** percent (***%) of the MINIMUM ANNUAL ROYALTY are not paid before the expiration of the cure period set forth in Article 8.

The payment of such interest shall not foreclose LTC from exercising any other rights it may have as a consequence of the lateness of any payment.

4.8                       Retention of Records

ADAPTIMMUNE agrees to make and keep, and shall require its AFFILIATES to make and keep commercially-reasonable, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with this Article 4 and to identify licensed AFFILIATES referred to in Section 2.2.  Such records shall be retained for at least ***  (***) years following the end of the calendar year to which they relate.

4.9                       Audits

ADAPTIMMUNE agrees that upon commercially reasonable notice and during ADAPTIMMUNE’s normal business hours, LTC may, if LTC so desires at a future time or times, but not more often than once every twelve (12) months, have a duly authorized agent or

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representative on LTC’s behalf examine all books and records and supporting documentation described in the preceding section, either at ADAPTIMMUNE’s business premises or at a place mutually agreed upon by ADAPTIMMUNE and LTC for the sole purpose of verifying reports and payments hereunder.  In conducting examinations pursuant to this paragraph, LTC’s representative shall have access to all records that LTC reasonably believes to be relevant to the calculation of royalties or other payments due under Article 4.  If a payment deficiency is determined, ADAPTIMMUNE shall pay the deficiency outstanding within thirty (30) days of receiving written notice thereof.  Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%) per month plus a processing fee of *** percent (***%) of any underpayment.  Such examination by LTC ‘s representative shall be at LTC’s expense, except that, if such examination shows an underreporting or underpayment in excess of *** percent (***%) for any twelve (12) month period, then ADAPTIMMUNE shall pay the cost of such examination.  Any overpayment shall be credited against future royalty payments.  LTC and its representative shall be required to treat all information received during any such inspection as INFORMATION in accordance with Article 13.

Article 5.                             PATENT MARKING AND NONENDORSEMENT

5.1                       ADAPTIMMUNE hereby agrees to mark each LICENSED LTC T CELL PRODUCT under this LICENSE (or when the character of the product precludes marking, the package containing any such LICENSED LTC T CELL PRODUCT) in accordance with applicable law so as to preserve all available patent rights.  ADAPTIMMUNE agrees not to create the appearance that any of LTC or its AFFILIATES endorse ADAPTIMMUNE’s business or products. LTC agrees not to create the appearance that ADAPTIMMUNE or any of its AFFILIATES endorse LTC’s business or products unless otherwise agreed to in writing by the PARTIES.

Article 6.                             DISCLAIMERS, REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

6.1                       Neither the grant of this LICENSE nor anything contained in or related to the grant of this LICENSE is intended nor shall be construed to confer upon either PARTY or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse, or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

6.2                       Neither this LICENSE nor anything contained herein is intended nor shall be construed to grant to ADAPTIMMUNE any kind or nature of rights in any inventions or patents other than the LTC PATENT RIGHTS and LICENSED LTC T CELL METHODS.

6.3                       ADAPTIMMUNE Representations and Warranties

(a)                          ADAPTIMMUNE acknowledges that only with respect to this LICENSE or any of its activities undertaken pursuant to rights granted hereunder (including without limitation, to sell, have sold, or offer sale of LICENSED LTC T CELL PRODUCTS), it is subject to and shall comply with all applicable UNITED STATES laws, regulations, and Executive orders,

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pertaining to use of LTC PATENT RIGHTS, LICENSED LTC T CELL METHODS LICENSED PRODUCTS, LTC BEAD PRODUCTS, and/or any other rights granted hereunder to make, have made, use and sell LICENSED LTC T CELL PRODUCTS, and/or to exporting from the UNITED STATES.  Subject to ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this LICENSE, ADAPTIMMUNE shall not export, or assist others in the export, of any LICENSED LTC T CELL PRODUCT, LICENSED PRODUCT or information (including without limitationLTC INFORMATION) related to the practice of the LTC PATENT RIGHTS and LICENSED LTC T CELL METHODS without first (i) having, solely at its own expense, identified and obtained all required export licenses and authorizations, and (ii) having provided copies of all such export licenses and authorizations to LTC, and (iii) in addition to compliance with Section 13, having obtained LTC’s prior written consent if such information is LTC INFORMATION. To any extent that, in view of ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this LICENSE, entering into or performing under this LICENSE is an export under the applicable UNITED STATES laws or regulations, of any product or information, ADAPTIMMUNE shall cause its AFFILIATE, at such AFFILIATE’s expense, to identify and obtain all required export license and authorizations.

(b)                          ADAPTIMMUNE represents and warrants to LTC that it has obtained and will at all times during the TERM hold and comply with all licenses, permits and authorizations necessary for ADAPTIMMUNE’s complete and timely performance of its obligations under this LICENSE which are required under any applicable statutes, laws, ordinances, rules and regulations of the UNITED STATES as well as those of all applicable foreign governmental bodies, agencies and subdivisions, having, asserting or claiming jurisdiction over ADAPTIMMUNE or ADAPTIMMUNE’s performance of the terms of or exercise of its or its AFFILIATES’ rights under this LICENSE.  In particular, ADAPTIMMUNE:

(ii)                                                    will be responsible for obtaining all necessary UNITED STATES Food and Drug Administration approvals and all approvals required by similar governmental bodies or agencies of all applicable foreign countries; and

(iii)              understands and acknowledges that the transfer of certain commodities and technical data is subject to UNITED STATES laws and regulations controlling the export of such commodities and technical data, including all Export Administration Regulations of the UNITED STATES Department of Commerce.  These laws and regulations, among other things, prohibit or require a license for the export of certain types of technical data to certain specified countries. ADAPTIMMUNE hereby agrees and gives written assurance that it will comply with all UNITED STATES laws and regulations controlling the export of commodities and technical data, that it will be solely responsible for any violation of such by ADAPTIMMUNE or its AFFILIATES, and that it will defend and hold LTC, its AFFILIATES, and FHCRC harmless in the event of any legal action of any nature occasioned by such violation; and

(iv)                                                represents and warrants to LTC that: (A) ADAPTIMMUNE will not resell LICENSED PRODUCTS, LTC BEAD PRODUCTS, or LICENSED MONOCLONAL ANTIBODIES; and (B) ADAPTIMMUNE and its AFFILIATES, as applicable, will conduct all necessary tests, comply with all applicable regulatory requirements and obtain all applicable

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regulatory approvals, issue all appropriate warnings and information to users, and be responsible for obtaining any required THIRD PARTY intellectual property rights with respect to ADAPTIMMUNE’s and its AFFILIATES’ (1) use of LTC PATENT RIGHTS, LICENSED LTC T CELL METHODS, LICENSED PRODUCTS, LTC BEAD PRODUCTS, and/or any other rights granted hereunder to make, have made, use and sell LICENSED LTC T CELL PRODUCTS and (2) commercialization of LICENSED LTC T CELL PRODUCTS; and

(v)                                                   understands that there may be proprietary rights owned by THIRD PARTIES that may be necessary or desirable for the production and/or commercialization of LICENSED LTC T CELL PRODUCTS, and ADAPTIMMUNE agrees that: (i) securing access to such THIRD PARTY rights is the responsibility of ADAPTIMMUNE, and (ii) neither LTC nor any AFFILIATE of LTC has any responsibility or liability with respect to any such THIRD PARTY proprietary rights.  This LICENSE confers no license or rights by implication, estoppel or otherwise under any existing or future patent application or patent owned by or licensed to LTC or its AFFILIATES other than those rights contained in the LTC PATENT RIGHTS.

6.4                       Each PARTY represents and warrants to the other PARTY that (i) such PARTY is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such PARTY has the legal power and authority to execute, deliver and perform this LICENSE; (iii) the execution, delivery and performance by such PARTY of this LICENSE has been duly authorized by all necessary action; (iv) this LICENSE constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; (v) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any agreement binding on such PARTY; and (vi) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which such PARTY is subject.

6.5                       Pursuant to Sections 3.11 and 3.12, LTC represents and warrants that, beginning on the EFFECTIVE DATE and during the TERM of this LICENSE, it shall not knowingly and directly or explicitly or impliedly enter into any agreement with any THIRD PARTY that grants a license to such THIRD PARTY to use the LTC PATENT RIGHTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export or have exported any LICENSED LTC T CELL PRODUCTS in the FIELD.  Notwithstanding the foregoing, ADAPTIMMUNE acknowledges that LTC has entered into agreements with THIRD PARTIES prior to the EFFECTIVE DATE of this LICENSE where rights were granted to THIRD PARTIES in connection with the sale of LTC BEAD PRODUCTS and/or similar LTC magnetic bead products for such THIRD PARTY(IES) to use the LTC PATENT RIGHTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported products (including without limitation, LICENSED LTC T CELL PRODUCTS) in the FIELD.

6.6                        EXCEPT AS EXPRESSLY SET FORTH HEREIN, INCLUDING IN THIS

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ARTICLE 6, NONE OF LTC OR ITS AFFILIATES MAKE ANY REPRESENTATIONS, EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE, OR OTHERWISE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ASSUME ANY RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, LICENSED PRODUCT, LICENSED LTC T CELL PRODUCT, OR TO THE DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY ADAPTIMMUNE OR ITS AFFILIATES OF LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS.  ADAPTIMMUNE AND ITS AFFILIATES ASSUME THE ENTIRE RISK AS TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE, OR PERFORMANCE OF LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS.

6.7                       NONE OF LTC OR ANY OF ITS AFFILIATES MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED THAT THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OR OTHER DISTRIBUTION (AS AUTHORIZED) OF LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, LICENSED PRODUCT, LICENSED LTC T CELL PRODUCTS OR LICENSED LTC T CELL METHODS SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.  NOTHING IN THIS LICENSE IS OR SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER LTC OR ANY OF ITS AFFILIATES AS TO THE VALIDITY, ENFORCEABILITY, PATENTABILITY OR SCOPE OF ANY CLAIM OR PATENT OR PATENT APPLICATION WITHIN THE LTC PATENT RIGHTS, A GRANT BY EITHER LTC OR ANY OF ITS AFFILIATES, WHETHER BY IMPLICATION, ESTOPPEL, OR OTHERWISE, OF ANY LICENSES OR RIGHTS OTHER THAN THAT EXPRESSLY GRANTED UNDER SECTION 2.1, OR, SUBJECT TO ARTICLE 11, AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST ANY THIRD PARTY FOR INFRINGEMENT OF ANY OF THE LTC PATENT RIGHTS.

6.8                       IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE HEREUNDER TO THE OTHER PARTY, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING OUT OF THIS LICENSE OR FROM THE USE OF THE LICENSED CELL LINE, LICENSED MONOCLONAL ANTIBODY, OR LICENSED PRODUCT OR THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OF LICENSED LTC T CELL PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

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Article 7.      REPORTS

7.1                               Progress Reports

ADAPTIMMUNE shall submit to LTC semi-annual progress reports on ADAPTIMMUNE’s efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and develop and commercialize LICENSED LTC T CELL PRODUCTS.  The first report is due six (6) months from the EFFECTIVE DATE, and subsequent reports shall be made every six (6) months thereafter until such time as a LICENSED LTC T CELL PRODUCT has been sold to a THIRD PARTY.  Progress reports shall describe in detail ADAPTIMMUNE’s efforts toward carrying out the COMMERCIAL DEVELOPMENT PLAN and commercializing the LICENSED LTC T CELL PRODUCT(S), the progress made and expenditure incurred by ADAPTIMMUNE and its AFFILIATES on research and development directed to the commercialization of LICENSED LTC T CELL PRODUCTS since the date of the preceding report, and any other information that LTC and ADAPTIMMUNE agree is pertinent to the commercialization effort.  Subject to proper marking, as required hereunder, such report will constitute INFORMATION of ADAPTIMMUNE.

7.2                       Sales Reports

ADAPTIMMUNE shall submit four (4) quarterly sales reports to LTC from the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS, including any MILESTONE EVENTS achieved during such time periods on such reports detailing the sales activity by ADAPTIMMUNE and/or its AFFILIATES of LICENSED LTC T CELL PRODUCTS during the preceding quarter to include: quantities sold; identity of the LTC PATENT RIGHTS covering that LICENSED LTC T CELL PRODUCT, NET SELLING PRICE, the exchange rates used to convert foreign currency to UNITED STATES dollars, and the total amount of running royalties or other amounts paid for the year.  The quarterly sales report shall be submitted, regardless of the volume of sales, on or before each May 15, August 15, November 14, and February 14 for the most-recent calendar quarter with any royalty payments due in accordance with Article 4.  A final sales report is due thirty (30) days after the expiration or termination of this LICENSE.

Prior to the date of APPROVAL OBTAINED of any LICENSED LTC T CELL PRODUCTS ADAPTIMMUNE shall submit four (4) copies of an annual MINIMUM ANNUAL ROYALTY report and MILESTONE EVENT report to LTC twelve (12) months from the EFFECTIVE DATE until the date of first APPROVAL OBTAINED of any LICENSED LTC T CELL PRODUCTS. Thereafter, ADAPTIMMUNE shall submit quarterly sales reports according to this Section 7.2.

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7.3                       Method of Reporting

All reports under this Article 7 shall be submitted to:

***

***
***
***

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Article 8                                TERM AND TERMINATION

8.1                       Term

Unless earlier terminated in accordance with the provisions of this Article 8, this LICENSE shall become effective on the EFFECTIVE DATE and shall thereafter continue until expiration of the TERM.

8.2                       Termination by Mutual Agreement

Any termination of this LICENSE by mutual agreement shall be evidenced in writing and signed by the PARTIES.

8.3                       Termination of this LICENSE by LTC

Subject to the terms of this Article 8, this LICENSE may be terminated in its entirety by LTC by provision of a termination notice indicating that:

(a) Except in the case of a breach of Section 3.2 or 3.4 (which will be governed by Section 3.5), LTC has determined that ADAPTIMMUNE cannot demonstrate to the reasonable satisfaction of LTC that it is exercising commercially-reasonable due diligence to reasonably commercialize the LICENSED LTC T CELL PRODUCT in accordance with the terms of this LICENSE;

(b) ADAPTIMMUNE willfully made a false statement of a material fact in any report required by this LICENSE;

(c) ADAPTIMMUNE has been found by a court of competent jurisdiction in final or unappealable decision to have violated Federal antitrust laws or any other provision of law in connection with its performance under this LICENSE;

(d) LTC has determined that ADAPTIMMUNE has committed a material breach of a covenant contained in this LICENSE, including without limitation, Section 3.1;

(e) ADAPTIMMUNE has defaulted in the payment of any amount due to LTC; or

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(f) As described in Section 3.13, to the extent allowable by governing law, ADAPTIMMUNE has asserted the invalidity or unenforceability of any claim included in the LTC PATENT RIGHTS, including by way of litigation or administrative proceedings, either directly or through any AFFILIATE or THIRD PARTY;

in each case, which violation ADAPTIMMUNE fails to cure as set forth in Section 8.5.

8.4                       Other Grounds for Termination

To the extent allowable by governing law, either PARTY may terminate this LICENSE if the other PARTY is subject to an INSOLVENCY EVENT, where “INSOLVENCY EVENT” means the occurrence of any of the following:  (a) a PARTY makes an assignment for the benefit of creditors; (b) a petition under any foreign, state or UNITED STATES bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a PARTY; (c) such a petition is filed with respect to a PARTY by any THIRD PARTY, or an application for a receiver is made by anyone with respect to a PARTY, and such petition or application is successfully litigated to an unappealable or not appealed decision by a court of final decisionor with respect to the PARTY whereby the petition or application is not resolved favorably to the PARTY within two (2) years from the date such petition is filed, or (d) a PARTY ceases doing business.

8.5                       Procedures for Termination by LTC

(a) Before LTC may terminate this LICENSE for any reason other than by mutual agreement or pursuant to Section 3.1, LTC shall furnish ADAPTIMMUNE a written notice of intention to terminate stating the reason(s) therefor.  ADAPTIMMUNE shall be allowed sixty (60) calendar days, or thirty (30) calendar days with respect to any payment defaults, after the date of the notice to remedy any deficiency stated in the notice as the reason for termination or to show cause why this LICENSE should not be terminated.

(b)                         If ADAPTIMMUNE has not remedied all deficiencies stated in the notice within the applicable notice period, then this LICENSE shall terminate upon the expiration of the notice period stated in Section 8.5(a).

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures described in Section 14.1(b) any decision or determination by LTC as applicable, concerning the interpretation, modification, and/or termination (in whole or in part) of this LICENSE.

8.6                       Termination by ADAPTIMMUNE

ADAPTIMMUNE may terminate this LICENSE by providing at least thirty (30) calendar days’ written notice of termination to LTC.  ADAPTIMMUNE’s written notice shall specify the effective date of termination.

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8.7                       MINIMUM ANNUAL ROYALTY Termination

This LICENSE shall automatically terminate at midnight on the expiration of the thirty (30) day cure period commencing on the date of receipt of written notice if the MINIMUM ANNUAL ROYALTY for any calendar year, together with any interest and surcharge that may be due as prescribed in Article 4, has not been paid.

8.8                       Effect of Termination

In the event of any termination of this LICENSE, ADAPTIMMUNE and its AFFILIATES shall: (a) have the right for six (6) months following the date of termination to sell or otherwise dispose of the stock of any LICENSED LTC T CELL PRODUCTS subject to this LICENSE then on hand, subject to the right of LTC to receive payment and reports thereon as provided herein, and (b) return all copies of LTC INFORMATION and/or FHCRC INFORMATION (if any) to LTC within thirty (30) days of the date of such termination, and shall delete all such LTC INFORMATION and/or FHCRC INFORMATION from its documents and/or data storage media, and shall have an officer of ADAPTIMMUNE certify compliance with all of the foregoing.

All rights and obligations of the PARTIES set forth herein that expressly or by their nature survive the expiration or termination of this LICENSE, including at least the provisions of this Section 8.8 and Articles 12, 13 and 14 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this LICENSE until they are satisfied or by their nature expire and shall bind the PARTIES and their legal representatives, successors, and permitted assigns.

Article 9.                             NOTICES

9.1                       All notices required under this LICENSE shall be considered timely made, if properly addressed, (a) at the time personally delivered; or (b) on the day of transmission by facsimile or email, confirmed by notice by any of the other methods described herein; or (c) upon receipt if sent via commercial overnight delivery service.

9.2                       (a) Except as otherwise provided in Sections 4.6 and 7.3, all communications and notices required to be made to LTC shall be addressed as follows:

***

Attn: ***

***

***

Attention:  ***

Telephone:  ***

Facsimile:  ***

With a copy to:            LIFE TECHNOLOGIES CORPORATION

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***

***

Attention:  ***

Telephone:  ***

Facsimile:  ***

(b) All communications and notices required to be made to ADAPTIMMUNE shall be addressed as follows:

***

***

***

***

***

Telephone:  ***

Facsimile: ***

Email: ***

(c) Each of ADAPTIMMUNE and LTC agree to report promptly to the other any changes in mailing address or name during the TERM of this LICENSE.

Article 11.    PATENT INFRINGEMENT

11.1              (a)                        During the TERM, ADAPTIMMUNE shall notify LTC in writing as soon as reasonably practical of any known or suspected infringement or unauthorized use or misappropriation by ***, any of its ***, and/or any ***          of any LTC PATENT RIGHTS in the FIELD that is discovered, and promptly shall provide LTC with all non-privileged, non-confidential information supporting said infringement, suspected infringement or unauthorized use or misappropriation.

(b)                         In the case such known or suspected infringement or unauthorized use or misappropriation is by a THIRD PARTY and is not based on activities authorized or occurring prior to the EFFECTIVE DATE of this LICENSE as described in Section 6.5, then ADAPTIMMUNE and LTC shall confer with each other in good faith regarding such alleged infringing activities and preserving and/or defending the exclusive rights granted hereunder to ADAPTIMMUNE.

(c)                          In the event that LTC determines, in its sole reasonable discretion, that it wishes to obtain additional information from ADAPTIMMUNE to investigate such matter, then prior to the disclosure of any privileged or confidential information to LTC regarding such matter, ADAPTIMMUNE will enter into an agreement with LTC that is acceptable to LTC in order to protect any such privilege and the parties interests related thereto.  Upon entering into such agreement, LTC shall have the right to request opinion of counsel from ADAPTIMMUNE detailing such alleged infringement and any specific information about such known or suspected infringement or unauthorized use or misappropriation, and LTC shall pay for *** the cost of obtaining each such opinion of counsel.  LTC may use such information to determine, at its sole reasonable discretion, what, if any, action or communications to pursue against such THIRD PARTY.

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(d)                         If required by law for LTC to bring or maintain any infringement action in the FIELD against any ***          or any ***, ADAPTIMMUNE shall join any infringement action brought or intended to be brought by LTC upon LTC’s reasonable request, with ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC.  ADAPTIMMUNE shall reasonably cooperate, in any enforcement action, in accordance with terms and conditions specified by LTC, with it agreed that in such cooperation, ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC.

(e)                          Specifically with respect only to known or suspected infringement activities by a ***          in the FIELD that ADAPTIMMUNE can reasonably demonstrate has or will cause non de minimis monetary harm or damage to ADAPTIMMUNE in the FIELD, and ADAPTIMMUNE provides written notice to LTC which specifically details such harm or damage (“HARM NOTICE”), then in the event that: (a) ninety (90) days has passed from the date of receipt by LTC of ADAPTIMMUNE’s HARM NOTICE, or (b) thirty (30) days has passed from the date of LTC’s receipt of opinion of counsel as specified in Section 11.1(c), whichever is later, LTC has not caused such infringement to cease and desist or LTC has not taken or continued pursuing any action against the THIRD PARTY with respect to same (including without limitation, LTC issuing cease and desist notices with pursuing the matter to obtaining cease and desist or a non-appealable judicial resolution), then all monies or payments or other consideration then due and owing by ADAPTIMMUNE to LTC hereunder shall be *** (***) of what otherwise would be due and payable hereunder (“Modified Financial Obligations”) by LTC and ADAPTIMMUNE shall only be liable to pay to LTC the Modified Financial Obligations, without any breach or termination of this LICENSE or penalty hereunder.  ADAPTIMMUNE shall continue to only be liable to LTC as to the Modified Financial Obligations until such time as LTC has caused such infringement to cease or desist or become non-infringement (by obtaining cease and desist, or the THIRD PARTY, subject to agreement by ADAPTIMMUNE enters into a sub-sublicense or becomes a designee hereunder pursuant to Section 2.6, or a non-appealable judicial resolution is obtained), at which time and thereafter until another HARM NOTICE and event(s) as above-described triggers again the Modified Financial Obligations, ADAPTIMMUNE shall again be liable to LTC under the original financial obligations specified herein. ADAPTIMMUNE’s failure to so perform the original financial obligations specified herein shall be considered to be a breach by ADAPTIMMUNE of this LICENSE.

(f)                           In the event that LTC enters into any license agreement with any THIRD PARTY with respect to any of the LTC PATENT RIGHTS in the FIELD, including in settlement of any known or suspected infringement or any action or proceeding for infringement—regardless of whether commenced by LTC or ADAPTIMMUNE—on any terms more favorable than those herein, those more favorable terms shall be immediately applicable to ADAPTIMMUNE and this LICENSE shall be amended to incorporate those more favorable terms.

11.2                In the event that a THIRD PARTY at any time provides written notice of a claim to, or brings an action, suit, or proceeding against, ADAPTIMMUNE or any of its AFFILIATES, claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based on an assertion or claim arising out of the development, use, manufacture, distribution, importation or sale of LICENSED LTC T CELL PRODUCTS or LICENSED LTC T CELL METHODS, ADAPTIMMUNE shall promptly notify LTC of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served.

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Article 12                         INDEMNIFICATION, INSURANCE, AND LEGAL ACTION

12.1                Indemnification by ADAPTIMMUNE of LTC

(a)                         ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless LTC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each an “LTC INDEMNIFIED PARTY”) from and against any and all liability, damage, loss, or expense (including without limitation reasonable attorneys’ fees and expenses of litigation and/or arbitration) (collectively “LIABILITIES”) incurred by or imposed upon any and/or all LTC INDEMNIFIED PARTIES in connection with any THIRD PARTY claims, suits, actions, demands or judgments (each a “CLAIM”) arising out of or in connection with or resulting from (i) the design, manufacture, use, promotion, sale or other disposition of any LICENSED LTC T CELL PRODUCT or the practice of a LICENSED LTC T CELL METHOD by ADAPTIMMUNE and/or its AFFILIATES, (ii) any actual or alleged injury, damage, death or other consequence occurring to any THIRD PARTY as a result, directly or indirectly, of the practice of a LICENSED LTC T CELL METHOD by ADAPTIMMUNE or its AFFILIATES or customers or transferees of any of the foregoing, or the possession, consumption or use of the LICENSED LTC T CELL PRODUCTS sold by ADAPTIMMUNE or its AFFILIATES, regardless of the form in which any such claim is made, (iii) any other activities to be carried our by ADAPTIMMUNE or its AFFILIATES pursuant to this LICENSE, and (iv) the failure of any representation or warranty made by ADAPTIMMUNE in this LICENSE to be true and accurate; except in each case to the extent that such CLAIM arises out of or results from (a) the breach of a representation or warranty of LTC herein, or (b) LTC’s gross negligence or willful misconduct.

(b)                         Notice of CLAIMS.  An LTC INDEMNIFIED PARTY entitled to indemnification hereunder shall provide ADAPTIMMUNE with prompt written notice of any CLAIM for which indemnification is sought under this LICENSE.  ADAPTIMMUNE shall, at its own expense, provide attorneys reasonably acceptable to the LTC INDEMNIFIED PARTY to defend against any such claim.  The LTC INDEMNIFIED PARTY shall cooperate fully with ADAPTIMMUNE in such defense and shall permit ADAPTIMMUNE to conduct and control such defense and the disposition of such CLAIM (including all decisions relative to litigation, appeal, and settlement); provided that ADAPTIMMUNE shall not settle any such CLAIM with an admission of liability of LTC without LTC’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(c)                                            Insurance.  At such time as any LICENSED LTC T CELL PRODUCT, LICENSED LTC T CELL METHOD, process or service relating to, or developed pursuant to, this LICENSE is being tested or used in human subjects or is commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and naming LTC and FHCRC as additional insureds.  Upon the written request of LTC , ADAPTIMMUNE shall furnish LTC with a certificate of insurance evidencing the insurance required hereunder.  If ADAPTIMMUNE elects to self-insure all or part of the

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limits described above (including deductibles or retentions which are in excess of $*** annual aggregate), such self-insurance program must be acceptable to LTC.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.1(a) of this LICENSE.  Such policies cannot be terminated without thirty (30) days’ prior written notice to LTC and FHCRC.  ADAPTIMMUNE shall provide FHCRC with written evidence of the insurance and a copy of the policy upon request.

12.2  Indemnification by ADAPTIMMUNE of FHCRC

ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless FHCRC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each a “FHCRC INDEMNIFIED PARTY”) from and against any and all LIABILITIES incurred by or imposed upon any and/or all FHCRC INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out of or in connection with or resulting from (i) any misrepresentation with regard to, or breach of, any of the representations and warranties of ADAPTIMMUNE set forth in Section 6 of this LICENSE, (ii) the use of the LICENSED PRODUCTS and/or LICENSED MONOCLONAL ANTIBODIES, the use, development, manufacture, distribution, sublicensing or sale of the LICENSED LTC T CELL PRODUCTS, by ADAPTIMMUNE or its AFFILIATES except to the extent caused by the negligence or willful misconduct of FHCRC, including without limitation any LIABILITIES resulting from infringement of third party intellectual property rights by ADAPTIMMUNE or its AFFILIATES based on any of the foregoing, and (iii) any other activities performed by ADAPTIMMUNE or its AFFILIATES pursuant to this LICENSE.

12.3                Indemnification by LTC of ADAPTIMMUNE

(a)                         LTC, at its own expense, shall indemnify, defend and hold harmless ADAPTIMMUNE, and its AFFILIATES and their respective officers, directors, shareholders, employees and agents (each a “ADAPTIMMUNE INDEMNIFIED PARTY”), from and against any LIABILITIES incurred or imposed upon any and all ADAPTIMMUNE INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out or in connection with ***                             in this LICENSE ***              ; except in each case to the extent that such CLAIM arises out of or results from (a) the ***                       herein, or (b) ***                              .

(b)                         A ADAPTIMMUNE INDEMNIFIED PARTY entitled to indemnification hereunder shall provide LTC with prompt written notice of any CLAIM for which indemnification is sought under this LICENSE.  LTC shall, at its own expense, provide attorneys reasonably acceptable to the ADAPTIMMUNE INDEMNIFIED PARTY to defend against any such claim.  The ADAPTIMMUNE INDEMNIFIED PARTY shall cooperate fully with LTC in such defense and shall permit LTC to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided that ***

written approval, which shall not be unreasonably withheld, conditioned or delayed.

12.4 Legal Action. In the event any legal action is commenced against ***    involving the

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

31

***   , whether or not ***   is named as a party to the legal action, ***   shall keep ***  or its attorney nominee fully advised of the progress of the legal action and shall reimburse ***    incurred as a result of ***   being called as witnesses therein or asked to testify for or consult with ***  in connection therewith.  ***  agrees that it will reasonably request ***     to cooperate with ***, to the extent reasonably possible, in any legal action brought pursuant to this Article 12.

Article 13                         CONFIDENTIALITY

13.1                From the EFFECTIVE DATE until ***  (***) years after the termination or expiration of the LICENSE, each RECIPIENT shall:

(a)  limit dissemination of the DISCLOSER’s INFORMATION to those of the RECIPIENT’s AFFILIATES and their respective directors, officers, employees, agents, shareholders, and subcontractors who have a reasonable need to know such INFORMATION to exercise its rights or perform its obligations or otherwise;

(b) maintain INFORMATION of the DISCLOSER in confidence and not disclose such INFORMATION to any THIRD PARTY (other than as set forth in Section 13.2 and as above); and

(c) use such INFORMATION only to the extent necessary for RECIPIENT to exercise its rights and perform its obligations under this LICENSE.

13.2                (a)                       Notwithstanding the provisions of Section 13.1, (i) if a RECIPIENT is compelled to disclose any DISCLOSER’s INFORMATION by law or order of a court of competent jurisdiction, or (ii) if it is reasonably necessary in the reasonable opinion of a RECIPIENT’s legal counsel to disclose INFORMATION to comply with applicable laws (including compliance with any applicable securities regulation, stock exchange or NASDAQ disclosure requirements and for tax reporting purposes), then any such disclosure to the extent so compelled or required shall not be a breach hereunder; provided that reasonable advance notice is given to the DISCLOSER to permit the DISCLOSER a reasonable opportunity to obtain all applicable governmental or judicial protection available for like material, and the RECIPIENT will reasonably cooperate with the DISCLOSER, at the expense of the DISCLOSER, with respect thereto.

(b)                         Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC in order to make filings and submissions to, or correspond or communicate with, the UNITED STATES Food and Drug Agency or any clinical registry, or agency, including without limitation the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, including for purposes of obtaining authorizations to conduct clinical trials of, and to commercialize, LICENSED LTC T CELL PRODUCTS pursuant to this LICENSE.

ADAPTIMMUNE shall use INFORMATION of LTCand make the foregoing disclosures only to the extent necessary in the reasonable opinion of such PARTY’s legal counsel, and shall use reasonable commercial efforts to obtain confidential treatment for such disclosures.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

32

(c)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC to investors and potential investors.

ADAPTIMMUNE shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligations are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(d) ADAPTIMMUNE shall notify LTC in writing of any actual or suspected misuse, misappropriation or unauthorized disclosure of LTC’s or FHCRC’s INFORMATION that may come to ADAPTIMMUNE’s attention.

(e)                           Notwithstanding anything to the contrary contained herein, FHCRC INFORMATION shall include but not be limited to FHCRC’s devices, cell lines, monoclonal antibodies, methods, processes, data regarding testing and experiments, drawings, documentation, patent applications and product development plans marked as “confidential” and that may be disclosed to ADAPTIMMUNE hereunder.

13.3              This Article 13 will survive termination or expiration of this LICENSE.

Article 14.                      GENERAL PROVISIONS

14.1                Governing Law; Dispute Resolution

(a)                          This LICENSE shall be governed by and construed in accordance with the laws of ***    in each case without reference to any rules of conflict of laws, except that matters pertaining to intellectual property rights and patents shall be governed by the laws of the jurisdiction in which such intellectual property rights or patents exist. Any dispute between ADAPTIMMUNE and LTC pertaining to the interpretation of this LICENSE, or the breach thereof, shall be settled by binding arbitration in the city of Washington, D.C., administered by the American Arbitration Association (“AAA”) in accordance with its commercial arbitration rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.  There shall be three arbitrators.  Each PARTY shall appoint one arbitrator.  The third arbitrator shall act as the presiding arbitrator and shall be appointed by agreement of the PARTY-appointed arbitrators.  If no agreement on such appointment can be reached, the parties may ask AAA to make the appointment.  The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply AAA rules in effect at the time of the arbitration.  In the event of a conflict between the provisions of this Section 14.1(a) and such AAA rules, the provisions of this Section 14.1(a) shall prevail.  The award of the arbitration tribunal shall be final and binding upon the disputing PARTIES and the winning PARTY may, at the cost and expense of the losing PARTY, apply to any court of competent jurisdiction for enforcement of such award.  The administrative charges, arbitrators’ fees, and related expenses

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

33

of any arbitration shall be paid equally by the PARTIES, but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.

(b)                         Notwithstanding the PARTIES’ agreement to arbitrate, the PARTIES hereby agree that a PARTY may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 13 of the LICENSE.

14.2                Complete Agreement; Amendments

Upon effectiveness hereof, this LICENSE constitutes the complete understanding and agreement between the PARTIES and supersedes any prior understanding or written or oral agreement relative to the subject matter of this LICENSE.  This LICENSE may not be amended except by an instrument in writing signed by the PARTIES.

14.3                Severability

The PARTIES intend that no provision of this LICENSE is contrary to any applicable law or regulation.  The illegality or invalidity of any provision of this LICENSE shall not impair, affect, or invalidate any other provision of this LICENSE.

14.4                Interpretation of Headings

Headings of the Articles or Sections of this LICENSE are for convenience of reference only and do not form a part of this LICENSE and shall in no way affect the interpretation thereof.

14.5                Independent Parties/Entities

The relationship of the PARTIES is that of independent parties and not as agents of each other, partners, or participants in a joint venture.  Each of the PARTIES shall maintain sole and exclusive control over their respective personnel and operations.

14.6                Use of Names

ADAPTIMMUNE agrees to refrain from using the name of LTC, FHCRC or any of either of their respective AFFILIATES, or any trade name, trademark or logo of LTC or any of its AFFILIATES in publicity or advertising without the prior written approval of LTC.  LTC agrees to refrain from using the name of ADAPTIMMUNE or its AFFILIATE, or any trade name, trademark or logo of ADAPTIMMUNE or its AFFILIATE in publicity or advertising without the prior written approval of ADAPTIMMUNE.

14.7               Bankruptcy Code 365(n).

The PARTIES acknowledge and agree that this LICENSE is for the purposes of Section 365(n) of the UNITED STATES Bankruptcy Code (the “BANKRUPTCY CODE”) a license of

34

rights to “intellectual property” as defined under Section 101(56) of the BANKRUPTCY CODE.  The PARTIES agree that ADAPTIMMUNE, as a licensee of such rights under this LICENSE, subject to ADAPTIMMUNE and its AFFILIATES’ full compliance with all of its obligations under this LICENSE (including its obligations to pay royalties and abide by all license restrictions), shall retain and may fully exercise all of its rights (including any right to enforce any exclusivity provision of this LICENSE (including any embodiment of such “intellectual property”)), remedies and elections under the BANKRUPTCY CODE.

14.8               Counterparts and Facsimile

This LICENSE may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This LICENSE may be executed by facsimile signature.

14.9               Waiver

The PARTIES hereto mutually covenant and agree that no waiver by either PARTY of any breach or default of the terms of this LICENSE shall be deemed a waiver of any subsequent breach or default thereof.

14.10        Computation of Time

Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the PARTY having such privilege or duty shall have until 5:00 p.m. in such PARTY’s time zone on the next succeeding business day to exercise such privilege, or to discharge such duty.

14.11 Independent Parties

The PARTIES to this LICENSE are independent contractors and not agents of the other. This LICENSE shall not constitute a partnership or joint venture, and neither PARTY may be bound by the other to any contract, arrangement or understanding except as specifically stated herein.

14.12        Further Acts and Instruments

Upon request by either PARTY, the other PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this LICENSE.

SIGNATURES APPEAR ON THE FOLLOWING PAGE

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IN WITNESS WHEREOF, the PARTIES hereto have caused this LICENSE to be executed by their authorized representatives.  This LICENSE is effective as of the EFFECTIVE DATE.

For LTC		For ADAPTIMMUNE

LIFE TECHNOLOGIES CORPORATION		ADAPTIMMUNE LIMITED

By:	/s/ Paul Grossman	By:	/s/ James Noble
	(signature)		(signature)

Typed Name: Paul Grossman		Typed Name: James J Noble

Title: SVP, Strategy & Corp. Dev.		Title: CEO

Date:	12/20/12	Date	19 December 2012

36

EXHIBIT A - LTC PATENT RIGHTS

US Patents

Serial Number	Title	Inventors	Status
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

Foreign Patents

Serial Number	Title	Inventors	Status
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

37

Serial Number	Title	Inventors	Status
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

38

EXHIBIT B

COMMERCIAL DEVELOPMENT PLAN

***

.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Appendix G

Sublicense Agreement

(see attached)

BUSINESS CONFIDENTIAL INFORMATION	EXECUTION VERSION

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

SUB-LICENSE AGREEMENT

Between

ADAPTIMMUNE LIMITED

(as licensee)

And

LIFE TECHNOLOGIES CORPORATION

(as licensor)

***       Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

SUB-LICENSE AGREEMENT

This Sub-License Agreement (hereinafter called “SUB-LICENSE”), effective as of the EFFECTIVE DATE, is by and between Adaptimmune Limited, incorporated in the United Kingdom, whose registered office is at at 9400 Garsington Road, Oxford Business Park, Oxford, OX4 2HN, UK with a place of business at 57c Milton Park, Abingdon, Oxon, OX14 4RX, United Kingdom, (“ADAPTIMMUNE”), and Life Technologies Corporation, a Delaware corporation (“LTC”) whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA, 92008.  Each of ADAPTIMMUNE and LTC is a “PARTY” hereunder, and may be collectively referred to as the “PARTIES”.

WITNESSETH:

WHEREAS, NAVY, UM, DFCI and LTC have entered into the PARENT LICENSE (as defined below), a redacted copy of which is appended hereto at Exhibit A; and

WHEREAS, the PARENT LICENSORS (defined below) have retained those certain rights specified herein and in the PARENT LICENSE; and

WHEREAS, ADAPTIMMUNE wishes to acquire an exclusive sub-license under the LICENSED PATENTS (as defined below) for the manufacture, use, import, offer for sale and sale of LICENSED T CELL PRODUCTS (as defined below) in the LICENSED TERRITORY (as defined below) in the FIELD (as defined below) in accordance with the provisions of this SUB-LICENSE; and

WHEREAS, ADAPTIMMUNE has agreed that any products embodying the LICENSED PATENTS, LICENSED T CELL PRODUCTS, and/or LICENSED T CELL METHODS (as defined below) or produced through the use of the LICENSED PATENTS, LICENSED T CELL PRODUCTS, and/or LICENSED T CELL METHODS for use or sale in the UNITED STATES (as defined below) will be manufactured substantially in the UNITED STATES.

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the PARTIES hereto agree to the foregoing and as follows.

Article 1.                                                DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this SUB-LICENSE.

1.1                                           “AFFILIATE” means, with respect to (a) LTC, any business entity controlling, controlled by or under common control with LTC, and (b) ADAPTIMMUNE, any business entity controlled by ADAPTIMMUNE, where control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.  Notwithstanding the foregoing, any person or entity that would otherwise qualify as an AFFILIATE hereunder by the foregoing definition shall not be deemed to be, and shall not be treated as, an AFFILIATE if (i) the primary business of such person or entity is investing in securities, debt or other investment vehicles; or (ii) such person or entity is a portfolio company of a person or entity that satisfies any of the criteria under clause (i).  As of the EFFECTIVE DATE, ADAPTIMMUNE has one (1) AFFILIATE, named Adaptimmune LLC, and which is incorporated in the UNITED STATES. For the purpose of this SUB-LICENSE, Immunocore Limited is not an AFFILIATE.

1.2                                           “APPROVAL OBTAINED” means, with respect to a product or process, that the sale of such product or process or its use in the FIELD in any country has been licensed, cleared or approved by all applicable regulatory or other governmental authority in such country, including the Food and Drug Administration (“FDA”) with respect to products or processes sold in the UNITED STATES.

1.3                                           “AUTOIMMUNE DISEASE” means a condition or disease in which there is an immune system dysregulation whereas an inappropriate immune response against normal tissues presents in the body such that the immune system recognizes such normal tisuues cells as non-self.

1.4                                       “CANCER” means a malignant neoplasm involving unregulated cell growth which is able to invade other tissues. Specific neoplastic indications are listed in Section 2, Subsections 140 — 209 and Subsections 230 — 239  of the International Classification of Diseases, Ninth Revision, Clinical Modification.

(ICD-9-CM; http://icd9cm.chrisendres.com/index.php?action=child&recordid=1059)

1.5                                           “CHANGE IN CONTROL” means, with respect to a PARTY (a) a sale, lease, or other disposition of all or substantially all of its assets, rights or businesses or sale of substantially all of its intellectual property, each in any transaction or series of transactions, or the acquisition of such PARTY by, or merger, consolidation, reorganization, or business combination (an “EVENT”) of a PARTY into or with, another entity in which the stockholders of such PARTY immediately prior to such EVENT do not own, after such EVENT, a majority of the outstanding voting shares of the surviving, purchasing, or newly resulting business entity (a “MERGER TRANSACTION”); or (b) any transaction or series of related transactions to which a PARTY is a party in which in excess of fifty percent (50%) of such PARTY’s voting power is transferred; provided, however, any consolidation, business combination, or merger effected exclusively to change the domicile of a PARTY or the issuance of shares by the PARTY in a transaction whose primary purpose is to raise capital for such PARTY and does not involve any MERGER TRANSACTION, shall not be deemed a CHANGE IN CONTROL.

1.6                                           “CMO” means a THIRD PARTY manufacturer with whom ADAPTIMMUNE has entered into a written agreement for such THIRD PARTY manufacturer to manufacture certain products solely on behalf of ADAPTIMMUNE.

1.7                                           “CMO RESTRICTIONS” has the meaning set forth in Section 3.2.

1.8                                           “COMMERCIAL TCR DEVELOPER” has the meaning set forth in Section 3.10(b).

1.9                                           “COMMERCIAL DEVELOPMENT PLAN” means that Commercial Development

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Plan for the development and marketing of LICENSED T CELL PRODUCTS attached at Exhibit E hereto.

1.10                                    “DFCI LICENSED PATENTS” means DFCI’s rights in the patents and patent applications listed on Exhibit D.

1.11                                    “DISCLOSER” has the meaning set forth in Section 1.17.

1.12                                    “EFFECTIVE DATE” of this SUB-LICENSE means December 19, 2012.

1.13                                    “ENGINEERED T CELL RECEPTOR” means an alpha-beta T cell receptor such that the T —cell engineering platform provides T cells which do not just have their endogenous TCR genes but have been transduced with genes for the expression of an alpha-beta T cell receptor, this being defined as a protein that contains a TCR Alpha Variable Domain and a TCR Beta Variable domain, either of which can be of wild type sequence or mutated in up to 10% of amino acid positions

1.14                                    “ FIELD” means for the ex-vivo activation and expansion of human T-cells containing ENGINEERED T-CELL RECEPTORS for use as a therapy for the TREATMENT of CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE where such therapy comprises: (a) removing a sample containing T-cells from a human patient; (b) isolating T-cells from such sample using LIFE BEAD PRODUCT or similar magnetic beads; (c) transfecting such isolated T-cells with a gene or genes encoding ENGINEERED T-CELL RECEPTORS of known antigen specificity; (d) activating and expanding the population of such engineered T-cells using LIFE BEAD PRODUCT or similar magnet beads; and (e) introducing the expanded, engineered T-cells back into the same patient for TREATMENT of such CANCER, INFECTIOUS DISEASE and/or AUTOIMMUNE DISEASE.

It is understood and agreed that the FIELD would not include (i) activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof. For the avoidance of doubt, this FIELD restriction does NOT apply to activation or expansion of T-cells modified through gene transfer with ENGINEERED T CELL RECEPTORS.

1.15                                    “HHMI” means the Howard Hughes Medical Institute.

1.16                                    “INFECTIOUS DISEASE” means transmissible diseases or communicable diseases resulting from the infection, presence and growth of pathogenic organisms within an individual host organism.

1.17                                    “INFORMATION” means, with respect to a PARTY hereto, information marked as “proprietary”, “business proprietary”, “business confidential information” or other equivalent designation that such PARTY (the “DISCLOSER”) provides to the other PARTY (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret

4

nature, including financial statements and projections, technical reports, royalty reports, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data, patent applications, information pertaining to regulatory filings, and know-how, whether in tangible or intangible form; provided that, for any such information that is to be disclosed to the PARENT LICENSORS pursuant hereto or under the PARENT LICENSE, such information must be marked as “proprietary,” “business proprietary,” “business confidential information” or other equivalent designation to be protected by such PARENT LICENSORS as “INFORMATION” hereunder or under the PARENT LICENSE.  The terms and conditions of this SUB-LICENSE shall be INFORMATION of the PARTIES; as between the PARTIES, the COMMERCIAL DEVELOPMENT PLAN at Exhibit E hereto, any reports or notices provided by ADAPTIMMUNE hereunder shall be INFORMATION of ADAPTIMMUNE, whether or not marked as set forth above.  Notwithstanding the foregoing, INFORMATION of a PARTY shall not include information that the RECIPIENT can establish by records:

(a) is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this SUB-LICENSE;

(b) was, on or before the date of disclosure, in the possession of the RECIPIENT;

(c) is acquired by the RECIPIENT from a THIRD PARTY having the right to disclose without burden of confidentiality; or

(d) is hereafter independently developed by the RECIPIENT.

1.18                                   “LICENSED PATENTS” means the NAVY LICENSED PATENTS, the UM LICENSED PATENTS, and the DFCI LICENSED PATENTS, and any patent issuing from any patent application therein, together with any reissues, reexamination certificates, extensions, supplementary protection certificates, or other governmental acts which effectively extend the period of exclusivity by the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, divisions, continuations in part and patents of addition (to the extent of claims entitled to the priority of any of the foregoing) of or to any of the foregoing and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.19                                   “LICENSED T CELL METHOD”  means any method, the practice of which would, but for the grant of the licenses herein, infringe one or more valid claims of a patent that is within the LICENSED PATENTS,whether or not the method or practice includes the use of LIFE BEAD PRODUCTS.

1.20                                   “LICENSED T CELL PRODUCT” means any T cell product comprised of or containing ENGINEERED T CELL RECEPTORS (a) the manufacture, use, offer for sale, import or sale of which would, but for the grant of the licenses herein, infringe or be covered by one or more valid claims of a patent that is within the LICENSED PATENTS, (b) used with a LICENSED T CELL METHOD, or (c) produced, processed or otherwise manufactured using or with a LICENSED T CELL METHOD.

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1.21                                    “LICENSED TERRITORY” means any country in the world in which a LICENSED PATENT exists.

1.22                                    “LIFE BEAD PRODUCT” means certain commercially-available LTC Dynabeads® magnetic bead products made under good manufacturing practices (GMP) and currently offered for sale, sold or otherwise distributed by LTC, its AFFILIATES and/or their respective distributors under the trade name Dynabeads®CD3/CD28 CTS and SKU *** or any future or improved commercially-available versions of the foregoing.

1.23                                   “MINIMUM ANNUAL ROYALTY” shall have the meaning ascribed in Section 4.2.

1.24                                   “NAVY LICENSED PATENTS” means NAVY’s rights in the patents and patent applications listed in Exhibit B.

1.25                                    “NET SELLING PRICE” means: the amounts billed or invoiced by ADAPTIMMUNE and its AFFILIATES on sales of LICENSED T CELL PRODUCTS, less deductions for (a) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such LICENSED T CELL PRODUCTS; (b) rebates and trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to employees of ADAPTIMMUNE and its AFFILIATES); and (c) credits for returns, allowances or trades, actually granted.

Transfer of LICENSED T CELL PRODUCTS by ADAPTIMMUNE to its AFFILIATE for subsequent resale shall not constitute sale to THIRD PARTIES; provided, however those revenues from sale of LICENSED T CELL PRODUCTS to AFFILIATES for internal non-commercial use shall be included in the determination of NET SELLING PRICE.

There shall be no imputed revenues from (d) promotional free samples, free goods, or other marketing programs whereby LICENSED T CELL PRODUCTS are provided free of charge to promote sales; or (e) use of LICENSED T CELL PRODUCTS for compassionate use or physician-sponsored investigational new drug applications.  Furthermore, until such time as a LICENSED T CELL PRODUCT has been licensed or APPROVAL OBTAINED by all applicable regulatory authorities in a given country, transfer of such LICENSED T CELL PRODUCT in or to that country for testing, pre-clinical, clinical or developmental purposes shall be included in the calculation of “NET SELLING PRICE” hereunder only to the extent that consideration received for such LICENSED T CELL PRODUCT exceeds the cost of such LICENSED T CELL PRODUCT.

1.26                                   “OTHER AGREEMENTS” means that certain license agreement by and between ADAPTIMMUNE and LTC effective as of December 19, 2012 under which LTC licenses certain of its intellectual property relating to simultaneous stimulation and concentration of T-cells and activation and expansion of T-cells and certain rights to certain biological materials (“LTC LICENSE”).

1.27                                   “PARENT LICENSE” means that certain exclusive license agreement among LTC

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6

as licensee and United States Department of the Navy at the Naval Medical Research Center (“NAVY”), the Regents of the University of Michigan (“UM”) and Dana Farber Cancer Institute, Inc. (“DFCI”) as owners of the Licensed Patents effective as of September 30, 2008, as amended.

1.28                                   “PARENT LICENSORS” means, collectively, the NAVY, UM and DFCI.

1.29                                  “PARENT LICENSORS SHARE” means that portion of the following payments which are agreed by LTC and the PARENT LICENSORS under the PARENT LICENSE.

1.30                                    “PIVOTAL TRIAL” means any pivotal or registration study or equivalent thereof for the purpose of obtaining regulatory approval or clearance in any jurisdiction as determined or confirmed by the applicable regulatory authority to market, sell and use a LICENSED T CELL PRODUCT within the FIELD.

1.31                                    “RECIPIENT” has the meaning set forth in Section 1.17.

1.32                                    “TERM” means the period commencing on the EFFECTIVE DATE and ending on the expiration of the last to expire patent in the LICENSED PATENTS.

1.33                                   “THIRD PARTY” means any person or entity that is not (i) a PARTY to this SUB-LICENSE, or (ii) an AFFILIATE of a PARTY to this SUB-LICENSE.

1.34                                    “TREATMENT”  means a pharmacological method of ameliorating or curing CANCER, AUTOIMMUNE DISEASE and/or INFECTIOUS DISEASE.

1.35                                   “UM LICENSED PATENTS” means UM’s rights in the patents and patent applications listed on Exhibit C.

1.36                                   “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

1.37                                   Interpretation. In this SUB-LICENSE, unless the context indicates a contrary intention:

(a)                                           “person” includes an individual, the estate of an individual, a corporation, an authority, an association or a joint venture (whether incorporated or unincorporated), a partnership, a trust and any other entity;

(b)                                           a reference to a PARTY includes that PARTY’s executors, administrators, successors and permitted assigns, including persons taking by way of novation and, in the case of a trustee, includes a substituted or an additional trustee;

(c)                                            a reference to a document (including this SUB-LICENSE) is to that document as varied, novated, ratified or replaced from time to time;

(d)                                           a reference to a statute or statutory provision includes a statutory modification or re-enactment of it or a statutory provision substituted for it, and each ordinance, by-law, regulation, rule and statutory instrument (however described) issued under it;

(e)                                            a reference to a PARTY, clause, schedule, exhibit, attachment or annexure is a

7

reference to a PARTY, clause, schedule, exhibit, attachment or annexure to or of this SUB-LICENSE, and a reference to this SUB-LICENSE includes all schedules, exhibits, attachments and annexures to it;

(f)                                             if a word or phrase is given a defined meaning, any other part of speech or grammatical form of that word or phrase has a corresponding meaning;

(g)                                            whenever this SUB-LICENSE refers to a number of days, such number shall refer to calendar days unless business days are specified; and business days means any day except Saturday and Sunday on which commercial banking institutions in New York, New York are open for business;

(h)                                           “includes” in any form is not a word of limitation but shall be deemed to be followed by the phrase “but not limited to”, “without limitation” or words of similar import;

(i)                                               “or” is disjunctive but not necessarily exclusive; and

(j)                                              a reference to “$” or “dollar” is to United States of America currency.

Article 2.                        GRANT

2.1                                           As of the EFFECTIVE DATE, and subject to the terms and conditions of this SUB-LICENSE, LTC hereby grants to ADAPTIMMUNE and, subject to Section 2.2, its AFFILIATE specified Section 1.1 herein, and ADAPTIMMUNE hereby accepts:

(a)                                             an exclusive (subject to Sections 2.6 and 6.5), non-sublicensable (except as set forth in Sections 2.2, 2.6 and 3.2), non-transferable (except as set forth in Section 2.5) sublicense under the LICENSED PATENTS to: (i) practice and have practiced LICENSED T CELL METHODS solely to make and have made LICENSED T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY, in each case by/solely for ADAPTIMMUNE and/or by a CMO subject to the CMO RESTRICTIONS, and (ii) use and have used, offer for sale and have offered for sale, sell and have sold, import and have imported LICENSED T CELL PRODUCTS solely in the FIELD in the LICENSED TERRITORY.

(b)                                            For clarification purposes, the license grants set forth in this Section 2.1 specifically exclude any rights for ADAPTIMMUNE or any of its AFFILIATES or CMOs to make, have made, offer for sale, have offer for sale, sell or have sold any LIFE BEAD PRODUCT or any other LTC product(s).

2.2                                          ADAPTIMMUNE shall have the right to extend the grant in Section 2.1 to ADAPTIMMUNE’S AFFILIATE listed in Section 1.1, subject to the following: (a) no such AFFILIATE may be directly or indirectly controlled by a foreign (to the United States) government; (b) each such AFFILIATE has agreed in writing to comply with the terms and conditions of this SUB-LICENSE and ADAPTIMMUNE provides notice and a copy of the foregoing to LTC, and (c) any breach of this SUB-LICENSE by any AFFILIATE of ADAPTIMMUNE shall be deemed a breach of this SUB-LICENSE by ADAPTIMMUNE (and such AFFILIATE).

2.3                                          ADAPTIMMUNE will notify its purchasers, and require its AFFILIATES to do likewise, via a label license and product literature accompanying the LICENSED T CELL

8

PRODUCT that use of LICENSED T CELL PRODUCT is prohibited for (i) the activation or expansion of T-cells modified through gene transfer to specifically modify the T-cells to produce secreted or cell-surface membrane-bound proteins not normally expressed in significant levels by such T-cells, unless the proteins enable the selection, or modify or preserve the function of the T-cells, or (ii) the developing, making, using, selling or offering for sale of pharmaceutical products containing CTLA4-Ig or any mutant thereof.  For the avoidance of doubt, the label license to purchasers may state that activation or expansion of T-cells modified through gene transfer by purchasers using ADAPTIMMUNE ENGINEERED T CELL RECEPTORS is authorized in LICENSED T CELL PRODUCTS in the FIELD, and this Section 2.3 is not to limit the definition of LICENSED T CELL PRODUCTS.

2.4                                          ADAPTIMMUNE understands, acknowledges and agrees that no license under any patent or patent application other than LICENSED PATENTS, including with respect to any other patents or intellectual property which any of LTC or the PARENT LICENSORS may own or control, or under any know-how, is or shall be deemed to have been granted under this SUB-LICENSE, either expressly or by implication.

2.5                               (a)                                 This SUB-LICENSE is non-assignable by ADAPTIMMUNE without prior written approval of LTC except in connection with assignment of this SUB-LICENSE and the OTHER AGREEMENTS to a THIRD PARTY acquirer pursuant to a CHANGE IN CONTROL; provided that such assignment shall obligate ADAPTIMMUNE to pay a non-refundable, non-creditable assignment fee to LTC of $***, which such assignment fee shall be due and payable within thirty (30) days of such assignment; ADAPTIMMUNE shall provide LTC with written notice of any such permitted assignment at the time of such assignment.  All other assignments of this SUB-LICENSE by ADAPTIMMUNE shall be contingent on the prior written approval of LTC, which such approval shall not be unreasonably withheld.  Notwithstanding the foregoing, LTC shall provide a response to ADAPTIMMUNE’s request for such written approval within thirty (30) days of LTC’s receipt of the request.  In the event of any assignment of this SUB-LICENSE, the party to which ADAPTIMMUNE assigns this SUB-LICENSE and the OTHER AGREEMENTS shall agree in writing to assume all responsibilities and obligations of ADAPTIMMUNE under this SUB-LICENSE and the OTHER AGREEMENTS, and no further assignment or transfer of this SUB-LICENSE or the OTHER AGREEMENTS is permitted without the prior written permission of LTC, which such approval shall not be unreasonably withheld.

2.6                                          ADAPTIMMUNE shall have the right to designate, by written notice to LTC which includes applicable contact information, any THIRD PARTY(IES) to whom it has granted a license or similar rights under its intellectual property in the FIELD for a specific LICENSED T CELL PRODUCT.   Upon such a designation, LTC shall make available to such designee, without being considered to be in breach of this SUB-LICENSE, license rights to the LICENSED PATENTS in the FIELD on the same terms and conditions (including without limitation MINIMUM ANNUAL ROYALTIES, MILESTONE PAYMENTS, royalties and other financial consideration) described in this SUB-LICENSE in agreement(s) to be entered into between LTC and each such designee.  For clarity, in the event ADAPTIMMUNE’s designee enters into a license with LTC pursuant to this Section 2.6, (i) MILESTONE PAYMENTS will be due from the party(ies) (ADAPTIMMUNE and/or its designee, as applicable) that achieve(s)

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9

each such MILESTONE EVENT and there shall be one royalty owed on the NET SELLING PRICE of LICENSED T CELL PRODUCTS by such party(ies) (ADAPTIMMUNE and/or its designee) who sold the LICENSED T CELL PRODUCTS as specified in Section 4.3(g), and (ii) if so requested by ADAPTIMMUNE, LTC shall provide a license to its designee(s) that includes rights beyond the specific LICENSED T CELL PRODUCT(S), to the extent that ADAPTIMMUNE holds such rights under this SUB-LICENSE.  The terms offered to any designee licensee shall be no less favorable to such designee(s) than those provided to ADAPTIMMUNE herein.  Unless the THIRD PARTY designated by ADAPTIMMUNE pursuant to this Section 2.6 is in breach of an agreement with LTC or in a dispute resolution, arbitration, mediation or litigation with LTC at the time such THIRD PARTY is so designated, and subject to approval by the PARENT LICENSORS, LTC may not refuse to offer or grant license rights to the LICENSED PATENTS in the FIELD to any THIRD PARTY that is designated or a designee pursuant to this Section 2.6 by ADAPTIMMUNE on exactly the same terms and conditions as set forth in this SUB-LICENSE.

Article 3.                                                ADAPTIMMUNE’S PERFORMANCE

3.1                                          ADAPTIMMUNE agrees that during the TERM of this SUB-LICENSE, any LICENSED T CELL PRODUCTS for use or sale by ADAPTIMMUNE or its AFFILIATES in the UNITED STATES will be manufactured substantially in the UNITED STATES.  Upon request of ADAPTIMMUNE, LTC agrees to use commercially reasonable efforts to obtain the reasonable cooperation of the PARENT LICENSORS under the PARENT LICENSE to obtain a waiver of this requirement from the UNITED STATES government, and, in the event such waiver is obtained, LTC will be deemed to have waived the obligations of this Section 3.1.

3.2                                           ADAPTIMMUNE will require, and will require each ADAPTIMMUNE AFFILIATE with whom it extends rights under this SUB-LICENSE pursuant to Section 2.2 to require, each CMO who it or such ADAPTIMMUNE AFFILIATE wishes to engage to practice LICENSED T CELL METHODS and/or use LIFE BEAD PRODUCTS to make LICENSED T CELL PRODUCTS solely for the FIELD on behalf of ADAPTIMMUNE to have entered into a written and executed agreement with ADAPTIMMUNE or such ADAPTIMMUNE AFFILIATE that (i) allows such CMO to use LICENSED T CELL METHODS and LIFE BEAD PRODUCTS to make LICENSED T CELL PRODUCTS solely for the FIELD for ADAPTIMMUNE and/or its AFFILIATES (if authorized pursuant to Section 2.2) for ADAPTIMMUNE- and/or such ADAPTIMMUNE AFFILIATE-sponsored clinical trials supporting regulatory approval of such LICENSED T CELL PRODUCTS and/or thereafter for commercial sale by or for ADAPTIMMUNE or any authorized ADAPTIMMUNE AFFILIATE (collectively, the “PURPOSE”), (ii) allows such CMO to make LICENSED T CELL PRODUCTS solely for the PURPOSE, (iii) prohibits such CMO from transferring LIFE BEAD PRODUCTS and/or LICENSED T CELL PRODUCTS to, or using LIFE BEAD PRODUCTS and/or LICENSED T CELL PRODUCTS on behalf of, any THIRD PARTY, (iv) prohibits such CMO from using LIFE BEAD PRODUCTS, LICENSED T CELL PRODUCTS, LICENSED T CELL METHODS, and/or LICENSED PATENTS for the benefit of such CMO other than such use on behalf of ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE for the PURPOSE, and (v) requires such CMO to return to ADAPTIMMUNE and certify such return in writing, or destroy and certify such destruction in writing, at ADAPTIMMUNE’s discretion, all LIFE

10

BEAD PRODUCTS and LICENSED T CELL PRODUCTS in its possession upon completion or termination of its activities on behalf of ADAPTIMMUNE or such authorized ADAPTIMMUNE AFFILIATE, with a copy of such certification provided to LTC (upon request) (collectively, “CMO RESTRICTIONS”).  LTC agrees that within the herein license grant of Sections 2.1 and 2.2, ADAPTIMMUNE and authorized ADAPTIMMUNE AFFILIATES are permitted to enter into CMO agreements as set forth in this Section 3.2.  Any CMO using, other than as permitted under this SUB-LICENSE, LIFE BEAD PRODUCTS, LICENSED T CELL PRODUCTS, LICENSED T CELL METHODS, and/or LICENSED PATENTS, which were provided to such CMO by or for ADAPTIMMUNE or an authorized ADAPTIMMUNE AFFILIATE pursuant to this SUB-LICENSE shall be a “CMO IN VIOLATION OF ITS AGREEMENT.”  ADAPTIMMUNE will immediately notify LTC in writing once it becomes aware (itself or through LTC or a THIRD PARTY) that any CMO is a CMO IN VIOLATION OF ITS AGREEMENT and will promptly notify such CMO in writing that such CMO is a CMO IN VIOLATION OF ITS AGREEMENT.  ADAPTIMMUNE agrees that its or any AFFILIATE’s continued employment of a CMO that is a CMO IN VIOLATION OF ITS AGREEMENT is conditioned on the CMO curing its status of being a CMO IN VIOLATION OF ITS AGREEMENT within thirty (30) days of transmission of written notice of that status by ADAPTIMMUNE, and that if ADAPTIMMUNE or an ADAPTIMMUNE AFFILIATE continues employment of that CMO if the status is not cured within this specified timeframe, that shall constitute a material breach by ADAPTIMMUNE of this SUB-LICENSE, for which LTC may terminate this SUB-LICENSE pursuant to Section 8.3(e) immediately. If ADAPTIMMUNE terminates a CMO agreement because the CMO is a CMO IN VIOLATION OF ITS AGREEMENT, such CMO shall immediately cease all activity under the CMO agreement and such CMO be prohibitted from continuing and completing any activity which has been actually initiated or planned under the CMO agreement at the time of termination; but, if ADAPTIMMUNE has a need for the CMO to continue and complete that which as been actually initiated under the CMO agreement at the time of termination and deliver the same following said termination, ADAPTIMMUNE shall make such a request in writing to LTC, and LTC shall consider consenting to such a request in its sole reasonable discretion.  Notwithstanding the foregoing, ADAPTIMMUNE is responsible for its own performance, and the performance of each of its its AFFILIATES and its and/or their CMOs under or pursuant to this SUB-LICENSE. For the sake of clarity, Adaptimmune LLC is the sole ADAPTIMMUNE AFFILIATE for the purposes of this paragraph 3.2.

3.3                                          ADAPTIMMUNE will use reasonable commercial efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and, in its scientific and business judgment, to develop and commercialize LICENSED T CELL PRODUCTS.  ADAPTIMMUNE shall report such efforts to LTC in accordance with Section 7.1.

3.4                                          ADAPTIMMUNE agrees to report to LTC within twenty (20) days of ADAPTIMMUNE’s discontinuance of making the benefits of the LICENSED PATENTS and/or LICENSED T CELL METHODS reasonably accessible to the UNITED STATES public.

3.5                                          During the TERM of this SUB-LICENSE, in each calendar year prior to the first commercial sale of a LICENSED T CELL PRODUCT by ADAPTIMMUNE or any of its AFFILIATES, ADAPTIMMUNE agrees to expend no less that ***           ($***) on research

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11

and development directly relating to the commercialization of LICENSED T CELL PRODUCTS during the TERM.

3.6                                           If ADAPTIMMUNE fails to demonstrate reasonable commercial efforts as required by Sections 3.3 and 3.5 above, LTC or PARENT LICENSORS may provide a written notice to ADAPTIMMUNE specifying the basis for such notice.  Upon receipt of such notice, ADAPTIMMUNE shall develop and provide to LTC (and PARENT LICENSORS, if requested) a written plan to cure such failure within ninety (90) days of receipt of such notice.  LTC, PARENT LICENSORS (if requested) and ADAPTIMMUNE will mutually agree upon a timetable for performance of such cure plan.  If ADAPTIMMUNE fails to diligently implement such written cure plan, LTC and/or PARENT LICENSORS shall be entitled to provide written notice to terminate this SUB-LICENSE if such failure is not cured within a ninety (90) day period following receipt of such notice.  Notwithstanding the foregoing, LTC and/or PARENT LICENSORS, as applicable, shall not unreasonably withhold their consent to any revision in the time periods under the COMMERCIAL DEVELOPMENT PLAN whenever requested in writing by ADAPTIMMUNE and supported by evidence of technical difficulties or delays in regulatory processes that are outside of ADAPTIMMUNE’s reasonable control.

3.7                                           Upon the first commercial sale of a LICENSED T CELL PRODUCT, ADAPTIMMUNE will be deemed to have satisfied all diligence obligations under Sections 3.3 and 3.5.  ADAPTIMMUNE will, thereafter, continue to make the benefits of the LICENSED T CELL PRODUCTS reasonably accessible to the public for the remainder of the TERM of this SUB-LICENSE.

3.8                                           In the event ADAPTIMMUNE purchases LIFE BEAD PRODUCTS, ADAPTIMMUNE will purchase all such LIFE BEAD PRODUCTS, including conjugates of antibodies directed against CD3 and CD28, only from LTC or a designated LTC AFFILIATE.  Pricing and specifications for the LIFE BEAD PRODUCTS will be commercially reasonable, and mutually agreed upon by the PARTIES; and the PARTIES agree to negotiate such pricing and specifications in good faith.

3.9                                           LIFE BEAD PRODUCTS.  To the extent that ADAPTIMMUNE or its AFFILIATES purchase LIFE BEAD PRODUCTS under a research use only label, (i) ADAPTIMMUNE shall, and shall cause its AFFILIATES to, comply with the use and transfer restrictions under such applicable label license; and (ii) such LIFE BEAD PRODUCTS shall not be used to make or have made LICENSED T CELL PRODUCTS under this SUB-LICENSE.

To the extent that ADAPTIMMUNE or its AFFILIATES wish to purchase LIFE BEAD PRODUCTS for use in connection with clinical trials or for commercialization of LICENSED T CELL PRODUCTS, each of LTC and ADAPTIMMUNE hereby agree to negotiate in good faith to enter into a commercially reasonable supply agreement for the supply of the LIFE BEAD PRODUCTS.  Such supply agreement will include commercially reasonable pricing, forecasting, warranties and other commercially reasonable customary terms.

3.10                In accordance with the exclusive nature of this SUB-LICENSE under Section 2.1, from the EFFECTIVE DATE and during the TERM of this SUB-LICENSE.

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(a) LTC shall modify the limited use label license associated with LIFE BEAD PRODUCTS to clearly state that there is no explicit or implied license to the purchaser under the LICENSED PATENTS with respect to any commercial, sponsored or for-profit THIRD PARTY activities involving ENGINEERED T CELL RECEPTOR products in the FIELD, and that only strictly academic, not-for-profit, non-commercially-sponsored THIRD PARTY research involving ENGINEERED T CELL RECEPTOR products in the FIELD is permitted.

(b) Any THIRD PARTY engaging in commercial, or for-profit or commercially-sponsored activities involving ENGINEERED T CELL RECEPTOR products in the FIELD is a “COMMERCIAL TCR DEVELOPER”.   LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER LIFE BEAD PRODUCTS for activities involving ENGINEERED T CELL RECEPTOR PRODUCTS in the FIELD within the LICENSED PATENTS, and LTC shall not knowingly provide to any COMMERCIAL TCR DEVELOPER any drug master file cross-reference authorization letter concerning the use of LIFE BEAD PRODUCTS involving ENGINEERED T CELL RECEPTOR products in the FIELD, within the LICENSED PATENTS, in either case without ADAPTIMMUNE’S prior written permission.

3.11                                   Restrictions

(a)                                            From the EFFECTIVE DATE and during the TERM of this SUB-LICENSE, LTC agrees that LTC shall not knowingly and directly or explicitly or impliedly license or offer to license the LICENSED T CELL METHOD or the LICENSED PATENTS to any COMMERCIAL TCR DEVELOPER for any making, having made, using, having used, selling, having sold, offering to sell, having offered to sell, imported, having imported, exported or having exported any LICENSED T CELL PRODUCTS in the FIELD.

(b)                                            Without the express written permission of ADAPTIMMUNE, LTC shall not knowingly and directly assist any COMMERCIAL TCR DEVELOPER with its interactions with any regulatory agency whose approval is required for the marketing of a LICENSED T CELL PRODUCT in the FIELD, including without limitation, the United States Food & Drug Administration (FDA), the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, with respect to any such COMMERCIAL TCR DEVELOPER’s activities before such regulatory agency to obtain approval to market a LICENSED T CELL PRODUCT in the FIELD, with it understood that such activities can include without limitation application or pre-application or clinical trial activities, such as, without limitation, Investigational New Drug (IND) applications, New Drug Applications (NDA) Abbreviated New Drug Applications (ANDA), Biologic License Applications (BLA), Pre-IND programs, applications or requests to conduct clinical trials, and the like.

(c)                                             Any breach of any provision of any of Sections 3.10(a), 3.10(b), 3.11(a) or 3.11(b) by LTC shall be considered a material breach by LTC of this SUB-LICENSE, for which ADAPTIMMUNE shall provide LTC written notice which specifies such breach in detail, and provide LTC thirty (30) days to cure such breach.  In the event LTC so fails to cure such breach, then, ***

.

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Article 4.                                                ROYALTIES AND OTHER CONSIDERATION; REPORTS

4.1                                          License Issue Fee

In partial consideration for the rights granted to ADAPTIMMUNE hereunder, ADAPTIMMUNE shall pay to LTC a non-refundable, non-creditable license issue fee in the amount of six hundred sixty five thousand dollars ($665,000.00) (“LICENSE ISSUE FEE”).   Such LICENSE ISSUE FEE is due and payable by ADAPTIMMUNE to LTC within fifteen (15) days of the EFFECTIVE DATE of this SUB-LICENSE.

4.2.                                       Minimum Annual Royalty

During the TERM of this SUB-LICENSE, ADAPTIMMUNE shall pay to LTC a non-refundable minimum annual royalty (“MINIMUM ANNUAL ROYALTY”) of: (a) *** dollars ($***) for each full or partial calendar year during which there is no APPROVAL OBTAINED for any LICENSED T CELL PRODUCT, and (b) for the first full calendar year following the date that there is APPROVAL OBTAINED and thereafter, a non-refundable MINIMUM ANNUAL ROYALTY that is equal to fifty percent (50%) of ADAPTIMMUNE’s earned running royalties for the sale by ADAPTIMMUNE and its AFFILIATES of such LICENSED T CELL PRODUCTS in the previous calendar year.    The MINIMUM ANNUAL ROYALTY will be fully-creditable against running royalties due and payable by ADAPTIMMUNE and its AFFILIATES on account of running royalties under Section 4.3 for the applicable calendar year for which such MINIMUM ANNUAL ROYALTY relates, but shall not be creditable against any MILESTONE PAYMENTS (defined at Section 4.4) made at any time.  Any difference between the MINIMUM ANNUAL ROYALTY due for a particular calendar year, and the running royalties due and payable for such calendar year, will be paid along with the royalty payment and royalty report due for the fourth (4th) quarter of each calendar year (e.g. within forty-five (45) days of each December 31) in accordance with Section 4.6.    For clarification purposes, MINIMUM ANNUAL ROYALTIES are not refundable in whole or in part.

4.3                                          Running Royalties

(a) ADAPTIMMUNE shall pay royalties to LTC of *** percent ***% of the NET SELLING PRICE for each LICENSED T CELL PRODUCT sold by ADAPTIMMUNE and its AFFILIATES in the LICENSED TERRITORY during the TERM in accordance with Section 4.6.

(b) If ADAPTIMMUNE is a party to a patent or other technology license agreement with any THIRD PARTY, which license is employed in the manufacture, use and/or sale of a LICENSED T CELL PRODUCT, ADAPTIMMUNE may reduce the royalty rate applicable hereunder by ***  for each ***

.

(c) In the event that ADAPTIMMUNE sells a product that would be considered a

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14

LICENSED T CELL PRODUCT under this SUB-LICENSE and also a LICENSED LTC T CELL PRODUCT under the LTC LICENSE, ADAPTIMMUNE shall pay running royalties on the NET SELLING PRICE of such product as required under each of this SUB-LICENSE and the LTC LICENSE, as applicable, and, for clarification, Section 4.3(b) shall not apply to such situation except to the extent that a THIRD PARTY license license is employed in the manufacture, use and/or sale of such product.  For example, if ADAPTIMMUNE sells a product that is a LICENSED T CELL PRODUCT under this SUB-LICENSE and a LICENSED LTC T CELL PRODUCT under the LTC LICENSE, then ADAPTIMMUNE shall pay to LTC running royalties of *** (*** under this SUB-LICENSE + *** under the LTC LICENSE) on the NET SELLING PRICE of such product.

(d) ADAPTIMMUNE’s obligation to pay royalties on sales of LICENSED T CELL PRODUCTS shall terminate on a country-by-country basis upon the expiration of the last to expire of any LICENSED PATENT in each country.  In the event that in any country all the claims within the LICENSED PATENT that cover a particular LICENSED T CELL PRODUCT are held invalid or unenforceable in an unappealed or unappealable order, then ADAPTIMMUNE’s obligation to pay royalties with respect to such LICENSED T CELL PRODUCT shall terminate in such country.

(e) Royalties will not be paid to LTC, nor shall they be charged or collected, on LICENSED T CELL PRODUCTS sold directly to instrumentalities of the UNITED STATES Government.  Such sales of LICENSED T CELL PRODUCTS with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty that would otherwise be due hereunder.

(f)                                              For the avoidance of doubt, irrespective of the number of LICENSED PATENTS or LICENSED T CELL METHODS employed by any LICENSED T CELL PRODUCT, only one royalty shall be due and payable under this Section 4.3.

4.4                                          Milestone Payments

(a) For each LICENSED T CELL PRODUCT, ADAPTIMMUNE will make payments (“MILESTONE PAYMENTS”) to LTC in the manner prescribed in this Section and Section 4.6 and in accordance with the following schedule with respect to the following events (each a “MILESTONE EVENT”) sponsored by any of ADAPTIMMUNE and its AFFILIATES:

	Event	Amount Payable
***	***	$	***
***	***	$	***
***	***	$	***

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15

***	***	$	***
***	***	$	***
***	***	$	***

(b)                     With respect to any LICENSED T CELL PRODUCT for which any MILESTONE PAYMENT has been made, ADAPTIMMUNE shall have no obligation to make the same MILESTONE PAYMENT when and if it makes any filing (including amendments to the applicable Biological License Application) or obtains any approvals related to the use of the same LICENSED T CELL PRODUCT (or one having the same active ingredient) for indications additional to the indication for which the first MILESTONE PAYMENT(S) for such LICENSED T CELL PRODUCT was (were) made.

4.5                                          Payments

LTC agrees to pay to the PARENT LICENSORS the PARENT LICENSOR SHARE received from ADAPTIMMUNE hereunder in accordance with the PARENT LICENSE; provided, however, that it shall not be a breach of this SUB-LICENSE if LTC’s failure to pay is caused by a failure of ADAPTIMMUNE to pay LTC or to provide appropriate reports (in an agreed upon format) to LTC sufficient to identify the payments as being under this SUB-LICENSE.

4.6                                          Method of Payment; Reports and Documentation

(a) ADAPTIMMUNE shall send to LTC running royalties due hereunder within thirty (30) days following the end of the applicable calendar quarter.  Subject to Section 8.8, the final running royalty payments due hereunder shall be due thirty (30) days after expiration or termination of this SUB-LICENSE.  All royalty payments shall be accompanied by a sales report in accordance with Section 7.2, and sent to LTC in accordance with Section 7.3 and other payments (including MILESTONE PAYMENTS) shall be accompanied by appropriate documentation to explain the basis of the payment and how it was calculated, and sent to LTC in accordance with Section 7.3.  ADAPTIMMUNE shall pay LTC any MILESTONE PAYMENTS within thirty (30) days of the MILESTONE EVENT, or within thirty (30) days of the EFFECTIVE DATE of this SUB-LICENSE if such MILESTONE EVENT has been completed

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16

by ADAPTIMMUNE prior to the EFFECTIVE DATE of this SUB-LICENSE.  If any payment is sent by wire, the term “accompanied” in the preceding sentence shall be satisfied by a contemporaneous delivery of such documentation in accordance with Section 7.3.

(b)                         All amounts payable hereunder by ADAPTIMMUNE shall be payable in UNITED STATES dollars, and may be paid by wire transfer, check, bank draft or other mutually acceptable manner by the due date.  If payment is made by wire, ADAPTIMMUNE shall be responsible for all bank transfer charges and the transfer will include a specific reference to this SUB-LICENSE and the applicable provision in the “comments” field.

Wire Instructions:
Bank Name: ***
Bank Address: ***
***
***
S.W.I.F.T. ***
Telex: ***
For Credit: ***
Account Number: ***

Payment by check or bank draft shall be made to:
***
***
***

(c)                                             Conversion of foreign currency shall be in accordance with United States generally accepted accounting principles and the standard practice of ADAPTIMMUNE using exchange rates from a source that is generally accepted in industry, such as the Wall Street Journal, or a major United States bank.  Such payments shall be without deduction of exchange, collection, or other charges, and specifically, without deduction of government-imposed fees or taxes, except as permitted in the definition of NET SELLING PRICE and except for withholding taxes, to the extent applicable (d)   For clarity, ADAPTIMMUNE shall not be required to make any direct payments under this SUB-LICENSE to any PARENT LICENSOR.

4.7                                          Late Payments

Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%)***.  Further, if the MINIMUM ANNUAL ROYALTY is not timely paid, this SUB-LICENSE may terminate, in accordance with Article 8, if the payment together with the accrued interest and a surcharge of ***percent (***%) of the MINIMUM ANNUAL ROYALTY are not paid before the expiration of the cure period set forth in Article 8.

The payment of such interest shall not foreclose LTC from exercising any other rights it may have as a consequence of the lateness of any payment.

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4.8                                          Retention of Records

ADAPTIMMUNE agrees to make and keep, and shall require its AFFILIATES to make and keep, commercially reasonable full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with this Article 4 and to identify licensed AFFILIATES referred to in Section 2.2.  Such records shall be retained for at least *** (***) years following the end of the calendar year to which they relate.

4.9                                          Audits

ADAPTIMMUNE agrees that upon commercially reasonable notice and during ADAPTIMMUNE’s normal business hours, LTC may, if LTC so desires at a future time or times, but not more often than once every twelve (12) months, have a duly authorized agent or representative on LTC’s behalf examine all books and records and supporting documentation described in the preceding section, either at ADAPTIMMUNE’s business premises or at a place mutually agreed upon by ADAPTIMMUNE and LTC for the sole purpose of verifying reports and payments hereunder.  In conducting examinations pursuant to this paragraph, LTC’s representative shall have access to all records that LTC reasonably believes to be relevant to the calculation of royalties or other payments due under Article 4.  If a payment deficiency is determined, ADAPTIMMUNE shall pay the deficiency outstanding within thirty (30) days of receiving written notice thereof.  Payments made by ADAPTIMMUNE after the due date shall include interest at the rate of *** percent (***%)*** plus a processing fee of *** percent (***%) of any underpayment.  Such examination by LTC ‘s representative shall be at LTC’s expense, except that, if such examination shows an underreporting or underpayment in excess of ***percent (***%) for any twelve (12) month period, then ADAPTIMMUNE shall pay the cost of such examination.  Any overpayment shall be credited against future royalty payments.  LTC and its representative shall be required to treat all information received during any such inspection as INFORMATION in accordance with Article 13.

Article 5.                                                PATENT MARKING AND NONENDORSEMENT

5.1                                          ADAPTIMMUNE hereby agrees to mark each LICENSED T CELL PRODUCT under this SUB-LICENSE (or when the character of the product precludes marking, the package containing any such LICENSED T CELL PRODUCT) in accordance with applicable law so as to preserve all available patent rights.  ADAPTIMMUNE agrees not to create the appearance that any of LTC or its AFFILIATES or any of the PARENT LICENSORS endorse ADAPTIMMUNE’s business or products.  LTC agrees not to create the appearance that ADAPTIMMUNE or any of its AFFILIATES endorse LTC’s business or products unless otherwise agreed to in writing by the PARTIES.

Article 6.                                                DISCLAIMERS, REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

6.1                                          Neither the grant of this SUB-LICENSE nor anything contained in or related to the grant of this SUB-LICENSE is intended nor shall be construed to confer upon either PARTY or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse,

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or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

6.2                                          Neither this SUB-LICENSE nor anything contained herein is intended nor shall be construed to grant to ADAPTIMMUNE any kind or nature of rights in any inventions or patents other than the LICENSED PATENTS and LICENSED T CELL METHODS.

6.3                                          ADAPTIMMUNE acknowledges that only with respect to this SUB-LICENSE or any of its activities undertaken pursuant to rights granted hereunder (including without limitation, to sell, have sold, or offer sale of LICENSED T CELL PRODUCTS), it is subject to and shall comply with all applicable UNITED STATES laws, regulations, and Executive orders, pertaining to exporting from the UNITED STATES.  Subject to ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this SUB-LICENSE, ADAPTIMMUNE shall not export, or assist others in the export, of any LICENSED T CELL PRODUCT or information related to the practice of the LICENSED PATENTS and LICENSED T CELL METHODS without first (i) having, solely at its own expense, identified and obtained all required export licenses and authorizations, and (ii) having provided copies of all such export licenses and authorizations to LTC for onward transmission to the PARENT LICENSORS, and (iii) in addition to compliance with Section 13, having obtained LTC’s prior written consent if such information is LTC INFORMATION.   To any extent that, in view of ADAPTIMMUNE’s status as being incorporated in the United Kingdom as identified at the outset of this SUB-LICENSE, entering into or performing under this SUB-LICENSE is an export under the applicable UNITED STATES laws or regulations, of any product or information, ADAPTIMMUNE shall cause its AFFILIATE, at such AFFILIATE’s expense, to identify and obtain all required export license and authorizations.

6.4                                          Each PARTY represents and warrants to the other PARTY that (i) such PARTY is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such PARTY has the legal power and authority to execute, deliver and perform this SUB-LICENSE; (iii) the execution, delivery and performance by such PARTY of this SUB-LICENSE has been duly authorized by all necessary action; (iv) this SUB-LICENSE constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; (v) the execution, delivery and performance of this SUB-LICENSE does not contravene any material provision of, or constitute a material default under, any agreement binding on such PARTY; and (vi) the execution, delivery and performance of this SUB-LICENSE does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which such PARTY is subject.

6.5                       (a)                       LTC represents and warrants to ADAPTIMMUNE that as of the EFFECTIVE DATE, the PARENT LICENSE is in full force and effect.

(b)                                            Pursuant to Sections 3.10 and 3.11, LTC represents and warrants that, beginning on the EFFECTIVE DATE and during the TERM of this SUB-LICENSE, it shall not knowingly and directly or explicitly or impliedly enter into any agreement with any THIRD PARTY that grants a license to such THIRD PARTY to use the LICENSED PATENTS to make, have made,

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use, have used, sell, have sold, offer for sale, have offered for sale, import, have imported, export or have exported any LICENSED T CELL PRODUCTS in the FIELD.  Notwithstanding the foregoing, ADAPTIMMUNE acknowledges that LTC has entered into agreements with THIRD PARTIES prior to the EFFECTIVE DATE of this SUB-LICENSE where rights were granted to THIRD PARTIES in connection with the sale of LIFE BEAD PRODUCTS for such THIRD PARTY(IES) to use the LICENSED PATENTS to make, have made, use, have used, sell, have sold, offer for sale, have offered for sale, import or have imported products (including without limitation, LICENSED T CELL PRODUCTS) in the FIELD.

6.6                                           EXCEPT AS EXPRESSLY SET FORTH HEREIN, INCLUDING IN THIS ARTICLE 6, NONE OF LTC , ITS AFFILIATES OR ANY OF THE PARENT LICENSORS MAKE ANY REPRESENTATIONS, EXTEND ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ASSUME ANY RESPONSIBILITIES WHATSOEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY ADAPTIMMUNE OR ITS AFFILIATES OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS.  ADAPTIMMUNE AND ITS AFFILIATES ASSUME THE ENTIRE RISK AS TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE, OR PERFORMANCE OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS.

6.7                                          NONE OF LTC OR ANY OF ITS AFFILIATES OR ANY OF THE PARENT LICENSORS MAKES ANY REPRESENTATIONS, EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED THAT THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OR OTHER DISTRIBUTION (AS AUTHORIZED) OF LICENSED T CELL PRODUCTS OR LICENSED T CELL METHODS SHALL NOT INFRINGE ANY PATENT OR OTHER RIGHTS OF A THIRD PARTY.  NOTHING IN THIS SUB-LICENSE IS OR SHALL BE CONSTRUED AS A WARRANTY OR REPRESENTATION BY EITHER PARTY OR THEIR RESPECTIVE AFFILIATES OR THE PARENT LICENSORS AS TO THE VALIDITY, ENFORCEABILITY, PATENTABILITY OR SCOPE OF ANY CLAIM OR PATENT OR PATENT APPLICATION WITHIN THE LICENSED PATENTS, A GRANT BY EITHER PARTY OR ITS RESPECTIVE AFFILIATES, WHETHER BY IMPLICATION, ESTOPPEL, OR OTHERWISE, OF ANY LICENSES OR RIGHTS OTHER THAN THAT EXPRESSLY GRANTED UNDER SECTION 2.1, OR, SUBJECT TO ARTICLE 11, AN OBLIGATION TO BRING OR PROSECUTE ACTIONS OR SUITS AGAINST ANY THIRD PARTY FOR INFRINGEMENT OF ANY OF THE LICENSED PATENTS.

6.8                                          IN NO EVENT SHALL EITHER PARTY, ITS AFFILIATES OR THE PARENT LICENSORS BE LIABLE HEREUNDER TO THE OTHER PARTY, ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES (INCLUDING LOSS OF PROFITS OR LOSS OF USE DAMAGES) ARISING OUT OF THIS SUB-LICENSE OR FROM THE MANUFACTURE, USE, IMPORT, OFFER FOR SALE OR SALE OF LICENSED T CELL PRODUCTS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

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6.9                                          IN NO EVENT SHALL LTC OR ANY OF ITS AFFILIATES BE LIABLE HEREUNDER TO ADAPTIMMUNE OR ITS AFFILIATES OR ANY OTHER PERSON OR ENTITY IF THE PARENT LICENSE IS TERMINATED PURSUANT TO THE TERMS OF SUCH PARENT LICENSE UNLESS SUCH TERMINATION IS FOR CAUSE BY THE APPLICABLE PARENT LICENSOR DUE TO THE BREACH OR DEFAULT OF THE PARENT LICENSE BY LTC OR ANY OF ITS AFFILIATES.

Article 7.                        REPORTS

7.1                               Progress Reports

ADAPTIMMUNE shall submit to LTC semi-annual progress reports, which may be provided by LTC to the PARENT LICENSORS, on ADAPTIMMUNE’s efforts to carry out the COMMERCIAL DEVELOPMENT PLAN and develop and commercialize LICENSED T CELL PRODUCTS.  The first report is duesix months from the EFFECTIVE DATE, and subsequent reports shall be made every six (6) months thereafter until such time as a LICENSED T CELL PRODUCT has been sold to a THIRD PARTY.  Progress reports shall describe in detail ADAPTIMMUNE’s efforts toward carrying out the COMMERCIAL DEVELOPMENT PLAN and commercializing the LICENSED T CELL PRODUCT(S), the progress made and expenditure incurred by ADAPTIMMUNE and its AFFILIATES on research and development directed to the commercialization of LICENSED T CELL PRODUCTS since the date of the preceding report, and any other information that LTC and ADAPTIMMUNE agree is pertinent to the commercialization effort.  Subject to proper marking, as required hereunder, such report will constitute INFORMATION of ADAPTIMMUNE.

7.2                                          Sales Reports

ADAPTIMMUNE shall submit four (4) copies of quarterly sales reports to LTC from the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS, including any MILESTONE EVENTS achieved during such time periods on such reports, of which three (3) are for onward transmission to each of the PARENT LICENSORS, detailing the sales activity by ADAPTIMMUNE and/or its AFFILIATES of LICENSED T CELL PRODUCTS during the preceding quarter to include: quantities sold; identity of the LICENSED PATENTS covering that LICENSED T CELL PRODUCT, NET SELLING PRICE, the exchange rates used to convert foreign currency to UNITED STATES dollars, and the total amount of running royalties or other amounts paid for the year.  The quarterly sales report shall be submitted, regardless of the volume of sales, on or before each May 15, August 14, November 14, and February 14 for the most-recent calendar quarter with any royalty payments due in accordance with Article 4.  A final sales report is due thirty (30) days after the expiration or termination of this SUB-LICENSE.

Prior to the date of APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS ADAPTIMMUNE shall submit four (4) copies of an annual MINIMUM ANNUAL ROYALTY report and MILESTONE EVENT report to LTC twelve (12) months from the EFFECTIVE DATE until the date of first APPROVAL OBTAINED of any LICENSED T CELL PRODUCTS. Thereafter, ADAPTIMMUNE shall submit quarterly sales reports according to this

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Section 7.2.

7.3                                          Method of Reporting

All reports under this Article 7 shall be submitted to:

***

***
***
***

***

Article 8                           TERM AND TERMINATION

8.1                  Term

Unless earlier terminated in accordance with the provisions of this Article 8, this SUB-LICENSE shall become effective on the EFFECTIVE DATE and shall thereafter continue until expiration of the TERM.

8.2                  Termination by Mutual Agreement

Any termination of this SUB-LICENSE by mutual agreement shall be evidenced in writing and signed by the PARTIES.

8.3                  Termination of this SUB-LICENSE by LTC (or PARENT LICENSORS)

Subject to the terms of this Article 8, this SUB-LICENSE may be terminated in its entirety by LTC, or with respect to certain LICENSED PATENTS as may be determined by PARENT LICENSORS, by provision of a termination notice indicating that:

(a)                                             Except in the case of a breach of Section 3.3 or 3.5 (which will be governed by Section 3.6), LTC or the PARENT LICENSORS have determined that ADAPTIMMUNE cannot demonstrate to the reasonable satisfaction of LTC or such PARENT LICENSORS, as applicable, that it is exercising commercially reasonable due diligence to reasonably commercialize the LICENSED T CELL PRODUCT in accordance with the terms of this SUB-LICENSE;

(b)                                             The PARENT LICENSORS have determined that such action is necessary to meet new or existing requirements for public use as specified in UNITED STATES Federal regulations and such requirements are not reasonably being satisfied by ADAPTIMMUNE within ***  notice of new or existing requirements for public use as specified in UNITED STATES Federal regulations provided by PARENT LICENSORS to ADAPTIMMUNE;

(c)                                              ADAPTIMMUNE willfully made a false statement of a material fact in any report required by this SUB-LICENSE;

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(d)                                             ADAPTIMMUNE has been found by a court of competent jurisdiction in final or unappealable decision to have violated Federal antitrust laws or any other provision of law in connection with its performance under this SUB-LICENSE;

(e)                                              LTC has determined that ADAPTIMMUNE has committed a material breach of a covenant contained in this SUB-LICENSE, including without limitation, Section 3.2;

(f)                                               ADAPTIMMUNE has defaulted in the payment of any amount due to LTC; or

(g)                                              To the extent allowable by governing law, ADAPTIMMUNE has asserted the invalidity or unenforceability of any claim included in the LICENSED PATENTS, including by way of litigation or administrative proceedings, either directly or through any AFFILIATE or THIRD PARTY;

in each case, which violation ADAPTIMMUNE fails to cure as set forth in Section 8.5.

8.4                 Other Grounds for Termination

To the extent allowable by governing law, either PARTY may terminate this SUB-LICENSE if the other PARTY is subject to an INSOLVENCY EVENT, where “INSOLVENCY EVENT” means the occurrence of any of the following:  (a) a PARTY makes an assignment for the benefit of creditors; (b) a petition under any foreign, state or United States bankruptcy act, receivership statute, or the like, as they now exist, or as they may be amended, is filed by a PARTY; (c) such a petition is filed with respect to a PARTY by any THIRD PARTY, or an application for a receiver is made by anyone with respect to a PARTY, and such petition or application is successfully litigated to an unappealable or not appealed decision by a court of final decisionor with respect to the PARTY whereby the petition or application is not resolved favorably to the PARTY within two (2) years from the date such petition is filed, or (d) a PARTY ceases doing business.

8.5                       Procedures for Termination by LTC

(a) Before LTC (or the PARENT LICENSORS, as applicable) may terminate this SUB-LICENSE for any reason other than by mutual agreement or pursuant to Section 3.2, LTC shall furnish ADAPTIMMUNE a written notice of intention to terminate stating the reason(s) therefor.  ADAPTIMMUNE shall be allowed sixty (60) calendar days, or thirty (30) calendar days with respect to any payment defaults, after the date of the notice to remedy any deficiency stated in the notice as the reason for termination or to show cause why this SUB-LICENSE should not be terminated.

(b)                         If ADAPTIMMUNE has not remedied all deficiencies stated in the notice within the applicable notice period, then this SUB-LICENSE shall terminate upon the expiration of the notice period stated in Section 8.5(a).

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures described in

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Section 14.1(b) any decision or determination by LTC or the PARENT LICENSORS, as applicable, concerning the interpretation, modification, and/or termination (in whole or in part) of this SUB-LICENSE.

8.6                       Termination by ADAPTIMMUNE

ADAPTIMMUNE may terminate this SUB-LICENSE by providing at least thirty (30) calendar days’ written notice of termination to LTC .  ADAPTIMMUNE’s written notice shall specify the effective date of termination.

8.7                       MINIMUM ANNUAL ROYALTY Termination

This SUB-LICENSE shall automatically terminate at midnight on the expiration of the thirty (30) day cure period commencing on the date of receipt of written notice if the MINIMUM ANNUAL ROYALTY for any calendar year, together with any interest and surcharge that may be due as prescribed in Article 4, has not been paid.

8.8                       Effect of Termination

In the event of any termination of this SUB-LICENSE, ADAPTIMMUNE and its AFFILIATES shall have the right for six (6) months following the date of termination to sell or otherwise dispose of the stock of any LICENSED T CELL PRODUCTS subject to this SUB-LICENSE then on hand, subject to the right of LTC to receive payment and reports thereon as provided herein.

All rights and obligations of the PARTIES set forth herein that expressly or by their nature survive the expiration or termination of this SUB-LICENSE, including at least the provisions of Sections 8.8 and 8.9 and Articles 12, 13 and 14 shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this SUB-LICENSE until they are satisfied or by their nature expire and shall bind the PARTIES and their legal representatives, successors, and permitted assigns.

8.9                               Termination of PARENT LICENSE

Subject to ADAPTIMMUNE being in material compliance with the terms of this SUB-LICENSE and applicable terms of the PARENT LICENSE, this SUB-LICENSE shall survive termination of the licenses granted to LTC by PARENT LICENSORS or termination of the PARENT LICENSE and shall be assigned to PARENT LICENSORS as of the date of such termination.

Article 9.                        NOTICES

9.1                  All notices required under this SUB-LICENSE shall be considered timely made, if properly addressed, (a) at the time personally delivered; or (b) on the day of transmission by facsimile or email, confirmed by notice by any of the other methods described herein; or (c) upon receipt if sent via commercial overnight delivery service.

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9.2                  (a) Except as otherwise provided in Sections 4.6 and 7.3, all communications and notices required to be made to LTC shall be addressed as follows:

***
Attn: ***
***
***
Attention: ***
Telephone: ***
Facsimile: ***

With a copy to:	***

***
***
Attention: ***
Telephone: ***
Facsimile: ***

(b) All communications and notices required to be made to ADAPTIMMUNE shall be addressed as follows:

***
***
***
***
***
Telephone: ***
Facsimile: ***
Email: ***

(c) EACH of ADAPTIMMUNE and LTC agrees to report promptly to the other any changes in mailing address or name during the TERM of this SUB-LICENSE.

Article 10.                 RESERVATION OF RIGHTS

10.1           Notwithstanding that the license granted to ADAPTIMMUNE is not sublicenseable by ADAPTIMMUNE pursuant to the terms of this SUB-LICENSE, PARENT LICENSORS reserve the right to require ADAPTIMMUNE to promptly grant sub-licenses to responsible applicants on reasonable terms when necessary to fulfill health and safety needs of the public to the extent such needs are not being reasonably satisfied by LTC and ADAPTIMMUNE.  If required by PARENT LICENSORS, LTC agrees to grant, and to cause ADAPTIMMUNE to grant, such sub-licenses and to defer to the reasonable determination of PARENT LICENSORS that the health and safety needs of the public are not being reasonably satisfied

10.2           To the extent provided by 35 U.S.C. § 200 et. seq., this SUB-LICENSE is subject to

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the irrevocable, royalty-free right of the Government of the United States to practice and have practiced the LICENSED PATENTS AND LICENSED T CELL METHODS throughout the world by or on behalf of the United States and by or on behalf of any foreign government or intergovernmental or international organization pursuant to any existing or future treaty or agreement with the Government of the UNITED STATES.

10.3                (a)                       Without limiting any other rights it may have, under the PARENT LICENSE, UM specifically reserves the right to practice the UM LICENSED PATENTS for research, and/or internal educational purposes, and the right to grant the same limited rights to other academic non-profit research institutions.

(b) Without limiting any other rights it may have, under the PARENT LICENSE, DFCI specifically reserves the right to practice the DFCI LICENSED PATENTS for research, and/or internal educational purposes.  ADAPTIMMUNE agrees not to assert the DFCI LICENSED PATENTS against any academic non-profit research institution on account of the practice of the DFCI LICENSED PATENTS by such institution for research and/or internal educational purposes.  This foregoing agreement to not assert does not extend to any commercial use.

(c) The rights reserved in Sub-sections (a) and (b) above expressly exclude any commercial use of the UM LICENSED PATENTS or the DFCI LICENSED PATENTS.

10.4           ADAPTIMMUNE acknowledges that it has been informed that the UM LICENSED PATENTS were developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the UM LICENSED PATENTS for HHMI’s research purposes, but with no right to assign or sub-license (the “HHMI LICENSE”).

Article 11.    PATENT INFRINGEMENT

11.1                (a)                       During the TERM, ADAPTIMMUNE shall notify LTC in writing as soon as reasonably practical of any known or suspected infringement or unauthorized use or misappropriation by ***, any of its ***, and/or any ***                                     of any LICENSED PATENTS in the FIELD that is discovered, and promptly shall provide LTC with all non-privileged, non-confidential information supporting said infringement, suspected infringement or unauthorized use or misappropriation.

(b)                    In the case such known or suspected infringement or unauthorized use or misappropriation is by a THIRD PARTY and is not based on activities authorized or occurring prior to the EFFECTIVE DATE of this SUB-LICENSE as described in Section 6.5, then ADAPTIMMUNE and LTC shall confer with each other in good faith regarding such alleged infringing activities and preserving and/or defending the exclusive rights granted hereunder to ADAPTIMMUNE.

(c)                     In the event that LTC determines, in its sole reasonable discretion, that it wishes to obtain additional information from ADAPTIMMUNE to investigate such matter, then prior to the disclosure of any privileged or confidential information to LTC regarding such matter, ADAPTIMMUNE will enter into an agreement with LTC that is acceptable to LTC in order to protect any such privilege and the parties interests related thereto.  Upon entering into such agreement, LTC shall have the right to request opinion of counsel from ADAPTIMMUNE detailing such alleged infringement and any specific information about such known or suspected infringement or unauthorized use or misappropriation, and LTC shall pay for *** the cost of obtaining each such opinion of counsel.  LTC may use such information to determine, at its sole reasonable discretion, what, if any, action or communications to pursue against such THIRD PARTY.

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(d)                    LTC shall have the right hereunder to share such information provided by ADAPTIMMUNE with the PARENT LICENSORS.

(e)                     If required by law for LTC or the PARENT LICENSORS to bring or maintain any infringement action in the FIELD against any ***                 or any ***, ADAPTIMMUNE shall join any infringement action brought or intended to be brought by LTC or the PARENT LICENSORS upon LTC’s or the PARENT LICENSORS’ reasonable request, with ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC and/or the PARENT LICENSORS (as applicable).  ADAPTIMMUNE shall reasonably cooperate,  in any enforcement action, in accordance with terms and conditions specified by LTC and/or the PARENT LICENSORS (as applicable), with it agreed that in such cooperation, ADAPTIMMUNE represented therein by its own counsel of its own sole selection, at reasonable cost to LTC and/or the PARENT LICENSORS (as applicable).

(f)                      Specifically with respect only to known or suspected infringement activities by a ***                in the FIELD that ADAPTIMMUNE can reasonably demonstrate has or will cause non de minimis  monetary harm or damage to ADAPTIMMUNE in the FIELD, and ADAPTIMMUNE provides written notice to LTC which specifically details such harm or damage (“HARM NOTICE”), then in the event that: (a) ninety (90) days has passed from the date of receipt by LTC of ADAPTIMMUNE’s HARM NOTICE, or (b) thirty (30) days has passed from the date of LTC’s receipt of opinion of counsel as specified in  Section 11.1(c), whichever is later, LTC or the PARENT LICENSORS has not caused such infringement to cease and desist or LTC or the PARENT LICENSORS has not taken or continued pursuing any action against the THIRD PARTY with respect to same (including without limitation, LTC or the PARENT LICENSORS issuing cease and desist notices with pursuing the matter to obtaining cease and desist or a non-appealable judicial resolution), then all monies or payments or other consideration then due and owing by ADAPTIMMUNE to LTC hereunder shall be ***             of what otherwise would be due and payable hereunder (“Modified Financial Obligations”) by LTC and ADAPTIMMUNE shall only be liable to pay to LTC the Modified Financial Obligations, without any breach or termination of this SUB-LICENSE or penalty hereunder.  ADAPTIMMUNE shall continue to only be liable to LTC as to the Modified Financial Obligations until such time as LTC or the PARENT LICENSORS has caused such infringement to cease or desist or become non-infringement (by obtaining cease and desist, or the THIRD PARTY, subject to agreement by ADAPTIMMUNE enters into a sub-sublicense or becomes a designee hereunder pursuant to Section 2.6, or a non-appealable judicial resolution is obtained), at which time and thereafter until another HARM NOTICE and event(s) as above-described triggers again the Modified Financial Obligations, ADAPTIMMUNE shall again be liable to LTC under the original financial obligations specified herein. ADAPTIMMUNE’s failure to so perform the original financial obligations specified herein shall be considered to be a breach by ADAPTIMMUNE of this SUB-LICENSE.

(g)                     In the event that LTC or the PARENT LICENSORS enters into any license agreement with any THIRD PARTY with respect to any of the LICENSED PATENTS in the FIELD, including in settlement of  any known or suspected infringement or any action or proceeding for infringement—regardless of whether commenced by LTC, the PARENT LICENSORS or ADAPTIMMUNE—on any terms more favorable than those herein, those more favorable terms shall be immediately applicable to ADAPTIMMUNE and this SUB-LICENSE shall be amended to incorporate those more favorable terms.

11.2           In the event that a THIRD PARTY at any time provides written notice of a claim to, or brings an action, suit, or proceeding against, ADAPTIMMUNE or any of its AFFILIATES, claiming infringement of its patent rights or unauthorized use or misappropriation of its know-how, based on an assertion or claim arising out of the development, use, manufacture, distribution, importation or sale of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS, ADAPTIMMUNE shall promptly notify LTC of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and/or all papers served.

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Article 12                    INDEMNIFICATION

12.1           LTC

(a)                    ADAPTIMMUNE, at its own expense, shall indemnify, defend and hold harmless LTC and its respective AFFILIATES, and the respective officers, directors, shareholders, employees and agents of each of the foregoing (each an “LTC INDEMNIFIED PARTY”) from and against any and all liability, damage, loss, or expense (including reasonable attorneys’ fees and expenses) (collectively “LIABILITIES”) incurred by or imposed upon any and/or all LTC INDEMNIFIED PARTIES in connection with any THIRD PARTY claims, suits, actions, demands or judgments (each a “CLAIM”) arising out or in connection with (i) the design, manufacture, use, promotion, sale or other disposition of any LICENSED T CELL PRODUCT or the practice of a LICENSED T CELL METHOD by ADAPTIMMUNE and/or its AFFILIATES, (ii) any actual or alleged injury, damage, death or other consequence occurring to any THIRD PARTY as a result, directly or indirectly, of the practice of a LICENSED T CELL METHOD by ADAPTIMMUNE or its AFFILIATES or customers or transferees of any of the foregoing, or the possession, consumption or use of the LICENSED T CELL PRODUCTS sold by ADAPTIMMUNE or its AFFILIATES, regardless of the form in which any such claim is made, (iii) any other activities to be carried our by ADAPTIMMUNE or its AFFILIATES pursuant to this SUB-LICENSE, and (iv) the failure of any representation or warranty made by ADAPTIMMUNE in this SUB-LICENSE to be true and accurate; except in each case to the extent that such CLAIM arises out of or results from (a) the breach of a representation or warranty of LTC herein, or (b) LTC’s gross negligence or willful misconduct.

(b)                    An LTC INDEMNIFIED PARTY entitled to indemnification hereunder shall provide ADAPTIMMUNE with prompt written notice of any CLAIM for which indemnification is sought under this SUB-LICENSE.  ADAPTIMMUNE shall, at its own expense, provide attorneys reasonably acceptable to the LTC INDEMNIFIED PARTY to defend against any such claim.  The LTC INDEMNIFIED PARTY shall cooperate fully with ADAPTIMMUNE in such defense and shall permit ADAPTIMMUNE to conduct and control such defense and the disposition of such CLAIM (including all decisions relative to litigation, appeal, and settlement); provided that ADAPTIMMUNE shall not settle any such CLAIM with an admission of liability of LTC without LTC’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed.

(c)          At such time as any LICENSED TCELL PRODUCT, LICENSED T CELL METHOD, process or service relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and naming LTC as an

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additional insured.  Upon the written request of LTC , ADAPTIMMUNE shall furnish LTC with a certificate of insurance evidencing the insurance required hereunder.  If ADAPTIMMUNE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $***annual aggregate), such self-insurance program must be acceptable to LTC.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.1(a) of this SUB-LICENSE.

12.2           ADAPTIMMUNE

(a)                    LTC, at its own expense, shall indemnify, defend and hold harmless ADAPTIMMUNE, and its AFFILIATES and their respective officers, directors, shareholders, employees and agents (each a “ADAPTIMMUNE INDEMNIFIED PARTY”), from and against any LIABILITIES incurred or imposed upon any and all ADAPTIMMUNE INDEMNIFIED PARTIES in connection with any THIRD PARTY CLAIMS arising out or in connection with ***  in this SUB-LICENSE ***  ; except in each case to the extent that such CLAIM arises out of or results from (a) the ***      herein, or (b) ***

.

(b)                    An ADAPTIMMUNE INDEMNIFIED PARTY entitled to indemnification hereunder shall provide LTC with prompt written notice of any CLAIM for which indemnification is sought under this SUB-LICENSE.  LTC shall, at its own expense, provide attorneys reasonably acceptable to the ADAPTIMMUNE INDEMNIFIED PARTY to defend against any such claim.  The ADAPTIMMUNE INDEMNIFIED PARTY shall cooperate fully with LTC in such defense and shall permit LTC to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided that ***

written approval, which shall not be unreasonably withheld, conditioned or delayed.

12.3           DFCI

(a) ADAPTIMMUNE shall indemnify, defend and hold harmless DFCI and its trustees, officers, medical and professional staff, employees and agents and their respective successors, heirs and assigns (the “DFCI INDEMNITEES”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the DFCI INDEMNITEES, or any one of them, in connection with any THIRD PARTY claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce, lease or promotion by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, of any product, process or service relating to, or developed pursuant to this SUB-LICENSE or (ii) arising out of any other activities to be carried out by ADAPTIMMUNE or its AFFILIATES pursuant to this SUB-LICENSE.

(b) ADAPTIMMUNE’s indemnification under Section 12.3(a) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to (i) the negligent activities of the DFCI INDEMNITEES, (ii) the intentional wrongdoing or intentional misconduct of the DFCI INDEMNITEES, (iii) any DFCI INDEMNITEE’s use of any LICENSED T CELL

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

29

PRODUCT or LICENSED T CELL METHOD, or (iv) any DFCI INDEMNITEE’s exercise of any rights by DCFI reserved hereunder or under the PARENT LICENSE.

(c) At such time as any product, process or service relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by an AFFILIATE or agent of ADAPTIMMUNE, ADAPTIMMUNE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than *** per incident and *** annual aggregate and naming DFCI as an additional insured.  If ADAPTIMMUNE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of *** annual aggregate), such self-insurance program must be acceptable to DFCI and DFCI’s associated Risk Management Foundation.  The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of ADAPTIMMUNE’s liability with respect to its indemnification obligation under Section 12.3(a) of this SUB-LICENSE.

(d) ADAPTIMMUNE shall provide LTC with written evidence of such insurance upon request for onward transmission to DFCI.  ADAPTIMMUNE shall provide LTC with written notice at least *** prior to the cancellation, non-renewal or material change in such insurance, which notice LTC shall provide to DFCI; if ADAPTIMMUNE does not obtain replacement insurance providing comparable coverage within such *** period, or a self-insurance program described in Section 12.3(c), DFCI shall have the right to require LTC to terminate this SUB-LICENSE pursuant to Article 8.

(e) ADAPTIMMUNE shall maintain such product liability insurance beyond the expiration or termination of this SUB-LICENSE during (i) the period that any product, process, or service, relating to, or developed pursuant to, this SUB-LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by ADAPTIMMUNE or by a ADAPTIMMUNE, AFFILIATE or agent of ADAPTIMMUNE and (ii) a reasonable period after the period referred to in clause (i) above which in no event shall be less than fifteen (15) years.

(f) In the event any such action is commenced or claim made or threatened against DFCI or other DFCI INDEMNITEES as to which ADAPTIMMUNE may be obligated to indemnify it (them) or hold it (them) harmless, DFCI or the other DFCI INDEMNITEES shall promptly notify LTC, who will notify ADAPTIMMUNE of such event.  ADAPTIMMUNE shall assume the defense of, and may settle, with counsel of its own choice and at its sole expense, that part of any such claim or action commenced or made against DFCI (or other DFCI INDEMNITEES) which relates to ADAPTIMMUNE’s indemnification, and ADAPTIMMUNE may take such other steps as may be necessary to protect itself.  Any DFCI INDEMNITEE may participate in the defense of any such claim or action with counsel of its own choice, but the fees and expenses of such counsel shall be borne solely by such DFCI INDEMNITEE.  ADAPTIMMUNE shall not be liable to DFCI or other DFCI INDEMNITEES on account of any settlement of any such claim or litigation effected without ADAPTIMMUNE’s prior written consent.  The right and obligation of ADAPTIMMUNE to assume the defense of any action shall be limited to that part of the action commenced against DFCI and/or DFCI INDEMNITEES that relates to ADAPTIMMUNE’s obligation of indemnification and holding harmless.  Any other part of any

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30

such action shall be defended by the DFCI INDEMNITEE at its own cost and expense.

(g) This Section 12.3 shall survive expiration or termination of this SUB-LICENSE.

12.4                UM

(a) ADAPTIMMUNE shall defend, indemnify and hold harmless UM, including its Regents, fellows, officers, employees, students, and agents (the “UM INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’’ fees and other litigation expenses) (collectively “UM CLAIMS”), resulting from death, personal injury, illness, property damage, or products liability arising from or in connection with, any of the following:  (i) any manufacture, use, sale or other disposition by ADAPTIMMUNE and its AFFILIATES or transferees of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS; and (ii) the use by any person of LICENSED T CELL PRODUCTS made, used, sold or otherwise distributed by ADAPTIMMUNE or its AFFILIATES.

(b) UM is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such UM CLAIMS.

(c) The indemnification referred to in Section 12.4(a) shall not apply to any such UM CLAIMS resulting from (i) any UM INDEMNITEE’s use of any LICENSED T CELL PRODUCT or LICENSED T CELL METHODS or (ii) the exercise of any rights by UM reserved hereunder or under the PARENT LICENSE.

(d) ADAPTIMMUNE shall not be obligated to indemnify UM under Section 12.4(a) after any unappealed or unappealable order of a court of competent jurisdiction holds that the UM CLAIM was legally caused solely by the gross negligence or willful misconduct by UM.  The applicability of Section 12.4(a) shall not be affected for any time period prior to any such order referred to in the prior sentence.

(e) In connection with any UM CLAIMS for which UM seeks indemnification from ADAPTIMMUNE in accordance with this Section 12.4, UM: (i) shall give LTC prompt written notice of the UM CLAIM, which LTC will forward to ADAPTIMMUNE; provided, however, that failure to provide such notice shall not relieve ADAPTIMMUNE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with ADAPTIMMUNE, at ADAPTIMMUNE’s expense, in connection with the defense and settlement of the UM CLAIM; and (iii) shall permit ADAPTIMMUNE to control the defense and settlement of the UM CLAIM; provided, however, that ADAPTIMMUNE shall not settle any such UM CLAIM with an admission of liability of UM without UM’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f) Prior to any distribution or commercial use of any LICENSED T CELL PRODUCT or commercial use of any LICENSED T CELL METHODS by ADAPTIMMUNE or its AFFILIATES, ADAPTIMMUNE shall purchase and maintain in effect commercial general

31

liability insurance, including product liability insurance and errors and omissions insurance which shall protect ADAPTIMMUNE, HHMI and UM with respect to the events covered by Section 12.4(a) and 12.5.  Such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED T CELL METHODS used and any LICENSED T CELL PRODUCTS manufactured, used, sold, licensed or otherwise distributed by ADAPTIMMUNE and its AFFILIATES and must specify UM, including its Regents, fellows, officers and employees, and HHMI Indemnitees as additional insureds.  ADAPTIMMUNE shall furnish certificate(s) of such insurance to LTC, for onward delivery to UM, upon request.

12.5                HHMI

HHMI and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by ADAPTIMMUNE from and against any THIRD PARTY claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “HHMI CLAIMS”), based upon, arising out of, or otherwise relating to the exercise by ADAPTIMMUNE or any of its AFFILIATES of the license hereunder of the UM PATENTS, including without limitation any cause of action relating to product liability.  The previous sentence will not apply to any HHMI CLAIM that (i) results from the exercise of any rights reserved under Section 10.4 of this SUB-LICENSE or Section 13.4 of the PARENT LICENSE, or (ii) is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.

12.6                NAVY

(a) ADAPTIMMUNE shall defend, indemnify and hold harmless NAVY, its employees and contractors (collectively the “NAVY INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’ fees and other litigation expenses) (collectively “NAVY CLAIMS”), resulting from death, personal injury, illness, property damage or products liability arising from or in connection with, any of the following: (1) any manufacture, use, sale or other disposition by ADAPTIMMUNE and its AFFILIATES or transferees of LICENSED T CELL PRODUCTS or LICENSED T CELL METHODS; and (2) the use by any person of LICENSED T CELL PRODUCTS made, used, sold or otherwise distributed by ADAPTIMMUNE or its AFFILIATES.

(b) NAVY is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such NAVY CLAIMS.

(c) The indemnification referred to in Section 12.6(a) shall not apply to any such NAVY CLAIMS resulting from (i) any NAVY INDEMNITEE’s use of any LICENSED T CELL PRODUCT or LICENSED T CELL METHOD or (ii) the exercise of any rights reserved hereunder by NAVY or under the PARENT LICENSE.

(d) ADAPTIMMUNE shall not be obligated to indemnify NAVY under Section 12.6(a) for NAVY CLAIMS determined to be legally caused solely by the gross negligence or willful

32

misconduct by NAVY in the unappealable final judgment of a court of competent jurisdiction.  Section 12.6(a) shall remain applicable at all times prior to any such unappealable final judgment.

(e) In connection with any NAVY CLAIMS for which NAVY seeks indemnification from ADAPTIMMUNE in accordance with this Section 12.6, NAVY: (i) shall give LTC prompt written notice of the NAVY CLAIM, which LTC will provide to ADAPTIMMUNE; provided, however, that failure to provide such notice shall not relieve ADAPTIMMUNE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with ADAPTIMMUNE, at ADAPTIMMUNE’s expense, in connection with the defense and settlement of the NAVY CLAIM; and (iii) shall permit ADAPTIMMUNE to control the defense and settlement of the NAVY CLAIM; provided, however, that ADAPTIMMUNE shall not settle any such NAVY CLAIM with an admission of liability of NAVY INDEMNITEES without NAVY’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f) Prior to any distribution or commercial use of any LICENSED T CELL PRODUCT or commercial use of any LICENSED T CELL METHODS by ADAPTIMMUNE or its AFFILIATES, ADAPTIMMUNE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect ADAPTIMMUNE, and NAVY with respect to the events covered by Section 12.6(a).  Such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED T CELL METHOD used and any LICENSED T CELL PRODUCTS manufactured, used, sold, licensed or otherwise distributed by ADAPTIMMUNE and its AFFILIATES and must specify NAVY INDEMNITEES as additional insureds.  ADAPTIMMUNE shall furnish certificate(s) of such insurance to NAVY, upon request by LTC or NAVY.

12.7                NAVY, UM and DFCI acknowledged and agreed in the PARENT LICENSE, and LTC agrees hereby, that the obligations to obtain insurance under Sections 12.1(c), 12.3(c), 12.4(f) and 12.6(f) may be satisfied using the same insurance policies; provided such policies meet the requirements of such sections.

Article 13                         CONFIDENTIALITY

13.1                From the EFFECTIVE DATE until ***  after the termination or expiration of the SUB-LICENSE, each RECIPIENT shall:

(a) limit dissemination of the DISCLOSER’s INFORMATION to those of the RECIPIENT’s AFFILIATES and their respective directors, officers, employees, agents, shareholders, and subcontractors who have a reasonable need to know such INFORMATION to exercise its rights or perform its obligations or otherwise;

(b) maintain INFORMATION of the DISCLOSER in confidence and not disclose such INFORMATION to any THIRD PARTY (other than as set forth in Section 13.2 and as above); and

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

33

(c) use such INFORMATION only to the extent necessary for RECIPIENT to exercise its rights and perform its obligations under this SUB-LICENSE and to permit LTC to perform its obligations under the PARENT LICENSE.

13.2                (a)                       Notwithstanding the provisions of Section 13.1, (i) if a RECIPIENT is compelled to disclose any DISCLOSER’s INFORMATION by law or order of a court of competent jurisdiction, or (ii) if it is reasonably necessary in the reasonable opinion of a RECIPIENT’s legal counsel to disclose INFORMATION to comply with applicable laws (including compliance with any applicable securities regulation, stock exchange or NASDAQ disclosure requirements and for tax reporting purposes), then any such disclosure to the extent so compelled or required shall not be a breach hereunder; provided that reasonable advance notice is given to the DISCLOSER to permit the DISCLOSER a reasonable opportunity to obtain all applicable governmental or judicial protection available for like material, and the RECIPIENT will reasonably cooperate with the DISCLOSER, at the expense of the DISCLOSER, with respect thereto.

(b)                         Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC and the PARENT LICENSORS in order to make filings and submissions to, or correspond or communicate with, the UNITED STATES Food and Drug Agency or any clinical registry or agency, including without limitation the European Medicines Agency (EMEA) or The Medicines and Healthcare products Regulatory Agency (MHRA) of the UK, including for purposes of obtaining authorizations to conduct clinical trials of, and to commercialize, LICENSED T CELL PRODUCTS pursuant to this SUB-LICENSE.

ADAPTIMMUNE shall use INFORMATION of LTC and the PARENT LICENSORS and make the foregoing disclosures only to the extent necessary in the reasonable opinion of such PARTY’s legal counsel, and shall use reasonable commercial efforts to obtain confidential treatment for such disclosures.

(c)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE may use and disclose INFORMATION of LTC and the PARENT LICENSORS to investors and potential investors.

ADAPTIMMUNE shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligations are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(d)                         Notwithstanding the provisions of Section 13.1, LTC may disclose this SUB-LICENSE and all royalty reports hereunder or thereunder to the PARENT LICENSORS, subject to the following.  ADAPTIMMUNE acknowledges that PARENT LICENSORS have a right to disclose:

(i) this SUB-LICENSE (and royalty reports provided by ADAPTIMMUNE hereunder) to

34

the inventors of the LICENSED PATENTS, provided that in no event shall such disclosure include the COMMERCIAL DEVELOPMENT PLAN or any progress reports or other reports containing INFORMATION of ADAPTIMMUNE;

(ii) Sections 1.8, 1.11, 1.14, 1.20, 1.22, 1.31, 2.1, 10.2 through 10.4 and Exhibits B, C and D of this SUB-LICENSE to any THIRD PARTY who has been granted a license outside the FIELD under the PARENT LICENSORS’ interest in any of the LICENSED PATENTS; and

(iii) this SUB-LICENSE (and royalty reports provided by ADAPTIMMUNE hereunder) to HHMI, provided that in no event shall such disclosure include any progress reports or other reports containing INFORMATION of ADAPTIMMUNE.  ADAPTIMMUNE acknowledges that UM is required to provide this SUB-LICENSE to HHMI prior to execution.

Each PARENT LICENSOR has agreed in the PARENT LICENSE that it shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligation are no less burdensome than those under the PARENT LICENSE, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(e)                          Notwithstanding the provisions of Section 13.1, ADAPTIMMUNE acknowledges that PARENT LICENSORS each have a right to disclose, without burden of confidentiality or limited use, the substance of Sections 1.8, 1.11, 1.14, 1.20, 1.22, 1.31, 2.1, 10.2 and 10.3 and Exhibits B, C and D of this SUB-LICENSE to any employee of such PARENT LICENSOR or THIRD PARTY who has a reasonable need to know the extent of the rights reserved in Sections 10.2 through 10.4.

ADAPTIMMUNE agrees to give reasonable consideration to any reasonable request of any PARENT LICENSOR to permit disclosure of INFORMATION to a THIRD PARTY requesting the same for the purpose of demonstrating compliance with any agreement relating to the LICENSED PATENTS.  Any such disclosure shall be subject to reasonable controls, including the restrictions in the immediately preceding paragraph.

13.3                This Article 13 will survive termination or expiration of this SUB-LICENSE.

Article 14.                      GENERAL PROVISIONS

14.1                Governing Law; Dispute Resolution

(a)                         The PARTIES intend that nothing in this SUB-LICENSE derogates any provision of the PARENT LICENSE.  With respect to any issue pertaining to the interpretation of the PARENT LICENSE, or a breach thereof hereunder, this SUB-LICENSE shall be governed by and construed in accordance with the applicable provisions in the PARENT LICENSE, including without limitation, Section 17.1(a) regarding United States Federal Law, Regulations, Directives, and Instructions.

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(b)                          This SUB-LICENSE shall be governed by and construed in accordance with the laws of ***  in each case without reference to any rules of conflict of laws, except that matters pertaining to intellectual property rights and patents shall be governed by the laws of the jurisdiction in which such intellectual property rights or patents exist.  Any dispute between ADAPTIMMUNE and LTC pertaining to the interpretation of this SUB-LICENSE, or the breach thereof, shall be settled by binding arbitration in the city of Washington, D.C., administered by the American Arbitration Association (“AAA”) in accordance with its commercial arbitration rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.  There shall be three arbitrators.  Each PARTY shall appoint one arbitrator.  The third arbitrator shall act as the presiding arbitrator and shall be appointed by agreement of the PARTY-appointed arbitrators.  If no agreement on such appointment can be reached, the parties may ask AAA to make the appointment.  The arbitration proceedings shall be conducted in English.  The arbitration tribunal shall apply AAA rules in effect at the time of the arbitration.  In the event of a conflict between the provisions of this Section 14.1(b) and such AAA rules, the provisions of this Section 14.1(b) shall prevail.  The award of the arbitration tribunal shall be final and binding upon the disputing PARTIES and the winning PARTY may, at the cost and expense of the losing PARTY, apply to any court of competent jurisdiction for enforcement of such award.   The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by the PARTIES, but each PARTY shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.

(c)                          ADAPTIMMUNE has a right to appeal, in accordance with procedures prescribed by the Chief of Naval Research, any dispute between ADAPTIMMUNE and NAVY or LTC and NAVY concerning the interpretation, modification, and/or termination of this SUB-LICENSE.

(d)                         Notwithstanding the PARTIES’ agreement to arbitrate, the PARTIES hereby agree that a PARTY may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 13 of the SUB-LICENSE.

(e) Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration procedures set forth above.

14.2                Complete Agreement

Upon effectiveness hereof, this SUB-LICENSE constitutes the complete understanding and agreement between the PARTIES and supersedes any prior understanding or written or oral agreement relative to the subject matter of this SUB-LICENSE.  This SUB-LICENSE, including this Section 14.2, may not be amended except by an instrument in writing signed by the PARTIES.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

36

14.3                Severability

The PARTIES intend that no provision of this SUB-LICENSE is contrary to any applicable law or regulation.  The illegality or invalidity of any provision of this SUB-LICENSE shall not impair, affect, or invalidate any other provision of this SUB-LICENSE.

14.4                Interpretation of Headings

Headings of the Articles or Sections of this SUB-LICENSE are for convenience of reference only and do not form a part of this SUB-LICENSE and shall in no way affect the interpretation thereof.

14.5                Independent Parties/Entities

The relationship of the PARTIES is that of independent parties and not as agents of each other, partners, or participants in a joint venture.  Each of the PARTIES shall maintain sole and exclusive control over their respective personnel and operations.

14.6                Third Party Beneficiary

HHMI is not a party to this SUB-LICENSE and has no liability to ADAPTIMMUNE, or any user of anything covered by this SUB-LICENSE, but HHMI is an intended third-party beneficiary of this SUB-LICENSE and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

14.7                Use of Names

ADAPTIMMUNE agrees to refrain from using the name of UM, DFCI, NAVY, HHMI or LTC or any of their respective AFFILIATES, or any trade name, trademark or logo of LTC or any of its AFFILIATES in publicity or advertising without the prior written approval of UM, DFCI, NAVY, HHMI or LTC, whichever the case may be.  LTC agrees to refrain from using the name of ADAPTIMMUNE or its AFFILIATE, or any trade name, trademark or logo of ADAPTIMMUNE or its AFFILIATE in publicity or advertising without the prior written approval of ADAPTIMMUNE. Notwithstanding this provision, without prior written approval of UM, DFCI, NAVY, HHMI or LTC, ADAPTIMMUNE may state publicly that LICENSED T CELL PRODUCTS and LICENSED T CELL METHODS were developed by ADAPTIMMUNE based upon inventions developed at UM, DFCI and NAVY and/or that the LICENSED PATENTS were licensed from LTC.

14.8               Bankruptcy Code 365(n).

The PARTIES acknowledge and agree that this SUB-LICENSE is for the purposes of Section 365(n) of the United States Bankruptcy Code (the “BANKRUPTCY CODE”) a license of rights to “intellectual property” as defined under Section 101(56) of the BANKRUPTCY CODE.  The PARTIES agree that ADAPTIMMUNE, as a ADAPTIMMUNE of such rights under this SUB-LICENSE, subject to ADAPTIMMUNE and its AFFILIATES’ full compliance

37

with all of its obligations under this SUB-LICENSE (including its obligations to pay royalties and abide by all license restrictions), shall retain and may fully exercise all of its rights (including any right to enforce any exclusivity provision of this SUB-LICENSE (including any embodiment of such “intellectual property”)), remedies and elections under the BANKRUPTCY CODE.

14.9               Counterparts and Facsimile

This SUB-LICENSE may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  This SUB-LICENSE may be executed by facsimile signature.

14.10        Waiver

The PARTIES hereto mutually covenant and agree that no waiver by either PARTY of any breach or default of the terms of this SUB-LICENSE shall be deemed a waiver of any subsequent breach or default thereof.

14.11        Computation of Time

Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public or legal holiday, whether local or national, the PARTY having such privilege or duty shall have until 5:00 p.m. in such PARTY’s time zone on the next succeeding business day to exercise such privilege, or to discharge such duty.

14.12        Further Acts and Instruments

Upon request by either PARTY, the other PARTY agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this SUB-LICENSE.

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SIGNATURES

IN WITNESS WHEREOF, the PARTIES hereto have caused this SUB-LICENSE to be executed by their authorized representatives.  This SUB-LICENSE is effective as of the EFFECTIVE DATE.

For LTC		For ADAPTIMMUNE

Life Technologies Corporation		Adaptimmune Limited

By:	/s/ Paul Grossman	By:	/s/ James Noble
(signature)		(signature)

Typed Name: James J Noble

Typed Name: Paul Grossman		Title: CEO

Title: SVP, Strategy & Corp. Dev.		Date	19 December 2012

Date:	12/20/12

39

EXHIBIT A

PARENT LICENSE

40

Exclusive Patent License Agreement Among Invitrogen Corporation, the U.S. Department of Navy, the Regents of

the University of Michigan, and Dana Farber Cancer Institute

Navy License No. NMR-2358; UM License No. 0377; DFCI License No: 3120

Execution Copy

BUSINESS CONFIDENTIAL INFORMATION

EXCLUSIVE LICENSE

Among

INVITROGEN CORPORATION

(as licensee)

And

UNITED STATES DEPARTMENT OF THE NAVY

THE REGENTS OF THE UNIVERSITY OF MICHIGAN

AND

DANA FARBER CANCER INSTITUTE, INC.

(as licensors)

i

TABLE OF CONTENTS

		Page
	Article	Number
	PREAMBLE	1
1	DEFINITIONS	3
2	DFCI REPRESENTATIVE	8
3	LICENSE GRANTS	8
4	JOINT OWNERSHIP	9
5	LICENSEE’S PERFORMANCE	9
6	ROYALTIES AND OTHER CONSIDERATION	11
7	PATENT MARKING AND NONENDORSEMENT	17
8	DISCLAIMER, REPRESENTATIONSM WARRANTIES and ACKNOWLEDGEMENTS	17
9	REPORTS	19
10	TERM, MODIFICATION AND TERMINATION	20
11	NOTICES	23
12	SUB-LICENSING	24
13	RESERVATION OF RIGHTS	25
14	PROSECUTION AND LITIGATION	26
15	INDEMNIFICATION	28
16	CONFIDENTIALITY	32
17	GENERAL PROVISIONS	34
18	SIGNATURES	37
	EXHIBIT A DFCI LICENSED PATENTS	38
	EXHIBIT B NAVY LICENSED PATENTS	39
	EXHIBIT C UM LICENSED PATENTS	43
	EXHIBIT D LABEL LICENSE	46
	EXHIBIT E COMMERCIAL DEVELOPMENT PLAN	47
	EXHIBIT F IIPH AFFILIATES	48
	SCHEDULE 8.7	54

ii

PREAMBLE

This Exclusive License (hereinafter called “LICENSE”) is made and entered into by and among the United States Department of the Navy at the Naval Medical Research Center (hereinafter called “NAVY”), the Regents of the University of Michigan (hereinafter called “UM”), Dana Farber Cancer Institute, Inc. (hereinafter call “DFCI”) and Invitrogen Corporation, a Delaware corporation (hereinafter called “LICENSEE”) whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA 92008. Each of NAVY, UM, DFCI and LICENSEE is a “PARTY” hereunder, and may be collectively referred to as the “PARTIES”. Each of the NAVY, UM and DFCI is a LICENSOR hereunder, and may be collectively referred to as the LICENSORS.

WITNESSETH:

(1)                                 WHEREAS, Title 35 of the United States Code, section 207, authorizes Federal agencies to license their patents; and

(2)                                 WHEREAS, Title 37 of the Code of Federal Regulations, Chapter IV, Part 404 entitled “Licensing of Government Owned Inventions” sets forth the terms and conditions under which licenses may be granted; and

(3)                                 WHEREAS, the above-cited authorities provide that licensing of Federal Government inventions will best serve the interests of the Government and the public when utilization of such inventions is promoted and such inventions are brought to PRACTICAL APPLICATION (as defined below); and

(4)                                 WHEREAS, each of NAVY, UM and DFCI has assignment of title to the inventions disclosed and claimed in the NAVY LICENSED PATENTS, the UM LICENSED PATENTS and the DFCI LICENSED PATENTS (each capitalized term as defined below), respectively; UM has assignment of title from the HHMI (as defined below) of any rights of any employees of HHMI; and

(5)                                 WHEREAS, NAVY was a party to a Cooperative Research and Development Agreement (CRADA) No. NMR-128 with EFFECTIVE DATE 20 December 1991; and the inventions claimed in the patents and patent applications listed in Exhibit B were first conceived or actually reduced to practice under said CRADA; and

(6)                                 WHEREAS, prior to the execution hereof, the LICENSORS (NAVY under the name “United States of America as represented by the Secretary of the Navy”) have granted exclusive rights in the LICENSED PATENTS (as defined below) to Genetics Institute, LLC (“GI”), Genetics Institute, Inc. and Repligen Corporation (each of Genetics Institute, Inc. and Repligen Corporation being a predecessor in interest to Genetics Institute, LLC) under the WYETH LICENSE AGREEMENTS (as defined below); and

(7)                                 WHEREAS, LICENSORS and GI desired to transfer the rights and obligations of GI under the WYETH LICENSE AGREEMENTS to INVITROGEN and therefore immediately prior to the EFFECTIVE DATE (as defined below), LICENSEE, LICENSORS and GI entered into the ASSIGNMENT AND ASSUMPTION AGREEMENT (as defined below); and

(8)                                 WHEREAS, immediately following the execution of the ASSIGNMENT AND ASSUMPTION AGREEMENT, the PARTIES desire to amend and restate the WYETH LICENSE AGREEMENTS in their entirety by entering this LICENSE which is effective as of the EFFECTIVE DATE; and

(9)                                 WHEREAS, LICENSEE has agreed that any products embodying this invention or produced through the use of this invention for use or sale in the UNITED STATES will be manufactured substantially in the UNITED STATES; and

(10)                          WHEREAS, THE NAVY

(a)                                 has determined that the interest of the Federal Government and the public will best be served by the proposed license, in view of LICENSEE’S intentions, plans, and ability to bring the invention described and claimed in the LICENSED PATENTS to PRACTICAL APPLICATION or otherwise promote the invention’s utilization by the public;

(b)                                 has determined that the desired PRACTICAL APPLICATION is not likely expeditiously to be achieved under any non-exclusive license which may be granted, on the invention;

(c)                                  has determined that exclusive licensing is a reasonable and necessary incentive to call forth the investment of risk capital and expenditures to bring the invention to PRACTICAL APPLICATION or otherwise promote the invention’s utilization by the public;

(d)                                 has determined that the proposed terms and scope of exclusivity are not greater than reasonably necessary to provide the incentive for bringing the invention to PRACTICAL APPLICATION or otherwise promote the invention’s utilization by the public; and

(e)                                  has not determined that the grant of this LICENSE will tend substantially to lessen competition or result in undue concentration in any section of the country in any line of commerce to which the technology to be licensed relates or to create or maintain other situations inconsistent with the antitrust laws; and

(11)                          WHEREAS, LICENSORS have considered the capabilities of LICENSEE to bring the invention to PRACTICAL APPLICATION and have found that LICENSEE is a responsible party for negotiating this LICENSE on terms and conditions most favorable to the public interest and that to grant this exclusive LICENSE would be in the public interest;

NOW, THEREFORE, in accordance with and to the extent provided by the aforementioned authorities and in consideration of the foregoing premises and of the covenants and obligations hereinafter set forth to be well and truly performed, and other good and valuable consideration, the parties hereto agree to the foregoing and as follows.

Article 1.                                                DEFINITIONS

The following definitions shall apply to the defined words where such words are used in this LICENSE.

1.1                               “AFFILIATE” means any corporation or other entity which controls, is controlled by, or is under common control with any PARTY or any SUB-LICENSEE. A corporation or other entity shall be regarded as in control of another corporation or entity if it directly or indirectly owns or controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity. AFFILIATES of LICENSEE as of the EFFECTIVE DATE are listed on Exhibit F, and each such AFFILIATE is controlled by LICENSEE.

1.2                               “APPROVED” means, with respect to a product or process, that the sale of such product or process or its use for CLINICAL APPLICATIONS in any country has been licensed, cleared or approved by all applicable regulatory or other governmental authority in such country, including the Food and Drug Administration (“FDA”) with respect to products or processes sold in the UNITED STATES.

1.3                               “ASSIGNMENT AND ASSUMPTION AGREEMENT” means that certain agreement whereby LICENSEE became the assignee of GI’s interests in each of the WYETH LICENSE AGREEMENTS.

1.4                               “CLINICAL APPLICATIONS” means all human and veterinary diagnostic, therapeutic and prophylactic applications (including vaccines and ex vivo expansion of cells that are then used in vivo) in the FIELD.

1.5                               “CLINICAL PRODUCTS” means T CELL PRODUCTS and KITS intended for use in CLINICAL APPLICATIONS.

1.6

1.7                               “COMMERCIAL DEVELOPMENT PLAN” means the plan for development and marketing for CLINICAL PRODUCTS set forth in Exhibit E.

1.8                               “DFCI LICENSED PATENTS” means DFCI’s rights in the patents and patent applications listed on Exhibit A.

1.9                               “EFFECTIVE DATE” of this LICENSE means 11:57PM PDT, September 30, 2008.

1.10                        “FIELD” means any and all uses and applications, other than developing, making, using, selling, and offering for sale of pharmaceutical products containing CTLA4-Ig or a mutant thereof.

1.11       “GRANTOR” means

1.12                        “HHMI” means the Howard Hughes Medical Institute.

1.13                        “INFORMATION” means, with respect to a PARTY hereto, information marked as “proprietary”, “business proprietary”, “business confidential information” or other equivalent designation that such PARTY (the “DISCLOSER”) provides to the other PARTY (the “RECIPIENT”), and reasonably considers to be of a confidential, proprietary or trade secret nature, including financial statements and projections, technical reports, royalty reports, SUB-LICENSEE information, customer and supplier information, research, designs, plans, compilations, methods, techniques, processes, procedures, clinical data and know-how, whether in tangible or intangible form. The terms and conditions of this LICENSE shall be INFORMATION of the PARTIES; as between the PARTIES, the COMMERCIAL DEVELOPMENT PLAN at Exhibit E hereto, each SUB-LICENSE AGREEMENT (including its Schedules and Exhibits), any related agreements, and any reports or notices provided hereunder or thereunder, shall be INFORMATION of LICENSEE, whether or not marked as set forth above. Notwithstanding the foregoing, INFORMATION of a PARTY shall not include information that the RECIPIENT can establish by records:

(a)                                 is within the public domain prior to the time of receipt by the RECIPIENT or thereafter becomes within the public domain other than as a result of disclosure by the RECIPIENT or any of its representatives in violation of this LICENSE;

(b)                                 was, on or before the date of disclosure, in the possession of the RECIPIENT;

(c)                                  is acquired by the RECIPIENT from a THIRD PARTY having the right to disclose without burden of confidentiality; or

(d)                                 is hereafter independently developed by the RECIPIENT.

1.14                        “IP HOLDING COMPANY” means a wholly owned AFFILIATE of a GRANTOR which is established as an intellectual property holding company. LICENSEE’S IP HOLDING COMPANY is Invitrogen IP Holdings, Inc., whose headquarters are located at 5791 Van Allen Way, Carlsbad, CA 92008.

1.15                        “JOINTLY-OWNED LICENSED PATENT” means any LICENSED PATENT that is jointly-owned by more than one LICENSOR.

1.16       “KIT” means a

1.17                        “LICENSED INVENTION” means an invention claimed in the LICENSED PATENTS.

1.18                        “LICENSED METHOD” means any method the practice of which would, but for the grant of the license herein, infringe one or more valid claims of the LICENSED PATENTS.

1.19                        “LICENSED PATENTS” means the NAVY LICENSED PATENTS, the UM LICENSED PATENTS and the DFCI LICENSED PATENTS, and any patent issuing from any patent application therein, together with any reissues, extensions or other governmental acts which effectively extend the period of exclusivity by the patent holder, substitutions, confirmations, registrations, revalidations, additions, continuations, divisions, and continuations in part (to the extent of claims entitled to the priority of any of the foregoing) of or to any of the foregoing and any foreign counterparts filed or issued in the LICENSED TERRITORY.

1.20                        “LICENSED TERRITORY” means any country in the world in which a LICENSED PATENT exists.

1.21                        “MINIMUM ANNUAL ROYALTIES” shall have the meaning ascribed in Section 6.2.

1.22                        “NAVY LICENSED PATENTS” means the NAVY’s rights in the patents and patent applications listed in Exhibit B.

1.23                        “NET SELLING PRICE” means:

(a) Except as specified in sub-paragraph (b) below, the gross receipts of LICENSEE, SUB-LICENSEES and their respective AFFILIATES from the sale of ROYALTY-BEARING PRODUCTS, less deductions for (i) import, export, excise, sales, value added and use taxes, custom duties, freight and insurance invoiced to and/or paid by the purchaser of such ROYALTY-BEARING PRODUCTS; (ii) rebates and trade discounts customarily and actually allowed (other than advertising allowances, and fees or commissions to employees of LICENSEE, SUB-LICENSEES and their respective AFFILIATES); and (iii) credits for returns, allowances or trades, actually granted.

Transfer of ROYALTY-BEARING PRODUCTS by LICENSEE or a SUB-LICENSEE to its respective AFFILIATES for subsequent resale shall not constitute sale to THIRD PARTIES. Those revenues from sale of ROYALTY-BEARING PRODUCTS to AFFILIATES and SUB-LICENSEES for internal non-commercial use shall be included in the determination of NET SELLING PRICE.

There shall be no imputed revenues from (i) promotional free samples, free goods, or other marketing programs whereby ROYALTY-BEARING PRODUCTS are provided free of charge to promote sales; or (ii) use of CLINICAL PRODUCTS for compassionate use or physician-sponsored investigational new drug applications. Furthermore, until such time as a CLINICAL PRODUCT has been licensed or approved by all applicable regulatory authorities in a given country, transfer of such CLINICAL PRODUCT in or to that country for testing, preclinical, clinical or developmental purposes shall be included in the calculation of “NET SELLING PRICE” hereunder only to the extent that consideration received for such CLINICAL PRODUCT exceeds the cost of such CLINICAL PRODUCT.

1.24                        “OTHER PRODUCTS” means

1.25                        “PIVOTAL TRIAL” means any pivotal or registration study or equivalent thereof for the purpose of obtaining regulatory approval or clearance in any jurisdiction.

1.26                        “PRACTICAL APPLICATION” means to manufacture in the case of a composition or product, to practice in the case of a process or method, or to operate in the case of a machine or system, and, in each case under such conditions as to establish that the LICENSED INVENTION is being utilized and that its benefits are to the extent permitted by law and Government regulations available to the public on reasonable terms.

1.27                        “ROYALTY-BEARING PRODUCT” means any product (i) the manufacture, use, offer for sale, import or sale of which would, but for the grant of the license herein, infringe or is covered by one or more valid claims of the LICENSED PATENTS, (ii) used in accordance with a LICENSED METHOD, or (iii) is produced, processed or otherwise manufactured in accordance with a LICENSED METHOD.

1.28                        “SOLELY-OWNED LICENSED PATENT” means any LICENSED PATENT that is owned by only one LICENSOR.

1.29                        “STANDARD FORMULA” shall have the meaning ascribed in Section 6.3(e)(i).

1.30                        “SUB-LICENSE AGREEMENT” shall have the meaning ascribed in Section 12(a).

1.31                        “SUB-LICENSEE” means (i) each THIRD PARTY to whom LICENSEE has granted a sub-license to make and have made, to use and have used, to offer for sale and have offered for sale, to sell and have sold, to import and have imported the ROYALTY-BEARING PORDUCTS;

1.32       “SUB-LICENSING REVENUE” means

1.33                        “T CELL PRODUCT” means a ROYALTY-BEARING PRODUCT comprised of or containing T-cells.

1.34                        “TERM” means the period commencing on the EFFECTIVE DATE and ending on the expiration of the last to expire patent in the LICENSED PATENTS.

1.35                        “THIRD PARTY” means any person or entity that is not (i) a PARTY to this LICENSE or HHMI, or (ii) an AFFILIATE of a PARTY to this LICENSE or HHMI, and with respect to any SUB-LICENSE, any person or entity that is not (a) a party to the SUB-LICENSE or (b) an AFFILIATE of a party to the SUB-LICENSE.

1.36                        “UM LICENSED PATENTS” means UM’s rights in the patents and patent applications listed on Exhibit C.

1.37                        “UNITED STATES” means the United States of America, its territories and possessions, the District of Columbia, and the Commonwealth of Puerto Rico.

1.38                        “WYETH LICENSE AGREEMENTS” means the following agreements:

(a) “Navy Agreement” means the Exclusive License dated December 10, 1996 between GI and the NAVY;

(b) “Michigan Agreement” means the License Agreement dated May 28, 1992, between Repligen Corporation (“Repligen”) and UM, as amended, with respect to which GI is the successor in interest to Repligen; and

(c) “DFCI Agreement” means the Amended and Restated Licensing Agreement dated February 1, 2008 between GI and DFCI.

1.39                        “XCYTE LICENSE” means that certain License Agreement dated July 8, 1998, as amended, by and between Xcyte Therapies, Inc. (“XCYTE”) and Genetics Institute, LLC (formerly Genetics Institute, Inc.), with respect to which LICENSEE is XCYTE’s successor in interest.

Article 2.                                                DFCI REPRESENTATIVE

For purposes of this LICENSE, DFCI hereby consents to the appointment of UM as the representative of DFCI under this LICENSE (“DFCI’s REPRESENTATIVE”). DFCI’s REPRESENTATIVE shall be entitled to consent to and execute on behalf of DFCI (i) all SUB-LICENSE AGREEMENTS (as defined in Article 12 below) and related agreements, including all amendments to such agreements and take all actions required or permitted to be taken under such agreements, and (ii) amendments to this LICENSE (other than with respect to Section 15.1). UM hereby accepts such appointment as DFCI’s REPRESENTATIVE. Where the consent or other action of the LICENSORS is required under this LICENSE, such consent will be provided or other action will be taken by NAVY and UM, the latter acting on behalf of itself and DFCI.

Article 3.                                                LICENSE GRANTS

3.1                               NAVY hereby grants to LICENSEE and its AFFILIATES an exclusive right and license, with the right to sub-license (as provided in Article 12 below), under the NAVY LICENSED PATENTS to make and have made, to use and have used, to offer for sale and have offered for sale, to sell and have sold, to import and have imported ROYALTY-BEARING PRODUCTS and to practice and have practiced the LICENSED METHODS covered by the NAVY LICENSED PATENTS throughout the LICENSED TERRITORY in the FIELD during the TERM.

3.2                               UM hereby grants to LICENSEE and its AFFILIATES an exclusive right and license, with the right to sub-license (as provided in Article 12 below), under the UM LICENSED PATENTS to make and have made, to use and have used, to offer for sale and have offered for sale, to sell and have sold, to import and have imported ROYALTY-BEARING PRODUCTS and to practice and have practiced the LICENSED METHODS covered by the UM LICENSED PATENTS throughout the LICENSED TERRITORY in the FIELD during the TERM.

3.3                               DFCI hereby grants to LICENSEE and its AFFILIATES an exclusive right and license, with the right to sub-license (as provided in Article 12 below), under the DFCI LICENSED PATENTS to make and have made, to use and have used, to offer for sale and have offered for sale, to sell and have sold, to import and have imported ROYALTY-BEARING PRODUCTS and to practice and have practiced the LICENSED METHODS covered by the DFCI LICENSED PATENTS throughout the LICENSED TERRITORY in the FIELD during the TERM.

3.4                               The licenses set forth in Sections 3.1 through 3.3 include the right to convey to the purchaser by label license (for example, the label license for research products shown in Exhibit D) accompanying the sale of a ROYALTY-BEARING PRODUCT the right to practice the LICENSED METHODS in the FIELD. A label license shall not be deemed to be a SUB-LICENSE AGREEMENT.

3.5                               LICENSORS’ grant to one or more AFFILIATES in Sections 3.1 through 3.3 shall not be deemed a sub-license by LICENSEE, and such AFFILIATES shall not be subject to separate payment obligations to LICENSORS as SUB-LICENSEES under Article 6; provided that such grant by LICENSORS is subject to the following: (a) no such AFFILIATE may be directly or indirectly controlled by a foreign company, corporation, association, business or government, and (b) each such AFFILIATE has agreed in writing to comply with the terms and conditions hereof.

3.6                               The LICENSE is nonassignable by LICENSEE without written approval of LICENSORS except to (i) an AFFILIATE of LICENSEE; or (ii) to a THIRD PARTY who acquires the entire business or substantially all of the assets of LICENSEE to which the LICENSE pertains, provided that such successor in interest is not directly or indirectly controlled by a foreign company, corporation, association, business or government. In any event, any assignee must provide a statement in writing to LICENSORS that it agrees to accept all the terms and conditions of this LICENSE in the place of LICENSEE.

3.7                               LICENSEE acknowledges that European patent application EP 04015607.7, published as EP 1488805, has been unconditionally withdrawn, and NAVY and UM each agree that no attempt will be made by or for such LICENSOR to refile such application, nor will such LICENSOR enable anyone else to do so.

Article 4.                                                JOINT OWNERSHIP

With respect to each LICENSOR’S rights in any JOINTLY-OWNED LICENSED PATENTS, each LICENSOR hereby waives or consents to each other joint owner granting LICENSEE and its SUB-LICENSEES the right to exploit the JOINTLY-OWNED LICENSED PATENTS in the LICENSED TERRITORY in accordance with the provisions of this LICENSE.

Article 5.                                                LICENSEE’S PERFORMANCE

5.1                               LICENSEE agrees that during the period of this LICENSE any products embodying a LICENSED INVENTION or produced through the use of a LICENSED INVENTION for use or sale by LICENSEE or its SUB-LICENSEES in the UNITED STATES will be manufactured substantially in the UNITED STATES. Upon request of LICENSEE or any SUB-LICENSEE, LICENSORS agree to reasonably cooperate with LICENSEE or such SUB-LICENSEE to obtain a waiver of this requirement from the UNITED STATES government, and, in the event such waiver is obtained, LICENSORS will be deemed to have waived the obligations of this Section 5.1.

5.2                               (a)                                 LICENSEE agrees to use reasonable commercial efforts to carry out, either directly or through one or more SUB-LICENSEES, the COMMERCIAL DEVELOPMENT PLAN to bring the LICENSED TNVENTION to PRACTICAL APPLICATION. For CLINICAL APPLICATIONS, LICENSEE will use reasonable commercial efforts, in its scientific and business judgment, to develop and commercialize

CLINICAL PRODUCTS itself or through SUB-LICENSEES. LICENSEE will be deemed to be using reasonable commercial efforts if, in each calendar year during the TERM, commencing January 1, 2009, until the first commercial sale of a CLINICAL PRODUCT, LICENSEE and/or its SUB-LICENSEES expend no less than $*** on research and development directly relating to CLINICAL PRODUCT development.

(b)                                 Subject to the terms of Section 5.6 below, if LICENSEE has failed to demonstrate reasonable commercial efforts, either directly or through SUB-LICENSEE(s), as required by Section 5.2(a) above, LICENSORS may provide a written notice to LICENSEE specifying the basis for such notice. Upon receipt of such notice, LICENSEE shall develop and provide to LICENSORS a written plan to cure such failure within ninety (90) days of receipt of such notice. LICENSORS and LICENSEE will mutually agree upon a timetable for performance of such cure plan. If LICENSEE or the applicable SUB-LICENSEE fails to diligently implement such written cure plan, LICENSORS shall be entitled to provide written notice to terminate this LICENSE with respect to CLINICAL APPLICATIONS if such failure is not cured within a ninety (90) day period following receipt of such notice. Notwithstanding the foregoing, LICENSORS shall not unreasonably withhold their consent to any revision in the time periods under the COMMERCIAL DEVELOPMENT PLAN whenever requested in writing by LICENSEE and supported by evidence of technical difficulties or delays in regulatory processes that are outside of LICENSEE’S and any applicable SUB-LICENSEE’S reasonable control. LICENSEE may act by or through a SUB-LICENSEE with respect to the obligations of this Section 5.2.

(c)                                  Upon the first commercial sale of a CLINICAL PRODUCT, LICENSEE will be deemed to have satisfied all diligence obligations under this Section 5.2. LICENSEE will, thereafter, continue to make the benefits of the LICENSED INVENTION reasonably accessible to the public for the remainder of the period of this LICENSE.

5.3

5.4                               LICENSORS acknowledge and agree that all due diligence obligations due to LICENSORS under the WYETH LICENSE AGREEMENTS and the XCYTE LICENSE were satisfied.

5.5                               LICENSEE agrees to report to LICENSORS within thirty (30) days of LICENSEE’S discontinuance of making the benefits of the LICENSED INVENTION reasonably accessible to the United States public.

5.6                               If LICENSEE is relying on a SUB-LICENSEE to perform certain diligence obligations under Section 5.2, and such SUB-LICENSEE defaults in such obligations, then, if LICENSEE terminates such SUB-LICENSEE, LICENSEE will be relieved of the diligence obligations for a period of twelve (12) months after termination of the SUB-LICENSE AGREEMENT with respect to which such default occurs. If at the end of such period, LICENSEE has not itself or through another SUB-LICENSEE complied with the diligence

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

obligations under Section 5.2, LICENSORS shall have the right to terminate the LICENSE in accordance with the terms of Section 10.5.

Article 6.                                  ROYALTIES AND OTHER CONSIDERATION

6.1                               License Issue Fee

LICENSEE shall pay to the LICENSORS a non-refundable license

6.2.                            Minimum Annual Royalty

LICENSEE shall pay to LICENSORS minimum annual royalties (“MINIMUM ANNUAL ROYALTIES”) as follows:

(a)        a non-refundable MINIMUM ANNUAL ROYALTY of                                                                                  for the sale of OTHER PRODUCTS by LICENSEE and its AFFILIATES for each calendar year, ending December 31, 2013, and thereafter a non-refundable MINIMUM ANNUAL ROYALTY equal to fifty percent (50%) of the earned royalties for the sale of OTHER PRODUCTS by LICENSEE and its AFFILIATES for the prior calendar year, and

(b)        a non-refundable MINIMUM ANNUAL ROYALTY of                                                                                  for each SUB-LICENSEE (together with its AFFILIATES) that is granted an exclusive sub-license to sell CLINICAL PRODUCTS until such time as the marketing and sale of such SUB-LICENSEE’s (or such AFFILIATE’S) CLINICAL PRODUCTS has been APPROVED, and thereafter a non-refundable MINIMUM ANNUAL ROYALTY equal to fifty percent (50%) of the earned royalties for the sale of such CLINICAL PRODUCTS by such SUB-LICENSEE (and its AFFILIATES) for the prior calendar year, and

(c)         a non-refundable MINIMUM ANNUAL ROYALTY of                                                                                  for each SUB-LICENSEE (together with its AFFILIATES) that is granted a non-exclusive sub-license to sell CLINICAL PRODUCTS until such time as the marketing and sale of such SUB-LICENSEE’s (or such AFFILIATE’S) CLINICAL PRODUCTS has been APPROVED, and thereafter a non-refundable MINIMUM ANNUAL ROYALTY equal to fifty percent (50%) of the earned royalties for the sale of such CLINICAL PRODUCTS by such SUB-LICENSEE (and its AFFILIATES) for the prior calendar year.

                                             The MINIMUM ANNUAL ROYALTY for each calendar year shall be paid on or before March 1 of the current year to which the payment relates; provided that the first MINIMUM ANNUAL ROYALTIES for CLINICAL PRODUCTS or from SUB-LICENSEES shall not be due until March 1, 2010. MINIMUM ANNUAL ROYALTIES are not refundable in whole or in part.

The MINIMUM ANNUAL ROYALTY for the sale of CLINICAL PRODUCTS under Sub-section (b) and (c) above will be fully creditable against obligations to make payments to LICENSORS on account of (i) royalties under Sub-sections 6.3(b) and (c),

6.3          Running Royalties

(a)           LICENSEE shall pay royalties to LICENSORS of      of the NET SELLING PRICE for each OTHER PRODUCT sold after September 30, 2008 by LICENSEE, its licensed AFFILIATES, or its SUB-LICENSEES or their licensed AFFILIATES in the LICENSED TERRITORY during the TERM.

(b)           LICENSEE shall pay royalties to LICENSORS of          of the NET SELLING PRICE for each T CELL PRODUCT sold by LICENSEE, its licensed AFFILIATES, or its SUB-LICENSEES or their licensed AFFILIATES in the LICENSED TERRITORY during the TERM.

(c)           LICENSEE shall pay royalties to LICENSORS of      of the NET SELLING PRICE for each KIT sold by LICENSEE, its licensed AFFILIATES, or its SUB-LICENSEES or their licensed AFFILIATES in the LICENSED TERRITORY during the TERM. For the avoidance of doubt, if LICENSEE or a SUB-LICENSEE or any of their respective AFFILIATES uses a KIT to make T CELL PRODUCTS, LICENSEE and SUB-LICENSEES shall pay royalties on the NET SELLING PRICE of T CELL PRODUCTS obtained and sold by LICENSEE and its SUB-LICENSEES and their respective AFFILIATES in accordance with Section 6.3(b).

(d)           For the avoidance of doubt, irrespective of the number of LICENSED PATENTS or LICENSED METHODS employed by any ROYALTY-BEARING PRODUCT, only one royalty shall be due and payable under this Section 6.3.

(e)           ***

(i)            ***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(ii)           ***

(f)            If LICENSEE or a SUB-LICENSEE is a party to a patent or other technology license agreement with any THIRD PARTY, which license is employed in the manufacture, use and/or sale of a ROYALTY-BEARING PRODUCT, LICENSEE and its SUB-LICENSEES may reduce the royalty rate applicable hereunder by ***% for each ***

(g)           LICENSEE’S obligation to pay royalties on sales of ROYALTY-BEARING PRODUCTS shall terminate on a country-by-country basis upon the expiration of the last to expire of any LICENSED PATENT in each country. In the event that in any country all the claims within the LICENSED PATENT that cover a particular ROYALTY-BEARING PRODUCT are held invalid or unenforceable in an unappealed or unappealable order, then LICENSEE’S obligation to pay royalties with respect to such ROYALTY-BEARING PRODUCT shall terminate in such country.

(h)           Royalties will not be paid to the LICENSORS, nor shall they be charged or collected, on ROYALTY-BEARING PRODUCTS sold directly to instrumentalities of the U.S. Government. Such sales of ROYALTY-BEARING PRODUCTS with established list or catalog prices shall have their prices reduced by an amount equal to that part of the established price attributable to the royalty.

6.4          SUB-LICENSING REVENUES

LICENSEE shall pay to LICENSORS a share of SUB-LICENSING REVENUES as follows:

(i)

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6.5          Milestone Payments

Except as set forth below, for each CLINICAL PRODUCT, LICENSEE will make payments (“MILESTONE PAYMENTS”) in the manner prescribed in Section 6.6 and in accordance with the following schedule with respect to the following events (each a “MILESTONE EVENT”) sponsored by any of LICENSEE and its AFFILIATES or any SUB-LICENSEE and its respective AFFILIATES:

(a) ***
(b) ***
(c) ***
(d) ***
(e) ***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

With respect to any CLINICAL PRODUCT for which any MILESTONE PAYMENT has been made, LICENSEE and any SUB-LICENSEE shall have no obligation to make the same MILESTONE PAYMENT when and if such party makes any filing (including amendments to the applicable Biological License Application) or obtains any approvals related to the use of the same CLINICAL PRODUCT for indications additional to the indication for which the first MILESTONE PAYMENT(S) for such CLINICAL PRODUCT was (were) made.

***

6.6          Method of Payment

LICENSEE shall send to each LICENSOR its share of running royalties, SUB-LICENSING REVENUE and MILESTONE PAYMENTS that accrue between January 1 and December 31 of each year by March 1 of the following year. The final payment shall be due sixty (60) days after expiration or termination of this LICENSE. All royalty payments shall be accompanied by a sales report, and other payments (including but not limited to SUB-LICENSING REVENUE and MILESTONE PAYMENTS) by appropriate documentation to explain the basis of the payment, in accordance with Section 9.2.

All payments due LICENSORS under this LICENSE shall be made payable in United States dollars as follows:

With respect to NAVY, payments shall be by check or bank draft drawn on a United States bank payable to Department of the Navy and mailed as follows:

Office of Naval Research

Patent Counsel of the Navy

ONR BDCC, Rm 524

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

875 North Randolph Street

Arlington, Virginia 22203-1995

With respect to UM:

Payments shall be made to “The Regents of the University of Michigan.” Payments drawn directly on a U.S. bank may be made by either check to the address in Article 9 or by wire transfer. Any payment drawn on a foreign bank or foreign branch of a U.S. bank shall be made only by wire transfer. Wire transfers shall be made in accordance with the following or any other instructions as may be specified by UM: ***

With respect to DFCI:

Dana-Farber Cancer Institute, Inc.

and mailed to:

***

or if by wire transfer or ACH:

Wire Transfers: ***

ACH Transfers: ***

Conversion of foreign currency shall be in accordance with U.S. generally accepted accounting principles and the standard practice of LICENSEE or the SUB-LICENSEE (as applicable) using exchange rates from a source that is generally accepted in industry, such as the Wall Street Journal, or a major United States bank. Such payments shall be without deduction of exchange, collection, or other charges, and specifically, without deduction of government-imposed fees or taxes, except as permitted in the definition of NET SELLING PRICE and except for withholding taxes, to the extent applicable.

6.7          Late Payments

Payments made by LICENSEE after the due date shall include interest at the rate of *** percent (***%) per month. Further, if the MINIMUM ANNUAL ROYALTY is not timely paid, this LICENSE shall terminate, in accordance with Article 10, if the payment together with the accrued interest and a surcharge of *** percent (***%) of the MINIMUM ANNUAL ROYALTY are not paid before the expiration of the cure period set forth in such Article 10.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

6.8          Retention of Records

LICENSEE agrees to make and keep, and shall require its AFFILIATES and SUB-LICENSEES and their respective AFFILIATES to make and keep, full, accurate and complete books and records (together with supporting documentation) as are necessary to establish its compliance with this Article 6 and to identify licensed AFFILIATES referred to in Section 3.5. Such records shall be retained for at least *** (***) years following the end of the calendar year to which they relate.

6.9          Audits

LICENSEE agrees that LICENSORS may, if LICENSORS so desires at a future time or times, but not more often than once every 12 months, have a duly authorized agent or representative on LICENSORS’s behalf examine all books and records and supporting documentation described in the preceding section, either at LICENSEE’S business premises or at a place mutually agreed upon by LICENSEE and LICENSORS for the sole purpose of verifying reports and payments hereunder. In conducting examinations pursuant to this paragraph, LICENSORS’s representative shall have access to all records that LICENSORS reasonably believes to be relevant to the calculation of royalties under Article 6. If a royalty payment deficiency is determined, LICENSEE shall pay the royalty deficiency outstanding within thirty (30) days of receiving written notice thereof. Payments made by LICENSEE after the due date shall include interest at the rate of *** percent (***%) per month plus a processing fee of *** percent (***%) of any underpayment. Such examination by LICENSORS’s representative shall be at LICENSORS’s expense, except that, if such examination shows an underreporting or underpayment in excess of *** percent (***%) for any twelve (12) month period, then LICENSEE shall pay the cost of such examination. Any overpayment shall be credited against future royalty payments. LICENSORS and its representative shall be required to treat all information received during any such inspection as INFORMATION in accordance with Article 16.

Article 7.                PATENT MARKING AND NONENDORSEMENT

LICENSEE hereby agrees to mark each ROYALTY-BEARING PRODUCT under this LICENSE (or when the character of the product precludes marking, the package containing any such ROYALTY-BEARING PRODUCT) in accordance with applicable law so as to preserve all available patent rights. For OTHER PRODUCTS, LICENSEE agrees to use the label license, substantially in the form attached hereto as Exhibit D (as may be amended from time to time by LICENSEE in its sole discretion). LICENSEE agrees not to create the appearance that any of the LICENSORS endorse LICENSEE’S business or products.

Article 8.                DISCLAIMERS, REPRESENTATIONS, WARRANTIES, AND ACKNOWLEDGMENTS

8.1          Neither the grant of this LICENSE nor anything contained in or related to the grant of this LICENSE is intended nor shall be construed to confer upon LICENSEE or any other person immunity from or defenses under the antitrust laws, a charge of patent misuse, or any other provision of law (of any jurisdiction) by reason of the source of the grant or otherwise.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

8.2          Neither this LICENSE nor anything contained herein is intended nor shall be construed to grant to LICENSEE any kind or nature of rights in any inventions or patents other than the LICENSED INVENTION and the LICENSED PATENTS.

8.3          LICENSEE acknowledges that it is subject to and shall comply with all applicable United States laws, regulations, and Executive orders, pertaining to exporting from the United States. LICENSEE shall not export, or assist others in the export, of any ROYALTY-BEARING PRODUCT or information related to the practice of the LICENSED INVENTION without first (i) having, solely at its own expense, identified and obtained all required export licenses and authorizations, and (ii) having provided copies of all such export licenses and authorizations to LICENSORS.

8.4          Each PARTY represents and warrants to the other PARTIES that (i) such PARTY is a duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (ii) such PARTY has the legal power and authority to execute, deliver and perform this LICENSE; (iii) the execution, delivery and performance by such PARTY of this LICENSE has been duly authorized by all necessary action; (iv) this LICENSE constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; (v) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any agreement binding on such PARTY; and (vi) the execution, delivery and performance of this LICENSE does not contravene any material provision of, or constitute a material default under, any valid order of any court, or any regulatory agency or other body having authority to which such PARTY is subject.

8.5          LICENSORS make no representations or warranties that LICENSED PATENTS are or will be held valid or enforceable, or that the manufacture, importation, use, offer for sale, sale or other distribution of any ROYALTY-BEARING PRODUCTS or LICENSED METHODS will not infringe upon any patent or other rights.

8.6          EXCEPT AS SET FORTH HEREIN, LICENSORS MAKE NO REPRESENTATIONS, EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSUME NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE OR OTHER DISPOSITION BY LICENSEE OR SUB-LICENSEES OF ROYALTY-BEARING PRODUCTS OR LICENSED METHODS. LICENSEE AND SUB-LICENSEES ASSUME THE ENTIRE RISK AS TO PERFORMANCE OF ROYALTY-BEARING PRODUCTS OR LICENSED METHODS.

8.7          Each of DFCI, NAVY, and UM represents and warrants to LICENSEE that (a) it is the owner or joint owner of the DFCI LICENSED PATENTS, the NAVY LICENSED respectively, and

8.8                               IN NO EVENT SHALL ANY PARTY HEREUNDER OR ANY SUB-LICENSEE OR ANY OF THE RESPECTIVE AFFILIATES OF ANY OF THE FOREGOING BE LIABLE TO ANY OTHER FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER RESULTING FROM ANY BREACH OR DEFAULT OF THIS LICENSE.

8.9

Article 9.                                                REPORTS

9.1                               Progress Reports

LICENSEE shall submit annual progress reports on its efforts to achieve PRACTICAL APPLICATION of the LICENSED INVENTION in CLINICAL APPLICATIONS. The first report is due March 1, 2009, and subsequent reports shall be made every twelve (12) months thereafter until such time as the LICENSED INVENTION has been brought to the point of PRACTICAL APPLICATION in CLINICAL APPLICATIONS. Progress reports shall describe in detail LICENSEE’s or, if applicable, its SUB-LICENSEES’ efforts toward carrying out the COMMERCIAL DEVELOPMENT PLAN. Progress reports shall also include a discussion of the actual number of staff and expenditures directed toward the commercialization effort since the preceding report. Progress reports shall also contain: a description of efforts to commercialize the LICENSED INVENTION by any SUB-LICENSEES; information within LICENSEE’s knowledge pertaining to any commercial use being made of the LICENSED INVENTION; and, any other information that LICENSORS and LICENSEE agree is pertinent to the commercialization effort.

9.2                               Sales Reports

LICENSEE shall submit an annual sales report to each of the LICENSORS detailing the sales activity of ROYALTY-BEARING PRODUCTS during the preceding twelve (12)-month period to include: quantities sold; identity of the LICENSED PATENTS covering that ROYALTY-BEARING PRODUCT, NET SELLING PRICE, the exchange rates used to convert foreign currency to United States dollars, and the total amount of running royalties paid for the year. The annual sales report shall be submitted, regardless of the volume of sales, on or before March 1 of each calendar year, with any royalty payments due in accordance with Article 6. A final sales report is due sixty (60) days after the expiration or termination of this LICENSE.

9.3                               Method of Reporting

All reports under this Article 9 shall be submitted to:

With respect to NAVY:

***

With respect to UM:

***

With respect to DFCI:

***

Article 10.                                         TERM, MODIFICATION AND TERMINATION

10.1                        Term

Unless earlier terminated in accordance with the provisions of this Article 10, this LICENSE shall not become effective until the EFFECTIVE DATE and shall thereafter continue until expiration of the TERM. To confirm commencement of the EFFECTIVE DATE, LICENSEE shall promptly deliver a copy of the ASSIGNMENT AND ASSUMPTION AGREEMENT to LICENSORS after execution thereof.

10.2                        Termination by Mutual Agreement

Any termination of this LICENSE by mutual agreement shall be evidenced in writing and signed by all of the PARTIES.

10.3                        Termination of LICENSE by LICENSORS

Subject to the terms of this Article 10, this LICENSE may be terminated in its entirety by all of the LICENSORS if all LICENSORS sign a termination notice indicating that:

(a)                                 Except in the case of a breach of Section 5.2 (which will be governed by such section), all of the LICENSORS have determined that LICENSEE or if applicable, a SUB-LICENSEE cannot demonstrate to the reasonable satisfaction of LICENSORS that it or a SUB-LICENSEE is exercising due diligence to achieve PRACTICAL APPLICATION of the LICENSED INVENTION in accordance with the terms of this LICENSE;

(b)                                 All of the LICENSORS have determined that such action is necessary to meet requirements for public use as specified in Federal regulations issued after the date of this

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

LICENSE and such requirements are not reasonably being satisfied by LICENSEE;

(c)                                  LICENSEE willfully made a false statement of a material fact in any report required by this LICENSE;

(d)                                 LICENSEE has been found by a court of competent jurisdiction in final or unappealable decision to have violated Federal antitrust laws or any other provision of law in connection with its performance under this LICENSE;

(e)                                  Except in the case of a breach of Section 5.2 (which will be governed by such section), all of the LICENSORS have determined that LICENSEE has committed a material breach of a covenant contained in this LICENSE;

(f)                                   All of the LICENSORS have determined that LICENSEE has defaulted in the payment of any amount due to LICENSORS; or

(g)                                  LICENSEE has asserted the invalidity or unenforceability of any claim included in the LICENSED PATENTS, including by way of litigation or administrative proceedings, either directly or through any other party;

in each case, which violation LICENSEE fails to cure as set forth in Section 10.6.

10.4                        Termination of LICENSED PATENTS by LICENSORS

(a)                                 Subject to the terms of this Article 10, this LICENSE may be terminated with respect to a SOLELY-OWNED LICENSED PATENT, in which event such patent will be removed from the list of LICENSED PATENTS in the applicable exhibit to this LICENSE, by a single LICENSOR solely with respect to the SOLELY-OWNED LICENSED PATENTS owned by such LICENSOR if:

(i)                                     Except in the case of a breach of Section 5.2 (which will be governed by such section), LICENSEE commits a material breach of a covenant contained in this LICENSE with respect to such SOLELY-OWNED LICENSED PATENTS; or

(ii)                                  LICENSEE defaults in the payment of any amount due to such LICENSOR with respect to such SOLELY-OWNED LICENSED PATENTS;

in each case, which violation LICENSEE fails to cure as set forth in Section 10.6.

(b)                                 Subject to the terms of this Article 10, this LICENSE may be terminated with respect to a JOINTLY-OWNED LICENSED PATENT, in which event such patent will be removed from the list of LICENSED PATENTS in the applicable exhibits to this LICENSE, by LICENSORS solely with respect to the JOINTLY-OWNED LICENSED PATENTS owned by such applicable LICENSORS if all such LICENSORS sign a termination notice indicating that:

(i)                                     Except in the case of a breach of Section 5.2 (which will be governed by such section), LICENSEE commits a material breach of a covenant contained in this LICENSE with respect to such JOINTLY-OWNED LICENSED PATENTS; or

(ii)                                  LICENSEE defaults in the payment of any amount due to such LICENSORS with respect to such JOINTLY-OWNED LICENSED PATENTS;

in each case, which violation LICENSEE fails to cure as set forth in Section 10.6.

10.5                        Termination for Failure of Due Diligence

Subject to the terms of Section 5.6, in the event that LICENSORS are entitled to terminate this LICENSE pursuant to Section 5.2(b) for LICENSEE’s failure to satisfy the due diligence obligations in Section 5.2(a), LICENSORS’ right to terminate shall be limited to termination with respect to CLINICAL APPLICATIONS only;

10.6                        Procedures for Termination by LICENSORS

(a)                                 Before LICENSORS may terminate this LICENSE, in whole or in part, for any reason other than by mutual agreement or as contemplated in Section 5.2(b), LICENSORS shall furnish LICENSEE and each SUB-LICENSEE of record a written notice of intention to terminate stating the reason(s) therefor. LICENSEE and any SUB-LICENSEE shall be allowed ninety (90) calendar days, or sixty (60) calendar days with respect to any payment defaults, after the date of the notice to remedy any deficiency stated in the notice as the reason for termination or to show cause why this LICENSE should not be terminated.

(b)                                 If the deficiency is on the part of LICENSEE, and LICENSEE has not remedied all deficiencies stated in the notice within the applicable notice period, then this LICENSE shall terminate upon the expiration of the notice period stated in Section 10.6(a).

(c)                                  If the deficiency is on the part of a SUB-LICENSEE, and such SUB-LICENSEE has not remedied all deficiencies stated in the notice within the notice period, then termination of the applicable SUB-LICENSE promptly upon the expiration of the applicable period stated in the Section 10.6(a) shall constitute a cure of such default with respect to LICENSEE, subject to Section 5.6.

(d)                                 LICENSEE has a right to appeal, in accordance with procedures described in Section 17.1, any decision or determination by the LICENSORS concerning the interpretation, modification, and/or termination (in whole or in part) of this LICENSE.

10.7                        Termination by LICENSEE

LICENSEE may terminate this LICENSE by providing at least thirty (30) calendar days’ written notice of termination to LICENSORS. LICENSEE’s written notice shall specify the effective date of termination.

10.8                        MINIMUM ANNUAL ROYALTY Termination

This LICENSE shall automatically terminate at midnight on the expiration of the sixty (60) day cure period commencing on the date of receipt of written notice if the MINIMUM ANNUAL ROYALTY for any calendar year, together with any interest and surcharge that may be due as prescribed in Article 6, has not been paid.

10.9                        Effect of Termination

In the event of any termination of this LICENSE, LICENSEE, its SUB-LICENSEES and their respective AFFILIATES shall have the right for six (6) months following the date of termination to sell or otherwise dispose of the stock of any ROYALTY-BEARING PRODUCTS subject to this LICENSE then on hand, subject to the right of LICENSORS to receive payment thereon as provided herein.

All rights and obligations of the PARTIES set forth herein that expressly or by their nature survive the expiration or termination of this LICENSE, including at least the provisions of this Section 10.9, Section 12(e) and Articles 15, 16 and 17, shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this LICENSE until they are satisfied or by their nature expire and shall bind the PARTIES and their legal representatives, successors, and permitted assigns.

Article 11.                                         NOTICES

(a)                                 All notices required under this LICENSE shall be considered timely made, if properly addressed, (i) at the time personally delivered; or (ii) on the day of transmission by facsimile, confirmed by notice by any of the other methods described herein; or (iii) upon receipt if sent via commercial overnight delivery service.

(b)                                 Except as otherwise provided in Sections 6.6 and 9.3, all communications and notices required to be made to LICENSORS shall be addressed as follows:

With respect to NAVY:

***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

With respect to UM:

***
Attn: ***
Telephone: ***
Facsimile: ***

With respect to DFCI:

***

(c) All communications and notices required to be made to LICENSEE shall be addressed as follows:

***
Attention: ***
Telephone: ***
Facsimile: ***

with a copy to:	General Counsel, at the same address

(d)           LICENSEE agrees to report promptly to LICENSORS any changes in mailing address or name during the term of this LICENSE.

Article 12.              SUB-LICENSING

LICENSEE may grant sub-licenses of the LICENSED PATENTS in the FIELD upon such terms and conditions that LICENSEE may negotiate with its SUB-LICENSEES subject to the following requirements and restrictions:

(a)           LICENSEE shall have the right to grant sub-licenses to SUB-LICENSEES only pursuant to written, executed agreements,

                                                                                                                          Each SUB-LICENSE AGREEMENT shall make express reference to this LICENSE and the rights retained by LICENSORS.

Any SUB-LICENSE AGREEMENT shall expressly include the provisions of Sections 13.4, 15, 17.6, and 17.7 for the benefit of LICENSORS and HHMI.

(b)           Such sub-licenses may be granted (at the discretion of the applicable GRANTOR)

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

through its IP HOLDING COMPANY; provided that the GRANTOR is responsible for the compliance of the IP HOLDING COMPANY and any SUB-LICENSEE with the terms of all upstream license agreements.

(c)           Before any sub-license is issued by LICENSEE or any SUB-LICENSEE, the written approval of the LICENSORS shall first be obtained for each SUB-LICENSE AGREEMENT, which approval will not be unreasonably withheld, conditioned or delayed. Approval will be deemed to have been given if fifteen (15) business days after the delivery of the proposed SUB-LICENSE AGREEMENT to the LICENSORS, LICENSEE has not received any notice withholding approval, and providing an explanation therefor. A copy of the final executed SUB-LICENSE AGREEMENT will also be provided by LICENSEE to LICENSORS.

(d)           LICENSEE shall ensure that nothing in any SUB-LICENSE AGREEMENT derogates any provision of this LICENSE and that no provision of any SUB-LICENSE AGREEMENT is contrary to any applicable law or regulation.

(e) To the extent provided in the applicable SUB-LICENSE AGREEMENT, and subject to the applicable SUB-LICENSEE being in material compliance with the terms of its SUB-LICENSE AGREEMENT and applicable terms of this LICENSE, any sub-licenses granted by LICENSEE pursuant to a SUB-LICENSE AGREEMENT shall survive termination of the licenses granted to LICENSEE in Sections 3.1 through 3.3 or termination of this LICENSE and shall be assigned to LICENSORS as of the date of such termination.

(f)            The granting of any sub-license by LICENSEE shall in no way relieve LICENSEE from any of the requirements or restrictions of this LICENSE.

(g)           LICENSEE shall be permitted to grant to SUB-LICENSEES the right to extend the sub-licenses to one or more AFFILIATES of such SUB-LICENSEE subject to the terms and conditions hereof (without such extension being deemed an additional sub-license and without such AFFILIATES being deemed a separate SUB-LICENSEE for purposes of the payment obligations under Article 6 hereof or the corresponding provisions of any SUB-LICENSE AGREEMENT), provided that (i) the AFFILIATE is not directly or indirectly controlled by a foreign company, corporation, association, business or government, and (ii) the AFFILIATE has agreed in writing to comply with the terms and conditions hereof, and LICENSEE provides notice and copies of the foregoing to LICENSORS with its reports due under Section 6.6.

Article 13.              RESERVATION OF RIGHTS

13.1        LICENSORS reserve the right to require LICENSEE or any exclusive SUB-LICENSEES to promptly grant sub-licenses to responsible applicants on reasonable terms when necessary to fulfill health and safety needs of the public to the extent such needs are not being reasonably satisfied by LICENSEE and its SUB-LICENSEES. LICENSEE agrees to grant, and to cause such exclusive SUB-LICENSEES to grant, such sub-licenses and to defer to the reasonable determination of LICENSORS that the health and safety needs of the public are not being reasonably satisfied.

13.2        To the extent provided by 35 U.S.C. § 200 et. seq., this LICENSE is subject to the irrevocable, royalty-free right of the Government of the United States to practice and have practiced the LICENSED INVENTION throughout the world by or on behalf of the United States and by or on behalf of any foreign government or intergovernmental or international organization pursuant to any existing or future treaty or agreement with the Government of the United States.

13.3        (a) Without limiting any other rights it may have, UM specifically reserves the right to practice the UM LICENSED PATENTS for research, and/or internal educational purposes, and the right to grant the same limited rights to other academic non-profit research institutions.

(b) Without limiting any other rights it may have, DFCI specifically reserves the right to practice the DFCI LICENSED PATENTS for research, and/or internal educational purposes. LICENSEE agrees not to assert the DFCI LICENSED PATENTS against any academic non-profit research institution on account of the practice of the DFCI LICENSED PATENTS by such institution for research and/or internal educational purposes. This foregoing agreement to not assert does not extend to any commercial use.

(c) The rights reserved in Sub-sections (a) and (b) above expressly exclude any commercial use of the UM LICENSED PATENTS or the DFCI LICENSED PATENTS.

13.4        LICENSEE acknowledges that it has been informed that the UM LICENSED PATENTS were developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable license to use the UM LICENSED PATENTS for HHMI’s research purposes, but with no right to assign or sub-license (the “HHMI License”).

13.5        LICENSEE acknowledges and agrees that there are no implied licenses granted under this LICENSE, including with respect to any other patents or intellectual property which any of the LICENSORS may own or control.

Article 14.              PROSECUTION AND LITIGATION

14.1        All THIRD PARTY costs related to filing, prosecuting and maintaining the LICENSED PATENTS shall be paid by LICENSEE. LICENSEE shall be responsible for and manage the filing, prosecution and maintenance of LICENSED PATENTS. Notwithstanding the preceding, LICENSEE shall have no right to file, prosecute or maintain any claim in the LICENSED PATENT which is outside the FIELD

                                                                                                                                                 . If any LICENSED PATENT having claims the practice of which would be both inside and outside the FIELD, (a) that PARTY shall notify the others and (b) LICENSORS and LICENSEE shall reasonably and closely cooperate in the prosecution thereof, with the proviso that LICENSEE shall control final decisions with respect to claims in the FIELD. In such event, LICENSEE would have no obligation to pay for any THIRD PARTY costs (including attorneys fees and expenses) associated with prosecuting or maintaining any claims the practice of which would be outside the FIELD. LICENSEE shall keep LICENSORS reasonably updated on the prosecution of the LICENSED PATENTS, including by providing copies of all documents sent to or received from any government patent office.
                                                                                                         LICENSORS and LICENSEE shall cooperate to efficiently facilitate the exchange of such information.

14.2        LICENSEE                                                                                      shall be entitled to decline to continue to file, prosecute or maintain any patent within the LICENSED PATENTS. In such event, LICENSEE shall provide sixty (60) days written notice to LICENSORS to allow appropriate LICENSOR(S) to sustain the filing, prosecution or maintenance on its/their own account. Any such unfunded patent shall be thereafter excluded from the LICENSED PATENTS.

14.3        LICENSEE shall have the first right, but not the obligation, to enforce the LICENSED PATENTS to prosecute infringers in the FIELD.

Each LICENSOR has a second right
                                     but not the obligation, to enforce the LICENSED PATENTS in which it has an ownership interest. If required by law to bring or maintain any such infringement action, each PARTY shall join any infringement action brought or intended to be brought by any other PARTY (the “enforcing PARTY”) in the FIELD upon the enforcing PARTY’s request. The enforcing PARTY shall be responsible for all costs and expenses, including those of other PARTIES, incurred in any enforcement action, to be paid on an ongoing basis, such costs and expenses to include reasonable attorneys’ fees, even if that PARTY is not a named party in the lawsuit, but only to the extent that such expenses are incurred in providing cooperation requested by the enforcing PARTY. The enforcing PARTY shall provide reasonable litigation counsel to each non-enforcing PARTY, which counsel may, at the option of the enforcing PARTY, be the same counsel retained by the enforcing PARTY so long as such counsel agrees to treat the non-enforcing PARTY as a client and reasonable conflict of interest protections are afforded. The PARTIES to the lawsuit shall cooperate to reasonably control the overall expenses of such lawsuit, keeping in mind that the enforcing PARTY shall control the enforcement action, and that LICENSEE shall have no obligation to provide separate litigation counsel for any non-enforcing PARTY unless (i) an actual conflict of interest can be reasonably demonstrated by the non-enforcing PARTY, or (ii) the selected litigation counsel is reasonably unacceptable to the non-enforcing PARTY.

Each PARTY agrees that it shall reasonably cooperate, at the enforcing PARTY’s expense, in any enforcement action. LICENSEE shall require provisions in its SUB-LICENSE AGREEMENT so as to effect these provisions.

Article 15               INDEMNIFICATION

15.1        DFCI

(a)           LICENSEE shall indemnify, defend and hold harmless DFCI and its trustees, officers, medical and professional staff, employees and agents and their respective successors, heirs and assigns (the “DFCI INDEMNITEES”), against any liability, damage, loss or expense (including reasonable attorneys’ fees and expenses of litigation) incurred by or imposed upon the DFCI INDEMNITEES, or any one of them, in connection with any THIRD PARTY claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce, lease or promotion by LICENSEE or by a SUB-LICENSEE, AFFILIATE or agent of LICENSEE, of any product, process or service relating to, or developed pursuant to this LICENSE or (ii) arising out of any other activities to be carried out by LICENSEE, its SUB-LICENSEES or their respective AFFILIATES pursuant to this LICENSE.

(b)           LICENSEE’s indemnification under Section 15.1(a) shall not apply to any liability, damage, loss or expense to the extent that it is attributable to (i) the negligent activities of the DFCI INDEMNITEES, (ii) the intentional wrongdoing or intentional misconduct of the DFCI INDEMNITEES, (iii) any DFCI INDEMNITEE’s use of any ROYALTY-BEARING PRODUCT or LICENSED METHOD, or (iv) any DFCI INDEMNITEE’s exercise of any rights reserved hereunder.

(c)           At such time as any product, process or service relating to, or developed pursuant to, this LICENSE is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by LICENSEE or by a SUB-LICENSEE, AFFILIATE or agent of LICENSEE, LICENSEE shall, at its sole cost and expense, procure and maintain policies of product liability insurance in amounts not less than $*** per incident and $*** annual aggregate and naming DFCI as an additional insured. If LICENSEE elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $*** annual aggregate), such self-insurance program must be acceptable to DFCI and DFCI’s associated Risk Management Foundation. The minimum amounts of insurance coverage required under these provisions shall not be construed to create a limit of LICENSEE’s liability with respect to its indemnification obligation under Section 15.1(a) of this LICENSE.

(d)           LICENSEE shall provide DFCI with written evidence of such insurance upon request of DFCI. LICENSEE shall provide DFCI with written notice at least *** days prior to the cancellation, non-renewal or material change in such insurance; if LICENSEE does not obtain replacement insurance providing comparable coverage within such *** day period, or a self-insurance program described in Section 15.1(c), DFCI shall have the right to terminate this LICENSE pursuant to Article 10.

(e)           LICENSEE shall maintain such product liability insurance beyond the expiration or termination of this LICENSE during (i) the period that any product, process, or service, relating to, or developed pursuant to, this LICENSE is being commercially distributed or sold

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(other than for the purpose of obtaining regulatory approvals) by LICENSEE or by a licensee, affiliate or agent of LICENSEE and (ii) a reasonable period after the period referred to in clause (i) above which in no event shall be less than fifteen (15) years.

(f)            In the event any such action is commenced or claim made or threatened against DFCI or other DFCI INDEMNITEES as to which LICENSEE may be obligated to indemnify it (them) or hold it (them) harmless, DFCI or the other DFCI INDEMNITEES shall promptly notify LICENSEE of such event. LICENSEE shall assume the defense of, and may settle, with counsel of its own choice and at its sole expense, that part of any such claim or action commenced or made against DFCI (or other DFCI INDEMNITEES) which relates to LICENSEE’s indemnification, and LICENSEE may take such other steps as may be necessary to protect itself. Any DFCI INDEMNITEE may participate in the defense of any such claim or action with counsel of its own choice, but the fees and expenses of such counsel shall be borne solely by such DFCI INDEMNITEE. LICENSEE shall not be liable to DFCI or other DFCI INDEMNITEES on account of any settlement of any such claim or litigation effected without LICENSEE’s prior written consent. The right and obligation of LICENSEE to assume the defense of any action shall be limited to that part of the action commenced against DFCI and/or DFCI INDEMNITEES that relates to LICENSEE’s obligation of indemnification and holding harmless. Any other part of any such action shall be defended by the DFCI INDEMNITEE at its own cost and expense.

(g)           This Section 15.1 shall survive expiration or termination of this LICENSE.

15.2        UM

(a)           LICENSEE shall defend, indemnify and hold harmless and shall require SUB-LICENSEES to defend, indemnify and hold harmless UM, including its Regents, fellows, officers, employees, students, and agents (the “UM INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’ fees and other litigation expenses) (collectively “UM CLAIMS”), resulting from death, personal injury, illness, property damage, or products liability arising from or in connection with, any of the following: (1) any manufacture, use, sale or other disposition by LICENSEE, SUB-LICENSEES, their respective AFFILIATES or transferees of ROYALTY-BEARING PRODUCTS or LICENSED METHOD; and (2) the use by any person of ROYALTY-BEARING PRODUCTS made, used, sold or otherwise distributed by LICENSEE or SUB-LICENSEES or their respective AFFILIATES.

(b)           UM is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such UM CLAIMS.

(c)           The indemnification referred to in Section 15.2(a) shall not apply to any such UM CLAIMS resulting from (i) any UM INDEMNITEE’s use of any ROYALTY-BEARING PRODUCT or LICENSED METHOD or (ii) the exercise of any rights reserved hereunder.

(d)           LICENSEE shall not be obligated to indemnify UM under Section 15.2(a) after any unappealed or unappealable order of a court of competent jurisdiction holds that the UM CLAIM was legally caused solely by the gross negligence or willful misconduct by UM. The applicability of Section 15.2(a) shall not be affected for any time period prior to any such order referred to in the prior sentence.

(e)           In connection with any UM CLAIMS for which UM seeks indemnification from LICENSEE in accordance with this Section 15.2, UM: (i) shall give LICENSEE prompt written notice of the UM CLAIM; provided, however, that failure to provide such notice shall not relieve LICENSEE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with LICENSEE, at LICENSEE’s expense, in connection with the defense and settlement of the UM CLAIM; and (iii) shall permit LICENSEE to control the defense and settlement of the UM CLAIM; provided, however, that LICENSEE shall not settle any such UM CLAIM with an admission of liability of UM without UM’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f)            Prior to any distribution or commercial use of any ROYALTY-BEARING PRODUCT or commercial use of any LICENSED METHODS by LICENSEE or its AFFILIATES, LICENSEE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, HHMI and UM with respect to the events covered by Section 15.2(a) and 15.3. Prior to any distribution or commercial use of any ROYALTY-BEARING PRODUCT or commercial use of any LICENSED METHOD by a SUB-LICENSEE or its AFFILIATES, LICENSEE shall require that the SUB-LICENSEE purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, SUB-LICENSEE, HHMI and UM with respect to the events covered by Sections 15.2(a) and 15.3. Each such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED METHOD used and any ROYALTY-BEARING PRODUCTS manufactured, used, sold, licensed or otherwise distributed by LICENSEE and its AFFILIATES — or, in the case of a SUB-LICENSEE’s policy, by said SUB-LICENSEE and its AFFILIATES — and must specify UM, including its Regents, fellows, officers and employees, and HHMI Indemnitees as additional insureds. LICENSEE shall furnish certificate(s) of such insurance to UM, upon request.

15.3        HHMI

HHMI and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by LICENSEE and SUB-LICENSEES from and against any THIRD PARTY claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “Claims”), based upon, arising out of, or otherwise relating to the exercise by LICENSEE or any SUB-LICENSEE of the license hereunder of the UM PATENTS, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any Claim that (i) results from the exercise of any rights reserved under Section 13.4 above, or (ii) is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee.

15.4                        NAVY

(a)                                 LICENSEE shall defend, indemnify and hold harmless and shall require SUB-LICENSEES to defend, indemnify and hold harmless NAVY, its employees and contractors (collectively the “NAVY INDEMNITEES”), for and against any and all THIRD PARTY claims, demands, damages, losses, and expenses of any nature (including reasonable attorneys’ fees and other litigation expenses) (collectively “NAVY CLAIMS”), resulting from death, personal injury, illness, property damage or products liability arising from or in connection with, any of the following: (1) any manufacture, use, sale or other disposition by LICENSEE, SUB-LICENSEES, their respective AFFILIATES or transferees of ROYALTY-BEARING PRODUCTS or LICENSED METHOD; and (2) the use by any person of ROYALTY-BEARING PRODUCTS made, used, sold or otherwise distributed by LICENSEE or SUB-LICENSEES or their respective AFFILIATES.

(b)                                 NAVY is entitled to participate at its option and expense through counsel of its own selection, and may join in any legal actions related to any such NAVY CLAIMS.

(c)                                  The indemnification referred to in Section 15.4 (a) shall not apply to any such NAVY CLAIMS resulting from (i) any NAVY INDEMNITEE’S use of any ROYALTY-BEARING PRODUCT or LICENSED METHOD or (ii) the exercise of any rights reserved hereunder.

(d)                                 LICENSEE shall not be obligated to indemnify NAVY under Section 15.4(a) for NAVY CLAIMS determined to be legally caused solely by the gross negligence or willful misconduct by NAVY in the unappealable final judgment of a court of competent jurisdiction. Section 15.4(a) shall remain applicable at all times prior to any such unappealable final judgment.

(e)                                  In connection with any NAVY CLAIMS for which NAVY seeks indemnification from LICENSEE in accordance with this Section 15.4, NAVY: (i) shall give LICENSEE prompt written notice of the NAVY CLAIM; provided, however, that failure to provide such notice shall not relieve LICENSEE from its liability or obligation hereunder, except to the extent of any material prejudice as a direct result of such failure; (ii) shall cooperate with LICENSEE, at LICENSEE’S expense, in connection with the defense and settlement of the NAVY CLAIM; and (iii) shall permit LICENSEE to control the defense and settlement of the NAVY CLAIM; provided, however, that LICENSEE shall not settle any such NAVY CLAIM with an admission of liability of NAVY INDEMNITEES without NAVY’s written approval, which shall not be unreasonably withheld, conditioned or delayed.

(f)                                   Prior to any distribution or commercial use of any ROYALTY-BEARING PRODUCT or commercial use of any LICENSED METHODS by LICENSEE or its AFFILIATES, LICENSEE shall purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, and NAVY with respect to the events covered by Section 15.4(a). Prior to any distribution or commercial use of any ROYALTY-BEARING PRODUCT or commercial use of any LICENSED METHOD by a SUB-LICENSEE or its AFFILIATES, LICENSEE shall require that the SUB-LICENSEE purchase and maintain in effect commercial general liability insurance, including product liability insurance and errors and omissions insurance which shall protect LICENSEE, SUB-LICENSEE, and NAVY with respect to the events covered by Sections 15.4(a). Each such insurance policy must provide reasonable coverage for all claims with respect to any LICENSED METHOD used and any ROYALTY-BEARING PRODUCTS manufactured, used, sold, licensed or otherwise distributed by LICENSEE and its AFFILIATES — or, in the case of a SUB-LICENSEE’s policy, by said SUB-LICENSEE and its AFFILIATES — and must specify NAVY INDEMNITEES as additional insureds. LICENSEE shall furnish certificate(s) of such insurance to NAVY, upon request.

15.5                        NAVY, UM and DFCI acknowledge and agree that the obligations to obtain insurance under Sections 15.1(c), 15.2(f) and 15.4(f) may be satisfied using the same insurance policies; provided such policies meet the requirements of such sections.

Article 16                                            CONFIDENTIALITY

16.1                        From the EFFECTIVE DATE until *** (***) years after the termination or expiration of the LICENSE, each RECIPIENT shall:

(i)             limit dissemination of the DISCLOSER’s INFORMATION to those of the RECIPIENT’s and its respective AFFILIATES’ directors, officers, employees, agents, shareholders, and subcontractors who have a reasonable need to know such INFORMATION, provided that any disclosure by a LICENSOR of any progress report provided hereunder or any COMMERCIAL DEVELOPMENT PLAN to any of LICENSOR’S and its AFFILIATES’ directors, officers, employees, agents, shareholders, and/or subcontractors will be only to the extent that such disclosure was necessary to enable such LICENSOR to exercise its rights or perform its obligations under this LICENSE;

(ii)          maintain INFORMATION of the DISCLOSER in confidence and not disclose such INFORMATION to any THIRD PARTY (other than as set forth in Section 16.2 and as above); and

(iii)       use such INFORMATION only to the extent necessary for it to exercise its rights and perform its obligations under this LICENSE and other written and executed agreements pertaining to the LICENSED PATENTS between such LICENSOR and the inventors of the LICENSED PATENTS.

16.2                        (a) Notwithstanding the provisions of Section 16.1, (i) if a RECIPIENT is compelled to disclose any DISCLOSER’s INFORMATION by law or order of a court of competent jurisdiction, or (ii) if it is reasonably necessary in the reasonable opinion of a RECIPIENT’s legal counsel to disclose INFORMATION to comply with applicable laws (including compliance with any applicable securities regulation, stock exchange or NASDAQ disclosure requirements and for tax reporting purposes), then any such disclosure to the extent so compelled or required shall not be a breach hereunder; provided that reasonable advance notice is given to the DISCLOSER to permit the DISCLOSER a reasonable opportunity to obtain all applicable governmental or judicial protection available for like material, and the RECIPIENT will reasonably cooperate with the DISCLOSER, at the expense of the DISCLOSER with respect thereto.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

(b)                                 Notwithstanding the provisions of Section 16.1, LICENSEE                                                           may use and disclose INFORMATION of LICENSORS in order:

(iv)      to make filings and submissions to, or correspond or communicate with, the U.S. Food and Drug Agency or any clinical registry, including for purposes of obtaining authorizations to conduct clinical trials of, and to commercialize, ROYALTY-BEARING PRODUCTS pursuant to this LICENSE.

LICENSEE shall use INFORMATION of LICENSORS and make the foregoing disclosures only to the extent necessary in the reasonable opinion of such party’s legal counsel, and shall use reasonable commercial efforts to obtain confidential treatment for such disclosures, and LICENSEE shall require the same of SUB-LICENSEES.

(c)                                  Notwithstanding the provisions of Section 16.1, LICENSEE and SUB-LICENSEES may use and disclose INFORMATION of LICENSORS to:

(i)                                     investors and potential investors; and

(ii)

LICENSEE and SUB-LICENSEES shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligations are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(d)                                 Notwithstanding the provisions of Section 16.1, each LICENSOR may disclose:

(i)                                     this LICENSE (and royalty reports provided by LICENSEE hereunder) to the inventors of the LICENSED PATENTS, provided that in no event shall such disclosure include the COMMERCIAL DEVELOPMENT PLAN attached hereto or any progress reports or other reports containing INFORMATION of LICENSEE or any SUB-LICENSEE;

(ii)                                  Sections 1.8, 1.10, 1.19, 1.22, 1.36, 3.1, 3.2, 3.3, 13.2-13.4, and Exhibits A, B and C of this LICENSE to any THIRD PARTY who has been granted a license outside the FIELD under such LICENSOR’S interest in any of the LICENSED PATENTS; and

(iii)                               this LICENSE (and royalty reports provided by LICENSEE hereunder) to

HHMI, provided that in no event shall such disclosure include any progress reports or other reports containing INFORMATION of LICENSEE or any SUB-LICENSEE. LICENSEE acknowledges that UM is required to provide this LICENSE to HHMI prior to execution and UM represents that it has done so.

Any LICENSOR shall make the foregoing disclosures only pursuant to written, executed confidentiality agreements in which the use and confidentiality obligation are no less burdensome than those hereunder, and expressly limiting onward disclosure to the counterparty’s financial and legal advisors, and then only under an equivalent or more burdensome obligation of non-disclosure and limited use.

(e)                                  Notwithstanding the provisions of Section 16.1, each LICENSOR may disclose, without burden of confidentiality or limited use, the substance of Sections 1.8, 1.19, 1.22, 1.36, 13.2-13.4, and Exhibits A, B and C of this LICENSE to any employee of such LICENSOR or THIRD PARTY who has a reasonable need to know the extent of the rights reserved in Sections 13.2-13.4.

LICENSEE agrees to give reasonable consideration to any reasonable request of any LICENSOR to permit disclosure of INFORMATION to a THIRD PARTY requesting the same for the purpose of demonstrating compliance with any agreement relating to the LICENSED PATENTS. Any such disclosure shall be subject to reasonable controls, including the restrictions in the immediately preceding paragraph.

16.3                        This Article 16 will survive termination or expiration of this LICENSE.

Article 17.                                         GENERAL PROVISIONS

17.1                        Governing Law; Dispute Resolution

(a)                                 This LICENSE shall be governed by and construed in accordance with applicable United States Federal Law, Regulations, Directives, and Instructions.

(b)                                 Any dispute between LICENSEE and UM and/or DFCI pertaining to the interpretation of this LICENSE, or the breach thereof, shall be settled by binding arbitration in the city of Washington, D.C., administered by the American Arbitration Association in accordance with its commercial arbitration rules, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The administrative charges, arbitrators’ fees, and related expenses of any arbitration shall be paid equally by LICENSEE, UM and DFCI (or the applicable parties to the dispute), but each shall be responsible for any costs or expenses incurred in presenting such PARTY’s case to the arbitrators, such as attorney’s fees or expert witness fees.

(c)                                  LICENSEE has a right to appeal, in accordance with procedures prescribed by the Chief of Naval Research, any dispute between LICENSEE and NAVY concerning the interpretation, modification, and/or termination (in whole or in part) of this LICENSE.

(d)                                 Notwithstanding the PARTIES’ agreement to arbitrate, the PARTIES hereby agree that a PARTY may apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief to enforce or prevent any violation of the provisions of Article 16 of the LICENSE.

(e)          Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the arbitration procedures set forth above.

17.2                        Complete Agreement

Upon effectiveness hereof, this LICENSE constitutes the complete understanding and agreement between the PARTIES and supersedes any prior understanding or written or oral agreement relative to the subject matter of this LICENSE, including, without limitation, the WYETH LICENSE AGREEMENTS.

17.3                        Severability

The illegality or invalidity of any provision of this LICENSE shall not impair, affect, or invalidate any other provision of this LICENSE.

17.4                        Interpretation of Headings

Headings of the Articles or Sections of this LICENSE are for convenience of reference only and do not form a part of this LICENSE and shall in no way affect the interpretation thereof.

17.5                        Independent Parties/Entities

The relationship of the PARTIES is that of independent parties and not as agents of each other, partners, or participants in a joint venture. Each of the PARTIES shall maintain sole and exclusive control over their respective personnel and operations.

17.6                        Third Party Beneficiary

HHMI is not a party to this LICENSE and has no liability to any licensee, SUB-LICENSEE, or user of anything covered by this LICENSE, but HHMI is an intended third-party beneficiary of this LICENSE and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

17.7                        Use of Names

LICENSEE agrees to refrain from using and to require SUB-LICENSEES to refrain from using the name of UM, DFCI, NAVY and HHMI in publicity or advertising without the prior written approval of UM, DFCI, NAVY or HHMI, whichever the case may be. Reports in scientific literature and presentations of joint research and development work are not publicity. Notwithstanding this provision, without prior written approval of UM or DFCI or NAVY, LICENSEE and SUB-LICENSEES may state publicly that ROYALTY-BEARING PRODUCTS and LICENSED METHODS were developed by LICENSEE based upon invention(s) developed at UM, DFCI and NAVY and/or that the LICENSED PATENTS were licensed from UM, DFCI or NAVY.

Signature Page Follows

Article 18.                                         SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this LICENSE to be executed by their authorized representatives.

For Invitrogen Corporation	For the Department of the Navy

I, the undersigned, am authorized to bind Invitrogen Corporation to this LICENSE and do so by affixing my signature hereto.	I, the undersigned, in accordance with 35 USC 209, am authorized to bind the United States Department of the Navy to this LICENSE and do so by affixing my signature hereto.

By:	By:
(signature)	(signature)

Typed Name: Stuart P. Hepburn	Typed Name:	J. CHRISTOPHER DANIEL CAPT, MC, USN
	Title:	Commanding Officer
Title: Vice President		Naval Medical Research Center

For the Regents of the University of Michigan	For Dana Farber Cancer Institute, Inc.

I, the undersigned, am authorized to bind the Regents of the University of Michigan to this LICENSE and do so by affixing my signature hereto.	I, the undersigned, am authorized to bind Dana Farber Cancer Institute, Inc. to this LICENSE and do so by affixing my signature hereto.

By:	By:
(signature)	(signature)

Typed Name:	Typed Name:

Title:	Title:

EXHIBIT A

DFCI LICENSED PATENTS

Application No /				Grant
Patent No	Country	Title and Inventors	Filing Date	date
***	***	***	***	***

***	***	***	***	***

***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT B

NAVY LICENSED PATENTS

Application No /				Grant
Patent No	Country	Title and Inventors	Filing Date	date
***	***	***	***	***

***	***	***	***	***

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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***	***	***	***

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***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***	***	***

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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***	***	***

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***	***	***	***

***	***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT C

UM LICENSED PATENTS

Application No /				Grant
Patent No	Country	Title and Inventors	Filing Date	date
***	***	***	***

***	***	***	***

***	***	***	***	***

***	***	***	***	***

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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Application No /				Grant
Patent No	Country	Title and Inventors	Filing Date	date
***	***	***	***

***	***	***	***	***

***	***	***	***

***	***	***	***

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***	***	***	***

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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Application No /				Grant
Patent No	Country	Title and Inventors	Filing Date	date
***	***	***	***	***

***	***	***	***	***

***	***	***	***

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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT D

LABEL LICENSE

The purchase of this product conveys to the buyer the non-transferable right to practice the method claims in United States Patents numbered 6,352,694; 6,534,055; 6,692,964; 6,887,466; 6,905,681; 7,067,318; 7,144,575; 7,172,869; and 7,175,843, and foreign equivalents thereof, in use of the purchased amount of the product and components of the product in research conducted by the buyer (whether the buyer is an academic or for-profit entity) other than research directed to developing, making, using, selling, and offering to sell pharmaceutical products containing CTLA4-Ig or a mutant thereof. The buyer cannot sell or otherwise transfer (a) this product, (b) its components, or (c) materials made using this product or its components to a third party or otherwise use this product or its components or materials made using this product or its components for Commercial Purposes. The buyer may not use this product for any Commercial Purpose. The buyer may transfer information or materials made through the use of this product to a scientific collaborator, provided that such transfer is not for any Commercial Purpose, and that such collaborator agrees in writing (a) not to transfer such materials to any third party, and (b) to use such transferred materials and/or information solely for research and not for Commercial Purposes. Commercial Purposes means any activity by a party for consideration and may include, but is not limited to: (1) use of the product or its components in manufacturing; (2) use of the product or its components to provide a service, information, or data; (3) use of the product or its components for therapeutic, diagnostic or prophylactic purposes or in connection with any Phase III clinical trials, pivotal trials or post registration clinical trials; or (4) resale of the product or its components, whether or not such product or its components are resold for use in research. For products that are subject to multiple limited use label licenses, the most restrictive terms apply. If the purchaser is not willing to accept the limitations of this limited use statement, Invitrogen is willing to accept return of the product with a full refund. For information on purchasing a license to this product for purposes other than research, contact Licensing Department, Invitrogen Corporation, 1600 Faraday Avenue, Carlsbad, California 92008. Phone (760) 603-7200. Fax (760) 602-6500. Email: outlicensing@invitrogen.com

EXHIBIT E

COMMERCIAL DEVELOPMENT PLAN

• EXHIBIT F

• IIPH AFFILIATES as of September 30, 2008

EXHIBIT B

NAVY LICENSED PATENTS

US Licensed Patents

Serial Number	Title	Inventors	Applicant / Assignee*	Status
***	***	***	***	***
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***

.

Foreign Licensed Patents*

Serial Number	Title	Inventors	Applicant / Assignee	Status
***	***	***	***	***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***	***	***	***	***
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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT C

UM LICENSED PATENTS

US Licensed Patents

Serial Number	Title	Inventors	Applicant / Assignee*	Status
***	***	***	***	***
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***	***	***	***	***

***

.

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Foreign Licensed Patents*

Serial Number	Title	Inventors	Applicant / Assignee	Status
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
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***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT D

DFCI LICENSED PATENTS

US Licensed Patents

Serial Number	Title	Inventors	Applicant / Assignee*	Status
***
***

***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

EXHIBIT E

COMMERCIAL DEVELOPMENT PLAN

***

***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Appendix H

Lead Times

For SKU 43305D for the Development, Transitional Phase and Commercial Phase and for SKU 433XXD during Commercial Phase, the following estimated Lead times will apply. The lead times will be confirmed by Life prior to start of Commercial Phase but shall not be materially different from the lead times set out below.

***L Batch size with ***mL/vial

Batch size	# of Batches	Lead time for shipment of Batch
***L	***	Batch #***	*** wks
***L	***	Batch #***	*** wks
***L	***	Batch #***	*** wks
***L	***	Batch #***	*** wks

Lead Time for more than *** Batches of ***L in any one calendar year shall be negotiated between the Parties prior to submission of purchase order.

***                           Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Appendix I

Process Implementation and Validation Plan

Life is responsible for Vilnius Validation Plan.    The Vilnius Validation Plan will be added to this Agreement upon approval by Life Quality and in accordance with clause 6.